UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2018 to November 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
November 30, 2018
Classes A, C, I, O, P3, R, R6 and W
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Voya Large-Cap Growth Fund

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Voya Large Cap Value Fund

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Voya MidCap Opportunities Fund

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Voya Multi-Manager Mid Cap Value Fund

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Voya Real Estate Fund

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Voya SmallCap Opportunities Fund

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Voya SMID Cap Growth Fund

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Voya U.S. High Dividend Low Volatility Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
Recent economic and geopolitical developments have given investors reasons to be cautious as we head towards year-end. The investment implications of this environment will be with us for a while as the markets vacillate between views of a soft landing and a recession. Plenty of concerns remain and markets will be collecting, weighing and balancing the data, as they always do.
Though we believe the economic background seems supportive, the financial markets have been turbulent as investors struggle with risks of slowing global growth and corporate earnings in 2019, the prospect of higher interest rates from the U.S. Federal Reserve Board (“Fed”) and the ongoing uncertainties of U.S. trade relations and geopolitical tensions.
As we look ahead to 2019, we expect economic and earnings growth to slow but not stall. By most measures, the economy looks quite strong, in our opinion. Inflation is at the Fed’s target level, the unemployment rate stands at multi-decade lows, manufacturing activity is robust and consumer spending has been resilient. In our view, recession risks still appear low in the United States, the euro zone and Japan. We believe that emerging markets growth potentially could remain at current levels or accelerate a bit.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 21, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended November 30, 2018

As our new fiscal year commenced, the market turmoil in early 2018 was still fresh in the memory. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of May, the Index was up a slim 0.95% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and a small, uneven recovery in November left the Index down 0.42% for the fiscal half-year. (The Index returned -1.67% for the six-months ended November 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. Yet investors seemed skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. In September, the FOMC raised rates for the third time this year, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 3.1% year-over-year rate shown in the November employment report was the highest since 2009, it did not seem particularly dangerous. The inflation measure preferred by the Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal half-year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending November at 0.21%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.30%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 1.25%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) edged up 0.30%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.02%. But this included a 4.85% jump in the last week of November, the largest weekly increase in seven years, fueled by hopes of a breakthrough on trade at the upcoming G20 meetings, and by more soothing language from Chairman Powell on the prospects for rate increases. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010. Health care was the top performer, up 16.27%. Energy was the weakest sector, down 11.57%, the price of a barrel of oil having fallen by about one third since early October.
In currencies, the dollar rose 3.30% against the euro, 4.29% against the pound and 4.36% against the yen. From mid-April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets had been shaken by the upsurge in volatility in early 2018 and were again in October on the concerns described above. MSCI Japan® Index fell 2.92% for the fiscal half-year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 4.84%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators and threats to global trade. MSCI UK® Index slumped 6.87%. Pessimism about the Brexit outcome and global growth, together with falling oil prices hit the financials, energy and materials sectors. Specific weakness in one heavily weighted consumer staples constituent added to the losses.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 2500™ Growth Index	An index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Information Technology	29.6%
Health Care	15.8%
Consumer Discretionary	15.3%
Industrials	12.5%
Communication Services	11.0%
Consumer Staples	5.5%
Financials	4.9%
Materials	2.0%
Real Estate	2.0%
Energy	0.7%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.97% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 1.43% for the same period.
Portfolio Specifics: The Fund outperformed the Index for the reporting period primarily due to stock selection. Stock selection in the consumer discretionary and healthcare sectors contributed the most to performance. Stock selection within the financials and communication services sectors detracted the most from performance.
Key contributors to performance include Facebook, Inc. (“FB”), NVIDIA Corporation (“NVDA”) and Thermo Fisher Scientific Inc. (“TMO”).
An underweight position in FB generated favorable results during the period. FB started the third quarter 2018 down on concerns of slowing user growth in light of the negative press surrounding Cambridge Analytica. Shares were also negatively impacted by third quarter 2018 revenue and earnings-per-share results that missed expectations. The miss was attributed to sequentially decelerated revenues, driven in part by privacy concerns as well as European GDPR compliance. Furthermore, FB guided to operating margins substantially lower than consensus. We believe the declining operating margin as well as the decelerating revenues implies a significant earnings reduction over the next few years.
Not owning benchmark stock, NVDA, contributed to performance during the period. Following a multi-year period of significant outperformance, shares underperformed considerably as a high beta/high multiple member of an overall weakening semiconductor subsector. It also increased concerns on near term supply/demand dynamics driven by cryptocurrency weakness.
An overweight position in TMO contributed to performance during the period. Shares benefited from solid earnings and sales results due to favorable macro trends and strong end markets for its products and services. What’s more, despite a less favorable foreign exchange environment, management raised top and bottom-line fiscal year guidance which further increased investor confidence.
Top Ten Holdings as of November 30, 2018 (as a percentage of net assets)

Microsoft Corp.	7.3%
Amazon.com, Inc.	7.0%
Alphabet, Inc. - Class A	4.8%
Apple, Inc.	4.4%
UnitedHealth Group, Inc.	3.7%
Facebook, Inc. - Class A	2.6%
Boeing Co.	2.5%
Home Depot, Inc.	2.5%
Mastercard, Inc. - Class A	2.4%
Biogen, Inc.	2.3%
Portfolio holdings are subject to change daily.
Key detractors from performance were Microchip Technology Incorporated (“MCHP”), Broadcom Inc. (“AVGO”) and XPO Logistics, Inc. (“XPO”).
An overweight position in MCHP detracted from performance during the period. Shares traded down as negative sentiment regarding trade tensions and slowing growth pressured the sector as a whole. Additionally, while MCHP exceeded earnings and forward guidance expectations, outsized below-the-line benefits and management’s disclosure of a substantial inventory overhang at the recently acquired Microsemi Corporation outweighed upside to consensus estimates.
An underweight position in AVGO detracted value during the period. Shares declined following the announced intention to acquire software maker CA Technologies for $18 billion without providing further detail or hosting an investor call. We believe this sparked immediate concerns about the long-term mergers and acquisition strategy and the sustainability of the core business. In our view, it also introduced significant skepticism towards a management team, which heretofore had been viewed as best-in-class operators and acquirers. The move contradicted very recent communications regarding future deal sizes, and ran contrary to the management’s commitment to a renewed focus on organic growth and shareholder returns post the failed Qualcomm hostile takeover.
An overweight position in transportation and logistics company, XPO, detracted from performance during the period. In addition to investor concerns regarding C-suite departures, a mixed third quarter 2018 earnings report pressured the stock. While guidance was largely in-line, a $15 million write-off resulting from the bankruptcy of a small contract logistics customer, weighed on EBITDA expectations into fiscal year 2018.
Current Strategy and Outlook: We believe the U.S. economy is currently in the later stages of the economic cycle. With macro-related concerns on the rise (i.e. trade wars, rising rates, fears of a slowing economy, etc.), market sentiment is mixed and uncertain as the U.S. Federal Reserve Board has cautiously taken steps toward a normalized interest rate environment. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe record high incremental margins are at peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with strong fundamentals and what we believe to be attractive relative valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Financials	22.4%
Health Care	15.3%
Information Technology	9.4%
Energy	8.8%
Consumer Staples	8.6%
Communication Services	7.6%
Industrials	6.5%
Utilities	6.5%
Real Estate	4.7%
Consumer Discretionary	4.6%
Materials	3.6%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Kristy Finnegan, CFA, Vincent Costa, CFA, James Dorment, CFA, and Christopher F. Corapi, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 1.65% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 3.48% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period due to unfavorable stock selection. On the sector level, stock selection within the consumer discretionary and financial sectors had the largest negative impact on performance. By contrast, stock selection was strongest within the information technology and communication services sector.
Key detractors from performance were Halliburton Company (“HAL”), BWX Technologies, Inc. (“BWXT”) and Lam Research Corporation (“LRCX”).
An overweight position in HAL, an oilfield services and equipment company, detracted value. Shares of HAL declined as investor concern grew over the slowdown of North America pressure pumping activity and greater than anticipated competitive pressures. While management provided optimistic commentary for 2019, it is our view that investors believe the next several quarters may prove more challenging. Consequently, we exited the stock in November.
An out-of-benchmark position in BWXT, an aerospace and defense company that engages in the supply and provision of nuclear components and products, underperformed for the period. Shares of BWXT sold off after the company reported third quarter 2018 results that missed expectations on both the top and bottom line. This was due to missile tube welding issues and after management reduced its 2018 non-GAAP earnings-per-share guidance.
Owning an out-of-benchmark position in LRCX, a semiconductor manufacturing equipment and service company, led to underperformance for the reporting period. Weakening memory chip prices created a pause in equipment spending, negatively affecting LRCX, which resulted in the company reducing its first quarter 2019 outlook. What’s more, it is our view that investors fear further cuts until the memory market reaches supply demand balance. We subsequently sold out of the stock in September 2018 as our concern grew about the demand outlook for memory heading into 2019, which would delay a recovery in equipment spending.
Key contributors to performance were Pfizer Inc. (“PFE”), General Electric Company (“GE”) and Verizon Communications Inc. (“VZ”).
Top Ten Holdings as of November 30, 2018 (as a percentage of net assets)

Pfizer, Inc.	4.4%
JPMorgan Chase & Co.	4.1%
Johnson & Johnson	4.1%
Verizon Communications, Inc.	3.6%
Chevron Corp.	3.2%
Wells Fargo & Co.	2.9%
Bank of America Corp.	2.9%
Cisco Systems, Inc.	2.7%
Intercontinental Exchange, Inc.	2.5%
Comcast Corp. – Class A	2.5%
Portfolio holdings are subject to change daily.
An overweight position in PFE contributed to performance for the period. PFE’s outperformance was led by a solid second quarter 2018 as the company outlined its focus on improving organic growth prospects, coupled with a broader investor rotation into the U.S. pharmaceutical group. PFE’s well-diversified revenue base, late stage pipeline developments and dividend yield has, we believe, garnered more investor interest as the company positions itself for growth reacceleration following a period of significant patent expirations.
Not owning benchmark stock GE, an industrials conglomerate, contributed to relative performance. The stock sold out following a string of disappointing earnings. In an analyst call, management highlighted operating challenges GE faced, specifically, its power and capital units in the second quarter of 2018 followed by a significant profit miss, driven by power and renewables, in the third quarter of 2018. What’s more, the company drastically cut its quarterly dividend from $0.12/share to $0.01/share. It is our opinion that investors remain skeptical that GE will be able to meet full year expectations and believe these challenges will persist.
An overweight position in VZ, a wireless communications products and services company, contributed to performance for the reporting period. Following signs of improving fundamentals, the company reported a string of earnings that exceeded analyst expectations. Performance was driven by strong momentum in wireless growth, expense reductions and the preparation for the release of 5G networks.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that stocks with high-dividend yield and dividend growth potential will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy seeks to provide.

*
Christopher F. Corapi has announced he intends to retire effective on or about June 1, 2019. Accordingly, effective on or about June 1, 2019, Mr. Corapi will no longer serve as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Information Technology	31.0%
Consumer Discretionary	16.8%
Industrials	16.0%
Health Care	14.8%
Financials	7.1%
Materials	3.8%
Communication Services	3.3%
Consumer Staples	2.2%
Energy	1.5%
Real Estate	1.5%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.83% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned -0.23% and -0.68%, respectively, for the same period.
Portfolio Specifics: Net of fees and expenses, the Fund underperformed its primary benchmark, the Russell Midcap® Growth Index for the reporting period. Gross of those fees and expenses, the Fund slightly outperformed its primary benchmark. Stock selection within the information technology and industrials sectors detracted the greatest value. Stock selection within the consumer discretionary and healthcare sectors contributed to performance during the period.
Key detractors from performance were Huntsman Corporation (“HUN”), LogMeIn, Inc. (“LOGM”) and Lam Research Corporation (“LRCX”).
An overweight position in HUN, a company that manufactures chemicals for the plastics, automotive and construction industries, detracted from results during the period. While end market demand for methylene diphenyl isocyanate (“MDI”) components remained strong throughout the year, customer destocking ahead of MDI price declines (driven by WTI/Brent price weakness) and the delay in the company’s monetization of its Venator Materials stake weighed on the share price.
An overweight position in LOGM, a software and services company that provides remote access/support and collaboration solutions between internet-enabled devices, detracted from results during the period. Shares sold off in late July following a disappointing earnings report that cited a second quarter billings miss and lowered earnings guidance. In particular, it is our view that investor concerns were heightened after greater competition in the industry led to increased churn of customers within LOGM’s collaboration business.
An overweight position in LRCX, a semiconductor manufacturing equipment and service company, detracted from results during the period. The stock underperformed as concerns around supply/demand imbalances in memory began to materialize. This caused reductions in capital equipment spending
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

Fiserv, Inc.	2.8%
Hilton Worldwide Holdings, Inc.	2.8%
O’Reilly Automotive, Inc.	2.7%
Moody’s Corp.	2.5%
Centene Corp.	2.5%
Fidelity National Information Services, Inc.	2.5%
Ingersoll-Rand PLC - Class A	2.5%
Fortinet, Inc.	2.2%
Motorola Solutions, Inc.	2.2%
WW Grainger, Inc.	2.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
as memory manufacturers work to slow supply growth. We believe this memory concern has expanded into a broader and significant pullback in the semiconductor space, as investors view the supply imbalance in memory as a leading indicator of a cyclical peak.
Key contributors to performance were Exact Sciences Corporation (“EXAS”), Live Nation Entertainment, Inc. (“LYV”) and Motorola Solutions, Inc. (“MSI”).
An overweight position in EXAS, a molecular diagnostics company focused on the early detection and prevention of colorectal cancer, generated strong results. Shares advanced following the announcement of a three-year co-promotion agreement with Pfizer Inc. on Cologuard. Given the size of Pfizer’s primary care salesforce in the United States, we believe EXAS’s Cologuard appears well positioned to deliver strong revenue growth and margin expansion.
An overweight position in LYV, an entertainment company that engages in producing, marketing and selling live concerts for artists via its global concert pipeline, contributed to performance. The stock was rewarded following its strong third quarter 2018 earnings report, which indicated an adjusted operating income well ahead of Wall Street expectations. LYV is also benefiting from positive macro trends with ticket sales, higher per fan spending and optimized pricing as continuing tailwinds.
An overweight position in MSI generated positive results. Shares advanced due to continued investor confidence in MSI’s execution on growth and margin initiatives, diminishing concerns on competitiveness of LTE-based FirstNet and increased understanding on the opportunity for MSI in emergency call taking systems.
Current Strategy and Outlook: We believe the U.S. economy is currently in the later stages of the economic cycle. With macro-related concerns on the rise (i.e. trade wars, rising rates, fears of a slowing economy, etc.), market sentiment is mixed and uncertain as the U.S. Federal Reserve Board has cautiously taken steps toward a normalized interest rate environment. While the health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow, active dividend increases and share buybacks, we believe record high incremental margins are at peak. As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies with strong fundamentals and what we believe to be attractive relative valuations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Financials	18.4%
Industrials	16.9%
Information Technology	13.7%
Real Estate	12.1%
Consumer Discretionary	10.2%
Materials	7.1%
Health Care	6.0%
Utilities	5.0%
Energy	4.9%
Consumer Staples	3.0%
Communication Services	1.2%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management*; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Gregory J. Garabedian and James N. Mordy, Portfolio Managers of Wellington**.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class I shares provided a total return of  -5.09% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned-1.06%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 310 basis points (-3.10%) for the six-months ended November 30, 2018. During the period, the Sleeve’s performance benefited from its exposure to the information technology and healthcare sectors, offset by underperformance in consumer discretionary, financials, energy and industrial sectors. The dominant reason for the Sleeve’s underperformance was unfavorable stock selection
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

Reliance Steel & Aluminum Co.	1.6%
Keysight Technologies, Inc.	1.5%
Euronet Worldwide, Inc.	1.4%
Becton Dickinson & Co.	1.4%
UGI Corp.	1.2%
Diamondback Energy, Inc.	1.2%
Ross Stores, Inc.	1.2%
CBRE Group, Inc.	1.1%
Mid-America Apartment Communities, Inc.	1.1%
Jacobs Engineering Group, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
partially offset by sector selection. Detracting from performance were declines in PVH Corp., Mohawk Industries, East West Bancorp, and Pioneer Natural Resources. The best stock performance came from Euronet Worldwide, Becton Dickinson, Agilent and Ross Stores. More generally, the underperformance reflected company-specific factors as well as certain macro factors (e.g., interest rates increases and oil price declines), while the positive contributions reflected company-specific demand and operational execution strength. We continue to be mindful of risks to Sleeve holdings and believe ongoing attention to high-quality companies is the right strategy no matter the environment.
LSV Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 491 basis points (-4.91%) for the six-months ended November 30, 2018. With an increase in market volatility, investors favored more defensive stocks as the consumer staples, health care, utilities, and real estate sectors posted solid gains in the Russell Midcap® Value Index. The largest sector laggards were energy and materials as commodity prices weakened including oil prices which peaked in early October before falling amid concerns over excess supply and slowing global demand. Financials also struggled with a flattening yield curve while the technology sector came under pressure after posting a strong first half of the year.
While value stocks struggled across the broader midcap market, deeper value stocks which the Sleeve emphasizes underperformed within the Russell Midcap® Value Index. As a result, stock selection results detracted from Sleeve performance overall, but most notably within the energy, materials and technology sectors. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, also detracted from relative performance over the period, primarily due to the underweight in utilities and real estate stocks.
At the security level, the largest detractors included Sleeve positions in Huntsman, Valero Energy, ACCO Brands, Western Digital, Lear Corp, and SRC Energy. The largest stock contributors included Sleeve positions in HCA Healthcare, Medical Properties Trust, United Continental, Kroger, Cooper Tire & Rubber, and Exelon.
Wellington Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 369 basis points (-3.69%) for the six-months ended November 30, 2018. Both sector allocation and security selection detracted from relative performance for the period. Selection within the materials, industrials, and financials sectors weighed most on relative returns. These effects were only

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

partially offset by favorable selection in the utilities, real estate, and consumer staples sectors. Sector allocation, a residual of the bottom-up stock selection process, also detracted from returns during the period. In particular, underweight exposure to the utilities sector and overweight exposure to the materials sector detracted most from relative returns; an underweight to consumer discretionary had a positive effect, as did the Sleeve’s allocation to communication services during in the period.
Top detractors from relative performance included US-based oil company Newfield Exploration (energy), plastics manufacturer and distributor Milacron (industrials), and oil and natural gas exploration and production company Laredo Petroleum (energy). Newfield Exploration was eliminated from the Sleeve during the period. Top contributors to relative performance included insurance company Jardine Lloyd Thompson (financials), energy distribution company UGI (utilities), and consumer packaged goods holding company Post Holdings (consumer staples). Jardine Lloyd Thompson was eliminated from the Sleeve during the period.
Current Strategy & Outlook: Hahn Capital Management Sleeve — We continue to expect volatility to normalize (at a level higher than we have seen over the past few years) as the tailwinds of economic growth driven by tax reform, rising incomes and employment meet the headwinds of higher interest rates (both short- and long-term) as well as (potentially more) trade tariffs. As 2018 winds down, investors are assessing the 2019 earnings growth outlook and the potential for recession on the horizon. As it stands, we believe the market should reflect a lower level of earnings growth in 2019 after the tax reformed-boosted level of growth this year.
LSV Sleeve — The Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to Index. Current valuations are 10 times forward earnings estimates and 6 times trailing cash flow compared to 15 times earnings and 10 times cash flow for the Index. The Sleeve also has a dividend yield of 2.9% compared to 2.3% for the Index. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
Wellington Sleeve — We seek to add value through fundamental research and bottom-up security selection. We pursue what we believe to be good companies with solid business models that trade at a discount to their fair-value relative to normalized earnings due to issues we view as solvable or temporary. We are opportunistic, focusing on company-specific fundamentals, sentiment changes, and shifts in industry-dynamics, and look beyond near-term headline factors.
At the end of the period, the most significant overweight allocations were to the information technology, materials, and industrials sectors, while the largest underweights were consumer discretionary, utilities, and health care.

*
Effective July 1, 2018, Elaine Hahn is no longer a portfolio manager to the Sleeve managed by Hahn Capital Management and Michael Whitfield was added as a portfolio manager to the Sleeve.

**
Effective December 31, 2018, James N. Mordy retired and was removed as a portfolio manager to the Sleeve managed by Wellington.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Real Estate Fund

REIT Diversification as of November 30, 2018 (as a percentage of net assets)

Specialized REITs	21.5%
Residential REITs	19.7%
Office REITs	14.9%
Retail REITs	14.5%
Health Care REITs	9.1%
Industrial REITs	7.8%
Hotel & Resort REITs	5.8%
Diversified REITs	4.9%
Hotels, Resorts & Cruise Lines	1.5%
Assets in Excess of Other Liabilities	0.3%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.71% compared to the MSCI U.S. REIT® Index (the “Index” or “MSCI U.S. REIT®”), which returned 7.25%, for the same period.
Portfolio Specifics: U.S. real estate stocks, as measured by the Index, generated a 7.25% total return over the past six-months as all property sectors were positive, with the exception of the hotel sector. The healthcare, residential, mall and net lease sectors all delivered returns in excess of 10% during the period, while the hotel, office, technology and storage sectors underperformed.
Despite recent volatility in equity markets, we believe the macro-economic backdrop remains supportive of real estate earnings and valuations globally, with continued economic growth and moderate pressure on inflation. Earnings releases from real estate companies have supported this view.
We believe solid economic growth and modestly increasing inflation should benefit real estate stocks looking forward. The economic outlook is solid, in our view, and this should have a positive impact on commercial and listed real estate companies. Economic growth continues with modest pressure on inflation in an economic expansion, which continues to have durability at this point of an extended cycle.
Monetary policy has tightened in certain markets, including the U.S., U.K. and Canada, but remains more accommodative elsewhere. We expect the U.S. Federal Reserve Board to tighten monetary policy further in response to continued favorable economic growth. We belive total return among property companies will be generated by 4% earnings growth and 4% dividend yield with stable multiples. With real estate companies trading at a discount to our estimate of inherent real estate value, we
Top Ten Holdings as of November 30, 2018 (as a percentage of net assets)

Simon Property Group, Inc.	6.4%
ProLogis, Inc.	5.9%
Equinix, Inc.	5.6%
Equity Residential	5.1%
AvalonBay Communities, Inc.	4.1%
Extra Space Storage, Inc.	3.9%
Welltower, Inc.	3.9%
Alexandria Real Estate Equities, Inc.	3.5%
CubeSmart	3.4%
Healthcare Trust of America, Inc.	3.4%
Portfolio holdings are subject to change daily.
believe real estate stocks remain attractively priced relative to private real estate and competing asset classes.
During the period, the Fund lagged the benchmark primarily as the result of stock selection. The relative underperformance of holdings in the healthcare sector accounted for about half of the shortfall as several healthcare REITs with high dividend yields but underlying tenant issues outperformed. We believe this to be a temporary phenomenon given tenant credit concerns as well as expectations of sub-par earnings growth. Fund holdings in the office, technology and residential sectors also detracted from relative performance, more than offsetting the value added by positive stock selection in the shopping center, industrial and hotel sectors. From a sector allocation standpoint, underweight exposure to the outperforming healthcare and net lease sectors hurt performance and overshadowed the value added from positioning decisions in the hotel, residential and office sectors during the period.
Current Strategy & Outlook: We are positive on property types and markets with valuations that we believe are attractive relative to their growth. We favor the technology, residential, self-storage and class-A mall companies. Within residential, we like manufactured housing, single family home-for-rent companies and apartment REITs, which are benefitting from firming demand, particularly in the coastal markets. We are cautious and selective in markets and property types that seem expensive relative to the rate of earnings growth. This includes the lodging, net lease, healthcare, shopping center and office sectors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Health Care	23.1%
Industrials	19.6%
Consumer Discretionary	17.5%
Information Technology	14.1%
Financials	10.9%
Materials	5.1%
Real Estate	2.8%
Communication Services	1.9%
Energy	1.9%
Exchange-Traded Funds	1.0%
Assets in Excess of Other Liabilities*	2.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -7.80% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned -5.66% and -5.53%, respectively, for the same period.
Portfolio Specifics: The Fund underperformed its primary benchmark, the Russell 2000® Growth Index x due primarily to stock selection. Stock selection within the consumer services and pharmaceutical and biotechnology sectors detracted the most from performance. Stock selection within the healthcare equipment and services and consumer durables sectors contributed the greatest value.
Key detractors from performance were Boise Cascade Co. (“BCC”), TopBuild Corp. (“BLD”) and Boyd Gaming Corporation (“BYD”).
An overweight position in BYD, an owner and operator of casino properties across the U.S., detracted from performance during the period. Despite the company’s strong fundamentals further fueled by favorable consumer trends, BYD shares traded down in the midst of the market correction in October/November as investors exited companies which had a greater exposure to leverage.
An overweight position in BCC, a manufacturer and distributor of wood and building products, detracted value during the period. Shares declined due to concerns regarding falling prices for wood products in combination with higher input costs.
An overweight position in BLD, an installer and distributor of insulation products, detracted value during the period. In addition to concerns regarding a potential end to the current housing market cycle, shares were under pressure due to an expected deceleration in new and commercial construction in the second half of 2018 as well as higher input costs.
Key contributors to performance were Amedisys, Inc. (“AMED”), Omnicell, Inc. (“OMCL”) and iRobot Corporation (“IRBT”).
An overweight position in AMED, contributed to performance during the period. Shares advanced throughout the month following the company’s solid quarterly earnings report due to continued strength in its home, health and hospice segments and margin expansion across all business lines. In addition to anticipated organic growth through its traditional Medicare business, AMED is expected to complete an accretive acquisition to
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

Woodward, Inc.	1.4%
ASGN, Inc.	1.3%
j2 Global, Inc.	1.3%
Merit Medical Systems, Inc.	1.3%
Medidata Solutions, Inc.	1.3%
Green Dot Corp.	1.3%
Entegris, Inc.	1.3%
Brink’s Co.	1.3%
Amedisys, Inc.	1.3%
Wright Medical Group NV	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
build out its hospice segment.
An overweight position in OMCL, a company that provides automation and business analytics software solutions for patient-centric medication and supply management, contributed to performance during the period. Shares benefited from strong quarterly performance highlighting continued market share gains and solid execution with an anticipated acceleration in large deal flow activity.
An overweight position in IRBT contributed to performance during the period. Shares advanced after the company announced better than expected second quarter 2018 earnings per share and revenue and raised its full-year guidance. Despite increased competition, we believe IRBT is well-positioned for continued market share gains through a combination of a product refreshes and the introduction of new products. To target the higher-end consumer, IRBT launched a new Roomba line that memorizes room layouts. IRBT also launched an entry level product to compete in the more crowded, lower end of the market. In our view, stratifying the consumer base is building investor optimism that IRBT will either maintain or grow share.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong management, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya SMID Cap Growth Fund

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Information Technology	21.9%
Health Care	21.6%
Industrials	18.5%
Consumer Discretionary	13.1%
Financials	7.7%
Materials	5.8%
Exchange-Traded Funds	2.5%
Communication Services	2.2%
Real Estate	1.8%
Energy	1.5%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SMID Cap Growth Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -5.26% compared to the Russell 2500™ Growth Index (the “Index” or “Russell 2500™ Growth”), which returned -3.12% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the period primarily due to a combination of sector allocation and stock selection. From sector allocation performance suffered from an underweight in the strong Health Care Equipment & Services industry group and an overweight in lagging Materials. At the individual sector level, stock selection within the software and services and semiconductors sectors detracted the most from performance. By contrast, stock selection within the pharmaceutical and biotechnology and consumer durables sectors contributed the greatest value.
Key detractors from performance were Advanced Micro Devices, Inc. (“AMD”), Boise Cascade Co. (“BCC”) and Boyd Gaming Corporation (“BYD”).
An underweight position in semiconductor company AMD detracted from results during the period. Shares advanced throughout the quarter due to strong quarterly results and increased investor confidence in AMD’s ability to execute against rival, Intel Corporation. Intel has experienced multiple setbacks to its technology and product innovation pipeline — encouraging AMD investors of their ability to capture meaningful market share.
An overweight position in BCC, a manufacturer and distributor of wood and building products, detracted value during the period. Shares declined due to concerns regarding falling prices for wood products in combination with higher input costs.
An overweight position in BYD, an owner and operator of casino properties across the U.S., detracted from performance during the period. Despite the company’s strong fundamentals further fueled by favorable consumer trends, BYD shares traded down in the midst of the market correction in October/November as investors exited companies that had a greater exposure to leverage.
Key contributors to performance were iRobot Corporation (“IRBT”), Euronet Worldwide, Inc. (“EEFT”) and PRA Health Sciences, Inc. (“PRAH”).
An overweight position in IRBT contributed to performance during the quarter. Shares advanced following a strong second quarter 2018 quarterly
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

Vail Resorts, Inc.	1.6%
iShares Russell 2000 Growth ETF	1.5%
WellCare Health Plans, Inc.	1.5%
Ultimate Software Group, Inc.	1.3%
SS&C Technologies Holdings, Inc.	1.3%
Booz Allen Hamilton Holding Corp.	1.3%
PTC, Inc.	1.3%
Euronet Worldwide, Inc.	1.3%
Avery Dennison Corp.	1.3%
Crown Holdings, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
earnings beat driven by better than expected revenues and earnings per share and a raise in full-year guidance. We believe IRBT products, despite increased competition, are well-positioned for continued market share gains through a combination of a product refresh and the introduction of new products. Specifically, IRBT has introduced enhancements to the existing Roomba product line. To target the higher end consumer, IRBT launched a new Roomba line that memorizes an internal layout. IRBT also launched an entry level product to compete in the more competitive, lower-end of the market.
An overweight position in payment and transaction processing solutions company, EEFT, contributed to performance during the period. Shares advanced following the announcement that Visa Inc. would allow for Dynamic Currency Conversion (“DCC”) on all of its international ATM transactions. We believe as the risk of DCC regulation subsided, investors began to appreciate the substantial growth opportunity and solid balance sheet that EEFT seeks to offer its shareholders.
An overweight position in PRAH contributed to performance during the period. Shares advanced due to consistently strong quarterly earnings results indicating robust bookings growth from its existing business. Furthermore, investors believe that PRAH will benefit from significant synergies from its recently acquired asset, Symphony Health, as well as favorable secular trends.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Information Technology	21.3%
Health Care	14.7%
Financials	14.5%
Consumer Discretionary	9.1%
Industrials	8.7%
Communication Services	8.4%
Consumer Staples	7.9%
Real Estate	4.4%
Energy	4.3%
Utilities	4.1%
Materials	2.0%
Exchange-Traded Funds	0.4%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, and Kai Yee Wong, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.82% compared to the Russell 1000® Index (the “Index” or “Russell 1000®”), which returned 2.51% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index. In terms of the Fund’s performance, low beta was a significant tailwind, dividend yield outperformed and the stock selection model detracted value. On the sector level, holdings within the information technology and communication services sectors had the largest positive impact on performance. By contrast, portfolio holdings within the real estate sector detracted the most value. At the individual stock level, key
Top Ten Holdings as of November 30, 2018 (as a percentage of net assets)

Microsoft Corp.	3.8%
Johnson & Johnson	2.1%
JPMorgan Chase & Co.	1.8%
UnitedHealth Group, Inc.	1.6%
Pfizer, Inc.	1.6%
Verizon Communications, Inc.	1.6%
Intel Corp.	1.4%
Procter & Gamble Co.	1.4%
Chevron Corp.	1.4%
Cisco Systems, Inc.	1.4%
Portfolio holdings are subject to change daily.
contributors for the period were not owning benchmark positions in Facebook, Inc., General Electric Company and NVIDIA Corporation. Key detractors for the period were overweight positions in Western Digital Corporation and Valero Energy Corporation, and not holding benchmark stock, Merck & Co., Inc.
Current Strategy and Outlook: This is an actively managed investment strategy designed to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process first creates a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to seek to maximize prospective alpha and achieve its dividend and volatility objectives.

*
Effective June 30, 2018, James Ying was removed as a Portfolio Manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,029.70	1.04%	$5.29	$1,000.00	$1,019.85	1.04%	$5.27
Class C	1,000.00	1,025.80	1.79	9.09	1,000.00	1,016.09	1.79	9.05
Class I	1,000.00	1,031.50	0.66	3.36	1,000.00	1,021.76	0.66	3.35
Class P3	1,000.00	1,022.30	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	1,028.30	1.29	6.56	1,000.00	1,018.60	1.29	6.53
Class R6	1,000.00	1,032.20	0.56	2.85	1,000.00	1,022.26	0.56	2.84
Class W	1,000.00	1,030.90	0.79	4.02	1,000.00	1,021.11	0.79	4.00
Voya Large Cap Value Fund
Class A	$1,000.00	$1,016.50	1.10%	$5.56	$1,000.00	$1,019.55	1.10%	$5.57
Class C	1,000.00	1,012.70	1.85	9.33	1,000.00	1,015.79	1.85	9.35
Class I	1,000.00	1,018.40	0.76	3.85	1,000.00	1,021.26	0.76	3.85
Class O	1,000.00	1,014.90	1.10	5.56	1,000.00	1,019.55	1.10	5.57
Class P3	1,000.00	1,013.00	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	1,015.30	1.31	6.62	1,000.00	1,018.50	1.31	6.63
Class R6	1,000.00	1,018.50	0.74	3.74	1,000.00	1,021.36	0.74	3.75
Class W	1,000.00	1,018.00	0.85	4.30	1,000.00	1,020.81	0.85	4.31

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$991.70	1.26%	$6.29	$1,000.00	$1,018.75	1.26%	$6.38
Class C	1,000.00	987.80	2.01	10.02	1,000.00	1,014.99	2.01	10.15
Class I	1,000.00	992.80	0.98	4.90	1,000.00	1,020.16	0.98	4.96
Class O	1,000.00	991.70	1.26	6.29	1,000.00	1,018.75	1.26	6.38
Class P3	1,000.00	986.60	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	990.20	1.51	7.53	1,000.00	1,017.50	1.51	7.64
Class R6	1,000.00	993.60	0.84	4.20	1,000.00	1,020.86	0.84	4.26
Class W	1,000.00	992.70	1.01	5.05	1,000.00	1,020.00	1.01	5.11
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$949.10	0.88%	$4.30	$1,000.00	$1,020.66	0.88%	$4.46
Class P3	1,000.00	946.20	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Voya Real Estate Fund
Class A	$1,000.00	$1,047.10	1.30%	$6.67	$1,000.00	$1,018.55	1.30%	$6.58
Class C	1,000.00	1,042.40	2.05	10.50	1,000.00	1,014.79	2.05	10.35
Class I	1,000.00	1,048.60	0.95	4.88	1,000.00	1,020.31	0.95	4.81
Class O	1,000.00	1,046.60	1.30	6.67	1,000.00	1,018.55	1.30	6.58
Class P3(1)	1,000.00	1,035.90	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	1,045.40	1.55	7.95	1,000.00	1,017.30	1.55	7.84
Class R6	1,000.00	1,049.00	0.86	4.42	1,000.00	1,020.76	0.86	4.36
Class W	1,000.00	1,048.10	1.05	5.39	1,000.00	1,019.80	1.05	5.32
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$922.00	1.33%	$6.41	$1,000.00	$1,018.40	1.33%	$6.73
Class C	1,000.00	918.40	2.08	10.00	1,000.00	1,014.64	2.08	10.50
Class I	1,000.00	923.40	1.01	4.87	1,000.00	1,020.00	1.01	5.11
Class P3(1)	1,000.00	914.00	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	920.70	1.58	7.61	1,000.00	1,017.15	1.58	7.99
Class R6	1,000.00	923.80	0.92	4.44	1,000.00	1,020.46	0.92	4.66
Class W	1,000.00	923.10	1.08	5.21	1,000.00	1,019.65	1.08	5.47
Voya SMID Cap Growth Fund
Class A	$1,000.00	$947.40	1.19%	$5.81	$1,000.00	$1,019.10	1.19%	$6.02
Class I	1,000.00	949.30	0.94	4.59	1,000.00	1,020.36	0.94	4.76
Class P3(1)	1,000.00	939.00	0.01	0.05	1,000.00	1,025.02	0.01	0.05
Class R6	1,000.00	949.30	0.94	4.59	1,000.00	1,020.36	0.94	4.76
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,038.20	0.80%	$4.09	$1,000.00	$1,021.06	0.80%	$4.05
Class I	1,000.00	1,040.10	0.55	2.81	1,000.00	1,022.31	0.55	2.79
Class P3(2)	1,000.00	968.70	0.00	0.00	1,000.00	1,025.07	0.00	0.00

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was June 4, 2018. Expenses paid for the actual Fund’s return reflect the 180-day period ended November 30, 2018.

(2)
Commencement of operations was September 28, 2018. Expenses paid for the actual Fund’s return reflect the 64-day period ended November 30, 2018.

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$929,362,348	$816,330,573	$1,274,093,505
Short-term investments at fair value**	7,355,000	25,036,942	47,330,987
Cash	54,959	1,093	50,387
Foreign currencies at value***	—	4,337	—
Receivables:
Investment securities sold	—	7,125,554	24,527,278
Fund shares sold	526,204	128,812	2,543,798
Dividends	1,146,761	2,145,030	868,198
Foreign tax reclaims	—	3,704	—
Prepaid expenses	58,189	67,247	71,275
Reimbursement due from manager	—	60,053	—
Other assets	15,211	56,606	44,211
Total assets	938,518,672	850,959,951	1,349,529,639
LIABILITIES:
Payable for investment securities purchased	—	6,539,026	23,341,711
Payable for fund shares redeemed	1,371,657	1,390,139	5,493,889
Payable upon receipt of securities loaned	—	9,000,942	18,823,987
Payable for investment management fees	390,371	508,768	850,002
Payable for distribution and shareholder service fees	42,340	119,695	119,599
Payable to trustees under the deferred compensation plan (Note 6)	15,211	56,606	44,211
Payable for trustee fees	4,064	4,379	6,932
Other accrued expenses and liabilities	1,081,417	517,950	678,479
Total liabilities	2,905,060	18,137,505	49,358,810
NET ASSETS	$935,613,612	$832,822,446	$1,300,170,829
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$734,671,587	$668,166,895	$1,020,812,318
Total distributable earnings	200,942,025	164,655,551	279,358,511
NET ASSETS	$935,613,612	$832,822,446	$1,300,170,829
+ Including securities loaned at value	$—	$8,779,826	$18,426,698
* Cost of investments in securities	$781,697,831	$712,208,299	$1,207,596,599
** Cost of short-term investments	$7,355,000	$25,036,942	$47,330,987
*** Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited) (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$77,433,814	$388,614,976	$291,525,571
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,940,750	31,891,060	12,799,953
Net asset value and redemption price per share†	$39.90	$12.19	$22.78
Maximum offering price per share (5.75%)(1)	$42.33	$12.93	$24.17
Class C
Net assets	$32,740,368	$48,013,508	$71,490,787
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	969,611	3,950,372	4,205,732
Net asset value and redemption price per share†	$33.77	$12.15	$17.00
Class I
Net assets	$550,950,044	$226,381,953	$676,024,029
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	12,454,390	17,164,767	25,840,707
Net asset value and redemption price per share	$44.24	$13.19	$26.16
Class P3
Net assets	$6,822,316	$4,725,835	$976,856
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	153,650	357,291	36,932
Net asset value and redemption price per share	$44.40	$13.23	$26.45
Class R
Net assets	$957,964	$3,156,240	$3,713,900
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	21,993	259,311	167,268
Net asset value and redemption price per share	$43.56	$12.17	$22.20
Class R6
Net assets	$253,429,029	$151,665,995	$142,562,264
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	5,723,756	11,511,489	5,412,558
Net asset value and redemption price per share	$44.28	$13.18	$26.34
Class W
Net assets	$13,280,077	$9,817,765	$111,933,457
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	308,271	746,497	4,342,855
Net asset value and redemption price per share	$43.08	$13.15	$25.77

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$164,082,311	$431,390,222	$1,272,273,222
Short-term investments at fair value**	3,655,472	—	70,719,027
Cash	—	345	141,980
Foreign currencies at value***	60,711	—	—
Receivables:
Investment securities sold	285,276	3,548,958	31,054,657
Fund shares sold	16,824	830,730	2,816,150
Dividends	267,808	371,725	705,305
Foreign tax reclaims	2,001	—	—
Unrealized appreciation on forward foreign currency contracts	54	—	—
Prepaid expenses	27,143	72,336	76,924
Reimbursement due from manager	1,388	6,253	5
Other assets	6,895	44,118	26,508
Total assets	168,405,883	436,264,687	1,377,813,778
LIABILITIES:
Payable for investment securities purchased	47,886	—	—
Payable for fund shares redeemed	427,124	1,327,357	35,172,633
Payable upon receipt of securities loaned	1,279,021	—	40,711,027
Unrealized depreciation on forward foreign currency contracts	10	—	—
Payable for investment management fees	106,024	287,414	954,404
Payable for distribution and shareholder service fees	—	30,749	57,077
Payable to trustees under the deferred compensation plan (Note 6)	6,895	44,118	26,508
Payable for trustee fees	868	2,447	7,466
Payable for borrowings against line of credit	—	1,708,000	—
Other accrued expenses and liabilities	47,344	337,916	677,782
Total liabilities	1,915,172	3,738,001	77,606,897
NET ASSETS	$166,490,711	$432,526,686	$1,300,206,881
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,765,107	$221,308,642	$1,187,419,666
Total distributable earnings	33,725,604	211,218,044	112,787,215
NET ASSETS	$166,490,711	$432,526,686	$1,300,206,881
+ Including securities loaned at value	$1,240,794	$—	$39,588,407
* Cost of investments in securities	$154,091,254	$314,593,432	$1,315,844,803
** Cost of short-term investments	$3,655,472	$—	$70,719,027
*** Cost of foreign currencies	$61,733	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited) (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
Class A
Net assets	n/a	$97,282,705	$164,588,746
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	6,521,845	2,907,633
Net asset value and redemption price per share†	n/a	$14.92	$56.61
Maximum offering price per share (5.75%)(1)	n/a	$15.83	$60.06
Class C
Net assets	n/a	$11,482,135	$26,437,478
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	718,867	612,974
Net asset value and redemption price per share†	n/a	$15.97	$43.13
Class I
Net assets	$164,514,600	$219,988,088	$774,936,607
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	14,455,284	13,296,343	12,499,445
Net asset value and redemption price per share	$11.38	$16.55	$62.00
Class P3
Net assets	$1,976,111	$3,142	$2,755
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	172,920	189	44
Net asset value and redemption price per share	$11.43	$16.67	$62.74
Class R
Net assets	n/a	$2,798,884	$3,558,603
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	188,725	64,351
Net asset value and redemption price per share	n/a	$14.83	$55.30
Class R6
Net assets	n/a	$76,995,974	$257,227,641
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	4,652,209	4,118,048
Net asset value and redemption price per share	n/a	$16.55	$62.46
Class W
Net assets	n/a	$23,160,407	$73,455,051
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,187,702	1,201,852
Net asset value and redemption price per share	n/a	$19.50	$61.12

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$3,462,640	$144,089,740
Short-term investments at fair value**	200,332	1,616,266
Cash	1,453	15,077
Receivables:
Investment securities sold	18,187	—
Fund shares sold	—	5,847
Dividends	2,375	390,194
Prepaid expenses	21,779	21,488
Reimbursement due from manager	8,771	—
Other assets	30	501
Total assets	3,715,567	146,139,113
LIABILITIES:
Payable for fund shares redeemed	5,556	419,394
Payable upon receipt of securities loaned	112,332	1,188,266
Payable for investment management fees	2,455	55,182
Payable for distribution and shareholder service fees	259	44
Payable to trustees under the deferred compensation plan (Note 6)	30	501
Payable for trustee fees	19	777
Other accrued expenses and liabilities	10,709	32,006
Total liabilities	131,360	1,696,170
NET ASSETS	$3,584,207	$144,442,943
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,336,278	$134,155,479
Total distributable earnings	247,929	10,287,464
NET ASSETS	$3,584,207	$144,442,943
+ Including securities loaned at value	$109,461	$1,156,347
* Cost of investments in securities	$3,439,412	$139,660,397
** Cost of short-term investments	$200,332	$1,616,266
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited) (continued)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	$1,287,614	$222,680
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	119,126	18,774
Net asset value and redemption price per share†	$10.81	$11.86
Maximum offering price per share (5.75%)(1)	$11.47	$12.58
Class I
Net assets	$1,146,878	$137,952,506
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	105,553	11,578,653
Net asset value and redemption price per share	$10.87	$11.91
Class P3
Net assets	$2,831	$6,267,757
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	259	525,473
Net asset value and redemption price per share	$10.92	$11.93
Class R6
Net assets	$1,146,884	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	105,553	n/a
Net asset value and redemption price per share	$10.87	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2018 (Unaudited)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,553,621	$11,104,799	$5,381,487
Interest	508	232	639
Securities lending income, net	3,373	30,125	20,678
Total investment income	4,557,502	11,135,156	5,402,804
EXPENSES:
Investment management fees	2,078,507	3,292,771	5,550,900
Distribution and shareholder service fees:
Class A	100,005	487,940	341,736
Class C	168,290	256,876	399,233
Class O	—	22,355	52,030
Class R	2,439	8,823	9,654
Transfer agent fees:
Class A	89,544	233,839	232,551
Class C	37,671	30,666	68,216
Class I	328,024	45,906	424,840
Class O	—	10,045	36,155
Class P3	253	55	12
Class R	1,091	2,099	3,290
Class R6	1,126	404	1,454
Class W	17,444	7,218	111,583
Shareholder reporting expense	27,450	30,744	53,167
Registration fees	65,900	64,569	74,912
Professional fees	21,594	34,450	49,769
Custody and accounting expense	31,659	55,367	79,605
Trustee fees	16,258	17,514	27,729
Miscellaneous expense	6,109	27,364	33,729
Interest expense	628	337	353
Total expenses	2,993,992	4,629,342	7,550,918
Recouped/Waived and reimbursed fees	(39,918)	(325,543)	62,411
Net expenses	2,954,074	4,303,799	7,613,329
Net investment income (loss)	1,603,428	6,831,357	(2,210,525)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,685,586	26,775,042	83,669,111
Foreign currency related transactions	8	10	19,258
Net realized gain	25,685,594	26,775,052	83,688,369
Net change in unrealized appreciation (depreciation) on:
Investments	(18,203,034)	(17,262,437)	(90,636,469)
Foreign currency related transactions	—	(141)	—
Net change in unrealized appreciation (depreciation)	(18,203,034)	(17,262,578)	(90,636,469)
Net realized and unrealized gain (loss)	7,482,560	9,512,474	(6,948,100)
Increase (decrease) in net assets resulting from operations	$9,085,988	$16,343,831	$(9,158,625)
* Foreign taxes withheld	$—	$56,928	$10,701
See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2018 (Unaudited)

	Voya Multi- Manager Mid Cap Value Fund	Voya Real Estate Fund	Voya SmallCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,652,521	$6,726,831	$6,275,385
Interest	—	105	1,430
Securities lending income, net	10,103	—	352,167
Total investment income	1,662,624	6,726,936	6,628,982
EXPENSES:
Investment management fees	695,755	1,962,767	6,502,322
Distribution and shareholder service fees:
Class A	—	104,980	236,912
Class C	—	64,126	163,573
Class O	—	27,388	—
Class R	—	7,432	9,591
Transfer agent fees:
Class A	—	76,743	161,196
Class C	—	11,798	27,823
Class I	5,123	116,702	390,339
Class O	—	20,564	—
Class P3	19	14	14
Class R	—	2,727	3,263
Class R6	—	2,159	3,400
Class W	—	23,144	73,285
Shareholder reporting expense	1,342	21,275	77,742
Registration fees	25,768	65,895	79,016
Professional fees	9,882	23,992	43,983
Custody and accounting expense	34,868	40,260	80,802
Trustee fees	3,469	9,787	29,864
Miscellaneous expense	4,886	18,896	27,286
Interest expense	49	6,251	1,681
Total expenses	781,161	2,606,900	7,912,092
Waived and reimbursed fees	(27,564)	(31,726)	(27)
Brokerage commission recapture	(374)	(33,310)	—
Net expenses	753,223	2,541,864	7,912,065
Net investment income (loss)	909,401	4,185,072	(1,283,083)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,932,025	48,001,318	88,319,764
Forward foreign currency contracts	810	—	—
Foreign currency related transactions	(3,737)	—	72
Net realized gain	5,929,098	48,001,318	88,319,836
Net change in unrealized appreciation (depreciation) on:
Investments	(15,079,833)	(27,003,135)	(198,804,092)
Forward foreign currency contracts	44	—	—
Foreign currency related transactions	(365)	—	—
Net change in unrealized appreciation (depreciation)
	(15,080,154)	(27,003,135)	(198,804,092)
Net realized and unrealized gain (loss)	(9,151,056)	20,998,183	(110,484,256)
Increase (decrease) in net assets resulting from operations	$(8,241,655)	$25,183,255	$(111,767,339)
* Foreign taxes withheld	$3,838	$—	$—
See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2018 (Unaudited)

	Voya SMID Cap Growth Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,081	$2,158,946
Interest	—	151
Securities lending income, net	700	1,741
Total investment income	18,781	2,160,838
EXPENSES:
Investment management fees	16,176	342,234
Distribution and shareholder service fees:
Class A	1,685	199
Transfer agent fees:
Class A	57	398
Class I	27	331
Class P3	14	59
Class R6	27	—
Shareholder reporting expense	906	1,830
Registration fees	37,873	22,673
Professional fees	6,038	9,371
Custody and accounting expense	5,532	11,210
Trustee fees	76	3,107
Miscellaneous expense	4,275	4,762
Interest expense	4	2,096
Total expenses	72,690	398,270
Recouped/Waived and reimbursed fees	(53,179)	17,651
Net expenses	19,511	415,921
Net investment income (loss)	(730)	1,744,917
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	61,848	4,368,663
Net realized gain	61,848	4,368,663
Net change in unrealized appreciation (depreciation) on:
Investments	(255,559)	130,505
Net change in unrealized appreciation (depreciation)	(255,559)	130,505
Net realized and unrealized gain (loss)	(193,711)	4,499,168
Increase (decrease) in net assets resulting from operations	$(194,441)	$6,244,085
* Foreign taxes withheld	$—	$34
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$1,603,428	$2,854,691	$6,831,357	$14,438,249
Net realized gain	25,685,594	40,118,430	26,775,052	66,837,625
Net change in unrealized appreciation (depreciation)	(18,203,034)	54,916,986	(17,262,578)	(22,343,569)
Increase in net assets resulting from operations	9,085,988	97,890,107	16,343,831	58,932,305
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(4,204,340)	(3,150,811)	(42,105,744)
Class C	—	(1,971,692)	(223,661)	(5,702,612)
Class I	—	(27,272,631)	(2,192,437)	(23,899,417)
Class O	—	—	(190,060)	(2,580,192)
Class P3	—	—	(38,183)	—
Class R	—	(40,336)	(24,571)	(455,017)
Class R6	—	(2,524,679)	(1,480,553)	(18,767,309)
Class W	—	(967,914)	(109,303)	(1,732,128)
Total distributions	—	(36,981,592)	(7,409,579)	(95,242,419)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	350,837,469	258,531,524	65,375,669	107,581,510
Reinvestment of distributions	—	35,646,439	6,852,938	87,140,602
	350,837,469	294,177,963	72,228,607	194,722,112
Cost of shares redeemed	(107,877,314)	(173,862,745)	(137,526,138)	(220,623,812)
Net increase (decrease) in net assets resulting from capital share transactions	242,960,155	120,315,218	(65,297,531)	(25,901,700)
Net increase (decrease) in net assets	252,046,143	181,223,733	(56,363,279)	(62,211,814)
NET ASSETS:
Beginning of year or period	683,567,469	502,343,736	889,185,725	951,397,539
End of year or period	$935,613,612	$683,567,469	$832,822,446	$889,185,725

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$(2,210,525)	$(3,856,579)	$909,401	$1,826,855
Net realized gain	83,688,369	220,980,781	5,929,098	20,698,799
Net change in unrealized appreciation (depreciation)	(90,636,469)	(45,436,181)	(15,080,154)	3,469,080
Increase (decrease) in net assets resulting from operations	(9,158,625)	171,688,021	(8,241,655)	25,994,734
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(39,286,606)	—	—
Class C	—	(16,396,244)	—	—
Class I	—	(88,794,154)	—	(15,047,853)
Class O	—	(7,534,663)	—	—
Class R	—	(494,182)	—	—
Class R6	—	(10,688,508)	—	—
Class W	—	(17,017,164)	—	—
Total distributions	—	(180,211,521)	—	(15,047,853)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	195,586,881	372,546,527	14,800,297	26,883,375
Reinvestment of distributions	—	148,941,006	—	15,047,853
	195,586,881	521,487,533	14,800,297	41,931,228
Cost of shares redeemed	(281,102,269)	(543,853,808)	(20,717,923)	(85,312,682)
Net decrease in net assets resulting from capital share transactions	(85,515,388)	(22,366,275)	(5,917,626)	(43,381,454)
Net decrease in net assets	(94,674,013)	(30,889,775)	(14,159,281)	(32,434,573)
NET ASSETS:
Beginning of year or period	1,394,844,842	1,425,734,617	180,649,992	213,084,565
End of year or period	$1,300,170,829	$1,394,844,842	$166,490,711	$180,649,992

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Real Estate Fund		Voya SmallCap Opportunities Fund
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$4,185,072	$15,544,769	$(1,283,083)	$(1,924,305)
Net realized gain	48,001,318	220,137,355	88,319,836	136,411,180
Net change in unrealized appreciation (depreciation)	(27,003,135)	(223,914,299)	(198,804,092)	65,428,576
Increase (decrease) in net assets resulting from operations	25,183,255	11,767,825	(111,767,339)	199,915,451
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(984,067)	(21,203,408)	—	(17,922,275)
Class C	(101,496)	(3,266,138)	—	(5,232,162)
Class I	(3,563,358)	(99,612,758)	—	(68,075,835)
Class O	(363,713)	(6,633,849)	—	—
Class P3	(34)	—	—	—
Class R	(34,496)	(706,200)	—	(387,120)
Class R6	(1,057,906)	(16,135,064)	—	(23,604,725)
Class W	(265,119)	(5,659,389)	—	(7,784,699)
Total distributions	(6,370,189)	(153,216,806)	—	(123,006,816)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	52,596,185	178,833,888	213,699,492	755,251,492
Reinvestment of distributions	5,070,358	109,995,312	—	115,829,940
	57,666,543	288,829,200	213,699,492	871,081,432
Cost of shares redeemed	(188,305,051)	(611,608,920)	(298,724,144)	(404,418,225)
Net increase (decrease) in net assets resulting from capital share transactions	(130,638,508)	(322,779,720)	(85,024,652)	466,663,207
Net increase (decrease) in net assets	(111,825,442)	(464,228,701)	(196,791,991)	543,571,842
NET ASSETS:
Beginning of year or period	544,352,128	1,008,580,829	1,496,998,872	953,427,030
End of year or period	$432,526,686	$544,352,128	$1,300,206,881	$1,496,998,872

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya SMID Cap Growth Fund		Voya U.S. High Dividend Low Volatility Fund
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income (loss)	$(730)	$(61)	$1,744,917	$865,629
Net realized gain	61,848	270,694	4,368,663	837,671
Net change in unrealized appreciation (depreciation)	(255,559)	163,422	130,505	3,138,447
Increase (decrease) in net assets resulting from operations	(194,441)	434,055	6,244,085	4,841,747
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(64,266)	(1,111)	(3,511)
Class I	—	(61,160)	(1,280,168)	(910,247)
Class P3	—	—	(29,451)	—
Class R6	—	(61,160)	—	—
Total distributions	—	(186,586)	(1,310,730)	(913,758)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	82,987	72,030	11,997,424	134,547,489
Reinvestment of distributions	—	186,586	1,310,730	913,758
	82,987	258,616	13,308,154	135,461,247
Cost of shares redeemed	(37,768)	(50,808)	(29,079,882)	(3,175,316)
Net increase (decrease) in net assets resulting from capital share transactions	45,219	207,808	(15,771,728)	132,285,931
Net increase (decrease) in net assets	(149,222)	455,277	(10,838,373)	136,213,920
NET ASSETS:
Beginning of year or period	3,733,429	3,278,152	155,281,316	19,067,396
End of year or period	$3,584,207	$3,733,429	$144,442,943	$155,281,316

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund
Class A
11-30-18+	38.75	0.02	1.13	1.15	—	—	—	—	—	39.90	2.97	1.03	1.04	1.04	0.08	77,434	45
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
05-31-16	33.18	0.02	0.15	0.17	—	2.28	—	2.28	—	31.07	0.68	1.44	1.19	1.19	0.06	67,414	70
05-31-15	32.60	(0.03)	4.45	4.42	—	3.84	—	3.84	—	33.18	14.46	1.49	1.30	1.30	(0.10)	66,272	64
05-31-14	29.04	(0.05)	5.40	5.35	—	1.80	—	1.80	0.01	32.60	18.95(a)	1.51	1.33	1.33	(0.14)	70,295	133
Class C
11-30-18+	32.92	(0.12)•	0.97	0.85	—	—	—	—	—	33.77	2.58	1.78	1.79	1.79	(0.68)	32,740	45
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
05-31-16	29.51	(0.18)•	0.13	(0.05)	—	2.28	—	2.28	—	27.18	(0.02)	2.09	1.90	1.90	(0.64)	32,677	70
05-31-15	29.58	(0.21)	3.98	3.77	—	3.84	—	3.84	—	29.51	13.70	2.14	1.95	1.95	(0.75)	27,487	64
05-31-14	26.66	(0.21)	4.92	4.71	—	1.80	—	1.80	0.01	29.58	18.22(a)	2.16	1.98	1.98	(0.79)	25,390	133
Class I
11-30-18+	42.89	0.10•	1.25	1.35	—	—	—	—	—	44.24	3.15	0.67	0.66	0.66	0.46	550,950	45
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
05-31-16	36.02	0.17•	0.14	0.31	—	2.28	—	2.28	—	34.05	1.03	1.05	0.80	0.80	0.50	238,451	70
05-31-15	34.97	0.10	4.79	4.89	—	3.84	—	3.84	—	36.02	14.85	0.93	0.93	0.93	0.28	27,932	64
05-31-14	30.91	0.08	5.77	5.85	—	1.80	—	1.80	0.01	34.97	19.43(a)	0.94	0.94	0.94	0.25	25,934	133
Class P3
06-01-18(4) - 11-30-18+	43.43	0.25•	0.72	0.97	—	—	—	—	—	44.40	2.23	0.56	0.00*	0.00*	1.13	6,822	45
Class R
11-30-18+	42.36	(0.16)•	1.36	1.20	—	—	—	—	—	43.56	2.83	1.28	1.29	1.29	(0.71)	958	45
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
05-31-16	35.92	(0.04)•	0.14	0.10	—	2.28	—	2.28	—	33.74	0.42	1.59	1.40	1.40	(0.12)	886	70
05-31-15	35.05	(0.11)•	4.82	4.71	—	3.84	—	3.84	—	35.92	14.29	1.64	1.45	1.45	(0.30)	15	64
05-30-14(4) - 05-31-14	35.05	(0.00)*•	0.00*	0.00*	—	—	—	—	—	35.05	0.00(a)	1.66	1.45	1.45	(1.66)	—**	133
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large-Cap Growth Fund (continued)
Class R6
11-30-18+	42.90	0.13•	1.25	1.38	—	—	—	—	—	44.28	3.22	0.56	0.56	0.56	0.58	253,429	45
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
06-02-15(4) - 05-31-16	36.12	0.18•	0.02	0.20	—	2.28	—	2.28	—	34.04	0.72	0.86	0.78	0.78	0.54	50,467	70
Class W
11-30-18+	41.79	0.07•	1.22	1.29	—	—	—	—	—	43.08	3.09	0.78	0.79	0.79	0.32	13,280	45
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
05-31-16	35.28	0.12	0.16	0.28	—	2.28	—	2.28	—	33.28	0.96	1.09	0.90	0.90	0.36	7,607	70
05-31-15	34.33	0.09•	4.70	4.79	—	3.84	—	3.84	—	35.28	14.83	1.14	0.95	0.95	0.26	5,012	64
05-31-14	30.39	0.06	5.67	5.73	—	1.80	—	1.80	0.01	34.33	19.37(a)	1.16	0.98	0.98	0.20	2,187	133
Voya Large Cap Value Fund
Class A
11-30-18+	12.09	0.09•	0.11	0.20	0.10	—	—	0.10	—	12.19	1.65	1.17	1.10	1.10	1.43	388,615	54
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
05-31-16	12.20	0.21	(0.87)	(0.66)	0.19	0.28	—	0.47	—	11.07	(5.28)	1.20	1.10	1.10	1.85	418,279	116
05-31-15	12.81	0.18•	0.86	1.04	0.21	1.44	—	1.65	—	12.20	8.62	1.20	1.15	1.15	1.41	523,033	80
05-31-14	12.19	0.15	1.69	1.84	0.17	1.05	—	1.22	—	12.81	16.28	1.16	1.14	1.14	1.21	206,215	149
Class C
11-30-18+	12.05	0.04•	0.11	0.15	0.05	—	—	0.05	—	12.15	1.27	1.92	1.85	1.85	0.68	48,014	54
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
05-31-16	12.16	0.13	(0.86)	(0.73)	0.11	0.28	—	0.39	—	11.04	(5.95)	1.95	1.85	1.85	1.10	75,562	116
05-31-15	12.77	0.10	0.83	0.93	0.10	1.44	—	1.54	—	12.16	7.72	1.95	1.90	1.90	0.79	98,547	80
05-31-14	12.15	0.04	1.71	1.75	0.08	1.05	—	1.13	—	12.77	15.50	1.91	1.89	1.89	0.45	95,789	149
Class I
11-30-18+	13.07	0.12•	0.12	0.24	0.12	—	—	0.12	—	13.19	1.84	0.84	0.76	0.76	1.77	226,382	54
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
05-31-16	13.03	0.26	(0.92)	(0.66)	0.23	0.28	—	0.51	—	11.86	(4.94)	0.86	0.76	0.76	2.19	227,528	116
05-31-15	13.58	0.25	0.91	1.16	0.27	1.44	—	1.71	—	13.03	9.00	0.83	0.79	0.79	1.87	268,092	80
05-31-14	12.84	0.20•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.76	0.81	0.79	0.79	1.55	219,822	149
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Large Cap Value Fund (continued)
Class O
11-30-18+	12.07	0.09•	0.09	0.18	0.10	—	—	0.10	—	12.15	1.49	1.17	1.10	1.10	1.49	446	54
05-31-18	12.63	0.18	0.61	0.79	0.19	1.16	—	1.35	—	12.07	6.20	1.17	1.10	1.10	1.42	23,595	85
05-31-17	11.06	0.23	1.57	1.80	0.23	—	—	0.23	—	12.63	16.45	1.21	1.10	1.10	1.91	25,049	80
05-31-16	12.18	0.21	(0.85)	(0.64)	0.20	0.28	—	0.48	—	11.06	(5.20)	1.20	1.10	1.10	1.85	24,812	116
05-31-15	12.80	0.16•	0.88	1.04	0.22	1.44	—	1.66	—	12.18	8.56	1.20	1.15	1.15	1.32	30,169	80
05-31-14	12.18	0.15	1.69	1.84	0.17	1.05	—	1.22	—	12.80	16.32	1.16	1.14	1.14	1.20	6,780	149
Class P3
06-01-18(4) - 11-30-18+	13.18	0.18•	(0.01)	0.17	0.12	—	—	0.12	—	13.23	1.30	0.80	0.00*	0.00*	2.73	4,726	54
Class R
11-30-18+	12.07	0.08•	0.11	0.19	0.09	—	—	0.09	—	12.17	1.53	1.42	1.31	1.31	1.22	3,156	54
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
05-31-16	12.18	0.18	(0.85)	(0.67)	0.17	0.28	—	0.45	—	11.06	(5.43)	1.45	1.34	1.34	1.61	5,053	116
05-31-15	12.79	0.17	0.84	1.01	0.18	1.44	—	1.62	—	12.18	8.34	1.45	1.35	1.35	1.30	5,900	80
05-31-14	12.17	0.12•	1.70	1.82	0.15	1.05	—	1.20	—	12.79	16.12	1.41	1.34	1.34	1.01	4,263	149
Class R6
11-30-18+	13.06	0.12•	0.12	0.24	0.12	—	—	0.12	—	13.18	1.85	0.80	0.74	0.74	1.79	151,666	54
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
05-31-16	13.02	0.26	(0.91)	(0.65)	0.24	0.28	—	0.52	—	11.85	(4.92)	0.80	0.74	0.74	2.18	167,259	116
05-31-15	13.58	0.26	0.89	1.15	0.27	1.44	—	1.71	—	13.02	8.95	0.79	0.76	0.76	1.95	258,458	80
05-31-14	12.84	0.20•	1.80	2.00	0.21	1.05	—	1.26	—	13.58	16.77	0.81	0.78	0.78	1.57	265,510	149
Class W
11-30-18+	13.03	0.11•	0.13	0.24	0.12	—	—	0.12	—	13.15	1.80	0.92	0.85	0.85	1.67	9,818	54
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
05-31-16	12.99	0.24•	(0.90)	(0.66)	0.22	0.28	—	0.50	—	11.83	(4.98)	0.95	0.85	0.85	2.03	14,386	116
05-31-15	13.54	0.24	0.89	1.13	0.24	1.44	—	1.68	—	12.99	8.82	0.95	0.90	0.90	1.79	51,315	80
05-31-14	12.81	0.19	1.79	1.98	0.20	1.05	—	1.25	—	13.54	16.62	0.91	0.89	0.89	1.46	46,143	149
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund
Class A
11-30-18+	22.97	(0.06)•	(0.13)	(0.19)	—	—	—	—	—	22.78	(0.83)	1.26	1.26	1.26	(0.49)	291,526	53
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
05-31-16	24.05	(0.09)	(0.35)	(0.44)	—	2.02	—	2.02	—	21.59	(1.50)	1.34	1.33	1.33	(0.38)	302,850	88
05-31-15	23.89	(0.11)	3.34	3.23	—	3.07	—	3.07	—	24.05	14.56	1.33	1.32	1.32	(0.47)	367,273	102
05-31-14	22.89	(0.01)	3.26	3.25	—	2.25	—	2.25	—	23.89	14.50	1.34	1.32	1.32	(0.06)	429,055	92
Class C
11-30-18+	17.21	(0.11)•	(0.10)	(0.21)	—	—	—	—	—	17.00	(1.22)	2.01	2.01	2.01	(1.23)	71,491	53
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
05-31-16	19.98	(0.20)	(0.32)	(0.52)	—	2.02	—	2.02	—	17.44	(2.25)	2.09	2.08	2.08	(1.13)	114,167	88
05-31-15	20.47	(0.25)	2.83	2.58	—	3.07	—	3.07	—	19.98	13.75	2.08	2.07	2.07	(1.22)	127,380	102
05-31-14	20.06	(0.16)	2.82	2.66	—	2.25	—	2.25	—	20.47	13.56	2.09	2.07	2.07	(0.80)	126,640	92
Class I
11-30-18+	26.35	(0.03)•	(0.16)	(0.19)	—	—	—	—	—	26.16	(0.72)	0.96	0.98	0.98	(0.21)	676,024	53
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
05-31-16	26.43	(0.01)	(0.37)	(0.38)	—	2.02	—	2.02	—	24.03	(1.13)	1.02	0.98	0.98	(0.03)	653,080	88
05-31-15	25.92	(0.03)	3.64	3.61	0.03	3.07	—	3.10	—	26.43	14.92	1.01	0.98	0.98	(0.13)	721,691	102
05-31-14	24.58	0.07	3.52	3.59	—	2.25	—	2.25	—	25.92	14.90	0.96	0.94	0.94	0.33	719,371	92
Class O
11-30-18+	22.87	(0.05)•	(0.14)	(0.19)	—	—	—	—	—	22.68	(0.83)	1.26	1.26	1.26	(0.46)	1,944	53
05-31-18	23.44	(0.10)	3.02	2.92	—	3.49	—	3.49	—	22.87	13.09	1.26	1.26	1.26	(0.43)	54,156	102
05-31-17	21.52	(0.06)	3.40	3.34	—	1.42	—	1.42	—	23.44	16.28	1.29	1.29	1.29	(0.26)	52,896	88
05-31-16	23.97	(0.08)	(0.35)	(0.43)	—	2.02	—	2.02	—	21.52	(1.47)	1.34	1.33	1.33	(0.38)	51,053	88
05-31-15	23.82	(0.11)	3.33	3.22	—	3.07	—	3.07	—	23.97	14.55	1.33	1.32	1.32	(0.48)	55,859	102
05-31-14	22.84	(0.01)	3.24	3.23	—	2.25	—	2.25	—	23.82	14.44	1.34	1.32	1.32	(0.05)	53,615	92
Class P3
06-01-18(4) - 11-30-18+	26.81	0.11•	(0.47)	(0.36)	—	—	—	—	—	26.45	(1.34)	0.84	0.00*	0.00*	0.78	977	53
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class R
11-30-18+	22.42	(0.08)•	(0.14)	(0.22)	—	—	—	—	—	22.20	(0.98)	1.51	1.51	1.51	(0.73)	3,714	53
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
05-31-16	23.78	(0.14)•	(0.35)	(0.49)	—	2.02	—	2.02	—	21.27	(1.75)	1.59	1.58	1.58	(0.63)	2,235	88
05-31-15	23.71	(0.18)•	3.32	3.14	0.00*	3.07	—	3.07	—	23.78	14.28	1.58	1.57	1.57	(0.74)	2,329	102
05-31-14	22.79	(0.05)•	3.22	3.17	—	2.25	—	2.25	—	23.71	14.19	1.59	1.57	1.57	(0.22)	1,770	92
Class R6
11-30-18+	26.51	(0.01)	(0.16)	(0.17)	—	—	—	—	—	26.34	(0.64)	0.84	0.84	0.84	(0.07)	142,562	53
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
05-31-16	26.48	0.02	(0.38)	(0.36)	—	2.02	—	2.02	—	24.10	(1.05)	0.89	0.88	0.88	0.07	117,985	88
05-31-15	25.94	(0.04)•	3.69	3.65	0.04	3.07	—	3.11	—	26.48	15.06	0.90	0.88	0.88	(0.14)	114,033	102
05-31-14	24.58	0.10•	3.51	3.61	—	2.25	—	2.25	—	25.94	14.98	0.90	0.88	0.88	0.40	24,448	92
Class W
11-30-18+	25.96	(0.03)•	(0.16)	(0.19)	—	—	—	—	—	25.77	(0.73)	1.01	1.01	1.01	(0.23)	111,933	53
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
05-31-16	26.18	(0.04)	(0.36)	(0.40)	—	2.02	—	2.02	—	23.76	(1.22)	1.09	1.08	1.08	(0.13)	75,617	88
05-31-15	25.71	(0.06)	3.62	3.56	0.02	3.07	—	3.09	—	26.18	14.81	1.08	1.07	1.07	(0.22)	97,355	102
05-31-14	24.42	0.06	3.48	3.54	—	2.25	—	2.25	—	25.71	14.78	1.09	1.07	1.07	0.23	106,496	92
Voya Multi-Manager Mid Cap Value Fund
Class I
11-30-18+	11.99	0.06•	(0.67)	(0.61)	—	—	—	—	—	11.38	(5.09)	0.90	0.88	0.88	1.04	164,515	18
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
05-31-16	13.05	0.16•	(0.81)	(0.65)	0.15	1.94	—	2.09	—	10.31	(4.30)	0.86	0.84	0.84	1.42	237,727	39
05-31-15	14.64	0.14•	0.98	1.12	0.17	2.54	—	2.71	—	13.05	9.00	0.85	0.83	0.83	1.03	215,135	61
05-31-14	14.14	0.10	3.01	3.11	0.08	2.53	—	2.61	—	14.64	24.03	0.87	0.87	0.86	0.66	331,340	141
Class P3
06-01-18(4) - 11-30-18+	12.08	0.11•	(0.76)	(0.65)	—	—	—	—	—	11.43	(5.38)	0.90	0.00*	0.00*	1.88	1,976	18
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund
Class A
11-30-18+	14.43	0.10•	0.58	0.68	0.19	—	—	0.19	—	14.92	4.71	1.31	1.30	1.29	1.34	97,283	45
05-31-18	17.81	0.28•	(0.07)	0.21	0.28	3.31	—	3.59	—	14.43	0.23	1.31	1.30	1.29	1.69	81,475	102
05-31-17	19.40	0.19•	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.81	(0.36)	1.27	1.27	1.27	1.02	136,095	53
05-31-16	19.25	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.40	9.24	1.29	1.29	1.29	1.75	188,970	37
05-31-15	18.65	0.22	1.52	1.74	0.26	0.87	0.01	1.14	—	19.25	9.36	1.28	1.28	1.28	1.14	225,232	38
05-31-14	17.23	0.18	1.61	1.79	0.37	—	—	0.37	—	18.65	10.65	1.29	1.29	1.29	1.03	266,445	45
Class C
11-30-18+	15.44	0.05•	0.60	0.65	0.12	—	—	0.12	—	15.97	4.24	2.06	2.05	2.04	0.69	11,482	45
05-31-18	18.80	0.16•	(0.08)	0.08	0.13	3.31	—	3.44	—	15.44	(0.50)	2.06	2.05	2.04	0.90	13,449	102
05-31-17	20.38	0.05•	(0.28)	(0.23)	0.10	1.25	—	1.35	—	18.80	(1.10)	2.02	2.02	2.02	0.27	22,084	53
05-31-16	20.14	0.18	1.46	1.64	0.26	1.14	—	1.40	—	20.38	8.44	2.04	2.04	2.04	0.89	29,550	37
05-31-15	19.54	0.06	1.53	1.59	0.11	0.87	0.01	0.99	—	20.14	8.13	2.03	2.03	2.03	0.25	31,612	38
05-31-14	18.03	0.04	1.70	1.74	0.23	—	—	0.23	—	19.54	9.81	2.04	2.04	2.04	0.27	27,095	45
Class I
11-30-18+	15.99	0.15•	0.62	0.77	0.21	—	—	0.21	—	16.55	4.86	0.96	0.95	0.94	1.82	219,988	45
05-31-18	19.36	0.37•	(0.09)	0.28	0.34	3.31	—	3.65	—	15.99	0.63	0.92	0.92	0.91	2.02	311,814	102
05-31-17	20.95	0.28•	(0.28)	0.00*	0.34	1.25	—	1.59	—	19.36	0.04	0.90	0.90	0.90	1.37	723,538	53
05-31-16	20.67	0.41	1.49	1.90	0.48	1.14	—	1.62	—	20.95	9.64	0.90	0.90	0.90	1.97	1,003,433	37
05-31-15	20.06	0.28	1.54	1.82	0.33	0.87	0.01	1.21	—	20.67	9.12	0.91	0.91	0.91	1.30	1,046,021	38
05-31-14	18.50	0.26•	1.73	1.99	0.43	—	—	0.43	—	20.06	11.04	0.91	0.91	0.91	1.41	862,733	45
Class O
11-30-18+	14.40	0.14•	0.53	0.67	0.19	—	—	0.19	—	14.88	4.66	1.31	1.30	1.29	1.82	815	45
05-31-18	17.78	0.27	(0.06)	0.21	0.28	3.31	—	3.59	—	14.40	0.26	1.31	1.30	1.29	1.66	28,923	102
05-31-17	19.37	0.19	(0.26)	(0.07)	0.27	1.25	—	1.52	—	17.78	(0.35)	1.27	1.27	1.27	1.00	34,063	53
05-31-16	19.22	0.34	1.36	1.70	0.41	1.14	—	1.55	—	19.37	9.26	1.29	1.29	1.29	1.78	37,850	37
05-31-15	18.63	0.23	1.51	1.74	0.27	0.87	0.01	1.15	—	19.22	9.34	1.28	1.28	1.28	1.15	37,484	38
05-31-14	17.21	0.17•	1.61	1.78	0.36	—	—	0.36	—	18.63	10.62	1.29	1.29	1.29	1.03	37,173	45
Class P3
06-04-18(4) - 11-30-18+	16.27	0.23•	0.35	0.58	0.18	—	—	0.18	—	16.67	3.59	1.88	0.00*	0.00*	2.77	3	45
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Real Estate Fund (continued)
Class R
11-30-18+	14.35	0.09•	0.56	0.65	0.17	—	—	0.17	—	14.83	4.54	1.56	1.55	1.54	1.18	2,799	45
05-31-18	17.73	0.23•	(0.06)	0.17	0.24	3.31	—	3.55	—	14.35	0.00	1.56	1.55	1.54	1.43	2,965	102
05-31-17	19.33	0.15	(0.27)	(0.12)	0.23	1.25	—	1.48	—	17.73	(0.63)	1.52	1.52	1.52	0.77	4,448	53
05-31-16	19.19	0.30•	1.35	1.65	0.37	1.14	—	1.51	—	19.33	9.00	1.54	1.54	1.54	1.59	4,353	37
05-31-15	18.59	0.17•	1.53	1.70	0.22	0.87	0.01	1.10	—	19.19	9.13	1.53	1.53	1.53	0.84	2,801	38
05-31-14	17.19	0.14•	1.61	1.75	0.35	—	—	0.35	—	18.59	10.40	1.54	1.54	1.54	0.82	1,408	45
Class R6
11-30-18+	15.99	0.15•	0.63	0.78	0.22	—	—	0.22	—	16.55	4.90	0.88	0.86	0.85	1.87	76,996	45
05-31-18	19.36	0.37•	(0.08)	0.29	0.35	3.31	—	3.66	—	15.99	0.69	0.86	0.86	0.85	2.12	79,646	102
05-31-17	20.96	0.30•	(0.30)	0.00*	0.35	1.25	—	1.60	—	19.36	0.03	0.86	0.86	0.86	1.47	42,574	53
05-31-16	20.67	0.42	1.51	1.93	0.50	1.14	—	1.64	—	20.96	9.76	0.85	0.85	0.85	2.05	20,345	37
07-03-14(4) - 05-31-15	20.11	0.17•	1.49	1.66	0.29	0.80	0.01	1.10	—	20.67	8.21	0.88	0.86	0.86	0.86	13,575	38
Class W
11-30-18+	18.80	0.16•	0.74	0.90	0.20	—	—	0.20	—	19.50	4.81	1.06	1.05	1.04	1.69	23,160	45
05-31-18	22.15	0.40•	(0.13)	0.27	0.31	3.31	—	3.62	—	18.80	0.49	1.06	1.05	1.04	1.90	26,081	102
05-31-17	23.75	0.30•	(0.34)	(0.04)	0.31	1.25	—	1.56	—	22.15	(0.16)	1.02	1.02	1.02	1.28	45,779	53
05-31-16	23.22	0.36	1.76	2.12	0.45	1.14	—	1.59	—	23.75	9.53	1.04	1.04	1.04	1.53	70,787	37
05-31-15	22.60	0.21•	1.59	1.80	0.30	0.87	0.01	1.18	—	23.22	7.96	1.03	1.03	1.03	0.90	82,384	38
05-31-14	20.79	0.26•	1.96	2.22	0.41	—	—	0.41	—	22.60	10.91	1.04	1.04	1.04	1.29	165,769	45
Voya SmallCap Opportunities Fund
Class A
11-30-18+	61.40	(0.14)•	(4.65)	(4.79)	—	—	—	—	—	56.61	(7.80)	1.33	1.33	1.33	(0.45)	164,589	64
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
05-31-16	58.19	(0.26)•	(2.99)	(3.25)	—	4.46	—	4.46	—	50.48	(5.46)	1.41	1.41	1.41	(0.51)	179,716	65
05-31-15	54.80	(0.33)•	7.81	7.48	—	4.09	—	4.09	—	58.19	14.24	1.40	1.40	1.40	(0.59)	173,844	35
05-31-14	50.19	(0.36)•	8.05	7.69	—	3.08	—	3.08	—	54.80	15.36	1.41	1.41	1.41	(0.66)	150,897	31
Class C
11-30-18+	46.96	(0.28)•	(3.55)	(3.83)	—	—	—	—	—	43.13	(8.16)	2.08	2.08	2.08	(1.20)	26,437	64
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
05-31-16	48.01	(0.53)•	(2.49)	(3.02)	—	4.46	—	4.46	—	40.53	(6.17)	2.16	2.16	2.16	(1.26)	51,644	65
05-31-15	46.22	(0.63)•	6.51	5.88	—	4.09	—	4.09	—	48.01	13.38	2.15	2.15	2.15	(1.34)	51,696	35
05-31-14	43.06	(0.66)•	6.90	6.24	—	3.08	—	3.08	—	46.22	14.51	2.16	2.16	2.16	(1.40)	43,118	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class I
11-30-18+	67.14	(0.04)•	(5.10)	(5.14)	—	—	—	—	—	62.00	(7.66)	1.01	1.01	1.01	(0.12)	774,937	64
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
05-31-16	62.12	(0.13)	(3.17)	(3.30)	—	4.46	—	4.46	—	54.36	(5.19)	1.13	1.13	1.13	(0.23)	318,466	65
05-31-15	58.07	(0.17)•	8.31	8.14	—	4.09	—	4.09	—	62.12	14.58	1.10	1.10	1.10	(0.29)	364,320	35
05-31-14	52.86	(0.20)•	8.49	8.29	—	3.08	—	3.08	—	58.07	15.72	1.17	1.10	1.10	(0.34)	300,880	31
Class P3
06-04-18(4) - 11-30-18+	68.64	0.29•	(6.19)	(5.90)	—	—	—	—	—	62.74	(8.60)	1.83	0.00*	0.00*	0.87	3	64
Class R
11-30-18+	60.06	(0.21)•	(4.55)	(4.76)	—	—	—	—	—	55.30	(7.93)	1.58	1.58	1.58	(0.70)	3,559	64
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)•	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
05-31-16	57.54	(0.39)•	(2.95)	(3.34)	—	4.46	—	4.46	—	49.74	(5.69)	1.66	1.66	1.66	(0.76)	2,879	65
05-31-15	54.36	(0.47)•	7.74	7.27	—	4.09	—	4.09	—	57.54	13.96	1.65	1.65	1.65	(0.85)	2,682	35
05-31-14	49.93	(0.48)•	7.99	7.51	—	3.08	—	3.08	—	54.36	15.07	1.66	1.66	1.66	(0.87)	908	31
Class R6
11-30-18+	67.61	(0.01)	(5.14)	(5.15)	—	—	—	—	—	62.46	(7.62)	0.92	0.92	0.92	(0.03)	257,228	64
05-31-18	63.33	0.03•	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
05-31-16	62.24	(0.04)•	(3.19)	(3.23)	—	4.46	—	4.46	—	54.55	(5.06)	0.98	0.98	0.98	(0.08)	126,482	65
05-31-15	58.11	(0.12)•	8.34	8.22	—	4.09	—	4.09	—	62.24	14.72	0.98	0.98	0.98	(0.20)	114,541	35
05-31-14	52.86	(0.16)•	8.49	8.33	—	3.08	—	3.08	—	58.11	15.80	1.02	1.02	1.02	(0.28)	14,096	31
Class W
11-30-18+	66.21	(0.07)•	(5.02)	(5.09)	—	—	—	—	—	61.12	(7.69)	1.08	1.08	1.08	(0.20)	73,455	64
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)•	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
05-31-16	61.47	(0.16)	(3.13)	(3.29)	—	4.46	—	4.46	—	53.72	(5.22)	1.16	1.16	1.16	(0.26)	38,707	65
05-31-15	57.53	(0.20)•	8.23	8.03	—	4.09	—	4.09	—	61.47	14.53	1.15	1.15	1.15	(0.34)	49,586	35
05-31-14	52.42	(0.23)•	8.42	8.19	—	3.08	—	3.08	—	57.53	15.67	1.16	1.16	1.16	(0.40)	33,331	31
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya SMID Cap Growth Fund
Class A
11-30-18+	11.41	(0.01)	(0.59)	(0.60)	—	—	—	—	—	10.81	(5.26)	3.98	1.19	1.19	(0.20)	1,288	54
05-31-18	10.63	(0.02)	1.41	1.39	—	0.61	—	0.61	—	11.41	13.26	3.78	1.20	1.20	(0.17)	1,316	103
12-06-16(4) - 05-31-17	10.00	(0.01)	0.64	0.63	0.00*	—	—	0.00*	—	10.63	6.33	3.12	1.20	1.20	(0.19)	1,148	33
Class I
11-30-18+	11.45	0.00*	(0.58)	(0.58)	—	—	—	—	—	10.87	(5.07)	3.73	0.94	0.94	0.05	1,147	54
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Class P3
06-04-18(4) - 11-30-18+	11.63	0.06•	(0.77)	(0.71)	—	—	—	—	—	10.92	(6.10)	4.69	0.01	0.01	0.99	3	54
Class R6
11-30-18+	11.45	0.00*	(0.58)	(0.58)	—	—	—	—	—	10.87	(5.07)	3.73	0.94	0.94	0.05	1,147	54
05-31-18	10.65	0.01	1.40	1.41	—	0.61	—	0.61	—	11.45	13.43	3.52	0.94	0.94	0.09	1,209	103
12-06-16(4) - 05-31-17	10.00	0.00*	0.65	0.65	0.00*	—	—	0.00*	—	10.65	6.55	2.86	0.94	0.94	0.07	1,065	33
Voya U.S. High Dividend Low Volatility Fund
Class A
11-30-18+	11.51	0.12•	0.32	0.44	0.09	—	—	0.09	—	11.86	3.82	1.27	0.80	0.80	2.10	223	26
05-31-18	10.74	0.24•	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
11-30-18+	11.55	0.14•	0.32	0.46	0.10	—	—	0.10	—	11.91	4.01	0.52	0.55	0.55	2.29	137,953	26
05-31-18	10.77	0.31•	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12•	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16
Class P3
09-28-18(4) - 11-30-18+	12.38	0.06•	(0.45)	(0.39)	0.06	—	—	0.06	—	11.93	(3.13)	0.53	0.00*	0.00*	2.85	6,268	26

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements

Financial Highlights (continued)

by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Commencement of operations.

(a)
Excluding a distribution payment from settlement of a regulatory matter during the year ended May 31, 2014, total return for Voya Large-Cap Growth Fund would have been 18.91%, 18.18%, 19.39% and 19.33% on Classes A, C, I and W, respectively.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

**
Amount is less than $500.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of eight separate active investment series (each, a “Fund” and collectively, the “Funds”): Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya Real Estate Fund (“Real Estate”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), Voya SMID Cap Growth Fund (“SMID Cap Growth”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class O, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.
Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of
Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of November 30, 2018, the maximum amount of loss that Multi-Manager Mid Cap Value would incur if the counterparty to its derivative transactions failed to perform would be $54 on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to Multi-Manager Mid Cap Value as of November 30, 2018.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Multi-Manager Mid Cap Value had a liability position of  $10 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of November 30, 2018, Multi-Manager Mid Cap Value could have been required to pay this amount in cash to its counterparties. Multi-Manager Mid Cap Value did not post any cash collateral as of November 30, 2018.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the period ended November 30, 2018, Multi-Manager Mid Cap Value had an outstanding contract amount on forward foreign currency contracts to sell of $52,432. Please refer to the table following the Summary Portfolio of Investments for open forwards foreign currency contracts at November 30, 2018.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging”

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
There were no open futures contracts for any Fund at November 30, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth	Large Cap Value
MidCap Opportunities	Real Estate
Multi-Manager Mid Cap Value	U.S. High Dividend Low Volatility
SmallCap Opportunities
SMID Cap Growth
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
L. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$606,556,732	$351,981,796
Large Cap Value	465,667,036	537,467,471
MidCap Opportunities	712,652,271	809,813,335
Multi-Manager Mid Cap Value	31,161,031	35,858,288
Real Estate	221,576,183	351,014,622
SmallCap Opportunities	925,044,437	994,667,789
SMID Cap Growth	2,004,745	1,943,367
U.S. High Dividend Low Volatility	39,553,346	54,771,442
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Board approved a change to reflect that Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value(1)	0.80% on all assets
Real Estate	0.80% on all assets
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
SMID Cap Growth	0.85% on all assets
U.S. High Dividend Low Volatility	0.45% on all assets

(1)
On September 14, 2018, the Board approved a management fee waiver for Multi-Manager Mid Cap Value. Effective October 1, 2018, the Investment Adviser has contractually agreed to waive 0.02% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. This waiver replaces the management fee waiver in connection with the sub-advisory fee reduction.

The Investment Adviser contractually agreed to waive a portion of the management fee for Multi-Manager Mid Cap Value, which was effective in connection with a sub-advisory fee reduction that occurred on February 10, 2014. The waiver was calculated as follows: waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date. For the period ended November 30, 2018, the Investment Adviser waived $14,577 in management fees for Multi-Manager Mid Cap Value. Effective October 1,

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

2018, the Investment Adviser is no longer obligated to waive a portion of the management fee for Multi-Manager Mid Cap Value based on the sub-advisory fee reduction. The termination of this obligation was approved by the Board on September 14, 2018 and replaced by a contractual management fee waiver.
The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
MidCap Opportunities	Voya Investment Management Co. LLC*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Wellington Management Company LLP
Real Estate	CBRE Clarion Securities LLC
SmallCap Opportunities	Voya Investment Management Co. LLC*
SMID Cap Growth	Voya Investment Management Co. LLC*
U.S. High Dividend Low Volatility	Voya Investment Management Co. LLC*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class P3, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Large-Cap Growth	0.25%(1)	1.00%	N/A	0.50%
Large Cap Value	0.25%	1.00%	0.25%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.25%	0.50%
Real Estate	0.25%	1.00%	0.25%	0.50%
SmallCap Opportunities	0.25%	1.00%	N/A	0.50%
SMID Cap Growth	0.25%	N/A	N/A	N/A
U.S. High Dividend Low Volatility	0.25%	N/A	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2018 the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$11,047	$—
Large Cap Value	3,209	—
MidCap Opportunities	8,158	—
Real Estate	552	—
SmallCap Opportunities	2,917	—
SMID Cap Growth	73	—
U.S. High Dividend Low Volatility	33	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$375	$473
Large Cap Value	373	375
MidCap Opportunities	363	1,569
Real Estate	—	293
SmallCap Opportunities	338	960
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Target Payment Fund	Multi-Manager Mid Cap Value	5.76%
	U.S. High Dividend Low Volatility	23.23
Voya Institutional Trust Company	Real Estate	12.36
Voya Investment Management Co. LLC	SMID Cap Growth	95.89
Voya Retirement Insurance and Annuity Company	Real Estate	7.74

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Solution 2025 Portfolio	Multi-Manager Mid Cap Value	8.64
	U.S. High Dividend Low Volatility	22.84
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	12.49
	U.S. High Dividend Low Volatility	11.56
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	12.92
	U.S. High Dividend Low Volatility	8.54
Voya Solution Income Portfolio	U.S. High Dividend Low Volatility	8.95
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	16.42
	U.S. High Dividend Low Volatility	8.44
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 under the 1940 Act. For the period ended November 30, 2018, Large-Cap Growth engaged in such transactions totaling $160,053,110 in purchases.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
As of November 30, 2018, the below Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Large-Cap Growth	Transfer Agent fee	$972,089
Real Estate	Transfer Agent fee	$216,762
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser and, for Real Estate, CBRE Clarion Securities, have entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	1.25%	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	1.35%	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.90%	N/A	0.00%	N/A	N/A	N/A
Real Estate	1.30%	2.05%	0.95%	1.30%	0.00%	1.55%	0.86%	1.05%
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	0.00%	1.75%	1.05%	1.25%
SMID Cap Growth	1.20%	N/A	0.95%	N/A	0.00%	N/A	0.93%	N/A
U.S. High Dividend Low Volatility	0.80%	N/A	0.55%	N/A	0.00%	N/A	N/A	N/A
Pursuant to side letter agreements, through October 1, 2019, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	N/A	N/A	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	1.10%	N/A	1.35%	0.74%	0.85%
MidCap Opportunities(1)	1.31%	2.06%	0.98%	1.31%	N/A	1.56%	0.88%	1.06%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENTS (continued)

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of November 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	November 30,
	2019	2020	2021	Total
Large-Cap Growth	$371,762	$239,529	$16,865	$628,156
Large Cap Value	555,185	532,598	541,767	1,629,550
MidCap Opportunities	508	—	—	508
Multi-Manager Mid Cap Value	—	—	7,504	7,504
SMID Cap Growth	—	69,514	103,992	173,506
Real Estate	—	—	29,589	29,589
U.S. High Dividend Low Volatility	—	76,711	21,908	98,619
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2018, are as follows:
	November 30,
	2019	2020	2021	Total
Large-Cap Growth
Class A	$45,017	$44,613	$—	$89,630
Class C	22,818	19,896	—	42,714
Class I	484,459	386,474	68,986	939,919
Class R	941	511	—	1,452
Class W	6,378	8,967	—	15,345
Large Cap Value
Class A	228,877	147,624	34,954	411,455
Class C	40,009	22,977	4,487	67,473
Class I	103,412	88,396	48,619	240,427
Class O	13,397	8,823	981	23,201
Class R	104	—	—	104
Class W	9,252	5,975	992	16,219
MidCap Opportunities
Class I	19,119	—	—	19,119
Real Estate
Class A	—	—	5,368	5,368
	November 30,
	2019	2020	2021	Total
Class C	—	—	941	941
Class O	—	—	1,763	1,763
Class R	—	—	181	181
Class R6	—	—	2,137	2,137
Class W	—	—	1,690	1,690
U.S. High Dividend Low Volatility
Class A	—	439	643	1,082
The expense limitation agreements are contractual through October 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the period ended November 30, 2018:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	3	$2,098,000	2.70%
Large Cap Value	1	1,439,000	2.92
Real Estate(1)	21	3,471,571	3.03
SmallCap Opportunities	1	14,871,000	3.18
U.S. High Dividend Low Volatility	20	1,328,300	2.88

(1)
At November 30, 2018, Real Estate had an outstanding balance of $1,708,000.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
11/30/2018	140,165	—	—	(197,513)	—	(57,348)	5,661,846	—	—	(8,077,150)	—	(2,415,304)
5/31/2018	206,489	—	98,408	(385,995)	—	(81,098)	7,693,971	—	3,654,865	(14,335,914)	—	(2,987,078)
Class C
11/30/2018	78,319	—	—	(76,157)	—	2,162	2,684,039	—	—	(2,582,714)	—	101,325
5/31/2018	154,894	—	57,784	(183,919)	—	28,759	4,948,062	—	1,828,874	(5,892,694)	—	884,242
Class I
11/30/2018	2,178,122	—	—	(1,686,047)	—	492,075	95,847,412	—	—	(75,933,517)	—	19,913,895
5/31/2018	5,322,632	—	649,459	(3,200,057)	—	2,772,034	217,335,945	—	26,647,325	(131,265,556)	—	112,717,714
Class P3
6/1/2018(1) - 11/30/2018	185,831	—	—	(32,181)	—	153,650	8,155,132	—	—	(1,437,234)	—	6,717,898
Class R
11/30/2018	1,810	—	—	(1,888)	—	(78)	79,293	—	—	(82,948)	—	(3,655)
5/31/2018	9,121	—	884	(5,524)	—	4,481	376,303	—	35,933	(225,993)	—	186,243
Class R6
11/30/2018	5,041,457	—	—	(322,750)	—	4,718,707	237,502,714	—	—	(14,285,459)	—	223,217,255
5/31/2018	636,149	—	61,548	(404,952)	—	292,745	25,526,476	—	2,524,679	(16,844,726)	—	11,206,429
Class W
11/30/2018	20,703	—	—	(124,482)	—	(103,779)	907,033	—	—	(5,478,292)	—	(4,571,259)
5/31/2018	66,901	—	23,869	(130,835)	—	(40,065)	2,650,767	—	954,763	(5,297,862)	—	(1,692,332)
Large Cap Value
Class A
11/30/2018	1,987,700	—	233,061	(2,349,208)	—	(128,447)	24,001,769	—	2,892,131	(29,014,369)	—	(2,120,469)
5/31/2018	605,619	—	3,135,568	(5,028,609)	—	(1,287,422)	7,608,103	—	38,612,288	(63,673,551)	—	(17,453,160)
Class C
11/30/2018	35,595	—	16,532	(522,796)	—	(470,669)	436,377	—	205,438	(6,421,505)	—	(5,779,690)
5/31/2018	94,080	—	424,553	(1,139,055)	—	(620,422)	1,175,535	—	5,207,430	(14,304,618)	—	(7,921,653)
Class I
11/30/2018	1,529,959	—	156,915	(3,055,820)	—	(1,368,946)	20,381,240	—	2,103,060	(40,931,313)	—	(18,447,013)
5/31/2018	3,075,064	—	1,684,509	(3,549,817)	—	1,209,756	42,019,160	—	22,418,268	(48,182,052)	—	16,255,376
Class O
11/30/2018	18,678	—	296	(1,937,246)	—	(1,918,272)	231,551	—	3,667	(23,397,074)	—	(23,161,856)
5/31/2018	297,924	—	3,750	(330,519)	—	(28,845)	3,701,703	—	46,091	(4,161,461)	—	(413,667)
Class P3
6/1/2018(1) - 11/30/2018	511,278	—	2,844	(156,831)	—	357,291	6,756,190	—	38,183	(2,073,674)	—	4,720,699
Class R
11/30/2018	11,069	—	1,829	(67,087)	—	(54,189)	136,441	—	22,635	(836,547)	—	(677,471)
5/31/2018	49,887	—	32,594	(169,964)	—	(87,483)	626,125	—	400,659	(2,142,041)	—	(1,115,257)
Class R6
11/30/2018	944,616	—	110,574	(2,227,391)	—	(1,172,201)	12,498,626	—	1,480,553	(29,734,628)	—	(15,755,449)
5/31/2018	3,776,828	—	1,411,943	(6,075,411)	—	(886,640)	50,645,065	—	18,767,309	(81,170,718)	—	(11,758,344)
Class W
11/30/2018	69,603	—	8,023	(381,506)	—	(303,880)	933,475	—	107,271	(5,117,028)	—	(4,076,282)
5/31/2018	132,829	—	127,180	(519,908)	—	(259,899)	1,805,819	—	1,688,557	(6,989,371)	—	(3,494,995)
MidCap Opportunities
Class A
11/30/2018	2,602,349	—	—	(1,386,075)	—	1,216,274	59,152,697	—	—	(32,404,087)	—	26,748,610
5/31/2018	1,621,200	—	1,380,188	(4,748,322)	—	(1,746,934)	37,568,998	—	30,446,935	(110,802,849)	—	(42,786,916)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities (continued)
Class C
11/30/2018	113,485	—	—	(738,690)	—	(625,205)	1,993,414	—	—	(12,934,646)	—	(10,941,232)
5/31/2018	497,546	—	923,154	(1,940,462)	—	(519,762)	8,883,057	—	15,305,882	(34,939,068)	—	(10,750,129)
Class I
11/30/2018	3,236,720	—	—	(4,606,207)	—	(1,369,487)	87,437,123	—	—	(122,871,202)	—	(35,434,079)
5/31/2018	7,486,744	—	3,048,451	(8,653,116)	—	1,882,079	198,868,902	—	77,034,348	(229,584,594)	—	46,318,656
Class O
11/30/2018	22,286	—	—	(2,304,378)	—	(2,282,092)	524,574	—	—	(52,002,455)	—	(51,477,881)
5/31/2018	387,633	—	12,175	(288,750)	—	111,058	8,674,605	—	267,368	(6,749,270)	—	2,192,703
Class P3
6/1/2018(1) - 11/30/2018	42,815	—	—	(5,883)	—	36,932	1,146,221	—	—	(160,693)	—	985,528
Class R
11/30/2018	7,666	—	—	(7,986)	—	(320)	176,535	—	—	(185,336)	—	(8,801)
5/31/2018	29,336	—	17,182	(31,410)	—	15,108	659,473	—	370,276	(724,097)	—	305,652
Class R6
11/30/2018	1,244,055	—	—	(894,307)	—	349,748	33,504,713	—	—	(24,096,799)	—	9,407,914
5/31/2018	3,403,314	—	347,477	(4,848,607)	—	(1,097,816)	90,703,576	—	8,829,379	(131,001,678)	—	(31,468,723)
Class W
11/30/2018	439,067	—	—	(1,362,290)	—	(923,223)	11,651,604	—	—	(36,447,051)	—	(24,795,447)
5/31/2018	1,036,438	—	670,153	(1,153,217)	—	553,374	27,187,916	—	16,686,818	(30,052,252)	—	13,822,482
Multi-Manager Mid Cap Value
Class I
11/30/2018	1,033,993	—	—	(1,649,060)	—	(615,067)	11,906,659	—	—	(19,898,281)	—	(7,991,622)
5/31/2018	2,258,274	—	1,276,323	(7,196,912)	—	(3,662,315)	26,883,375	—	15,047,853	(85,312,682)	—	(43,381,454)
Class P3
6/1/2018(1) - 11/30/2018	241,050	—	—	(68,130)	—	172,920	2,893,638	—	—	(819,642)	—	2,073,996
Real Estate
Class A
11/30/2018	2,208,588	—	58,274	(1,389,581)	—	877,281	31,172,675	—	861,503	(20,536,210)	—	11,497,968
5/31/2018	1,120,655	—	1,150,759	(4,267,508)	—	(1,996,094)	18,030,201	—	17,933,568	(70,379,858)	—	(34,416,089)
Class C
11/30/2018	21,979	—	5,206	(179,449)	—	(152,264)	345,858	—	82,470	(2,854,000)	—	(2,425,672)
5/31/2018	96,294	—	162,379	(562,322)	—	(303,649)	1,610,197	—	2,693,605	(9,673,702)	—	(5,369,900)
Class I
11/30/2018	883,558	—	169,743	(7,260,626)	—	(6,207,325)	14,532,712	—	2,779,757	(120,159,693)	—	(102,847,224)
5/31/2018	4,953,011	—	3,890,920	(26,720,979)	—	(17,877,048)	87,255,688	—	67,158,553	(476,764,434)	—	(322,350,193)
Class O
11/30/2018	23,820	—	676	(1,977,998)	—	(1,953,502)	356,435	—	9,964	(27,730,843)	—	(27,364,444)
5/31/2018	454,349	—	11,051	(372,743)	—	92,657	6,947,587	—	171,384	(5,874,040)	—	1,244,931
Class P3
6/4/2018(1) - 11/30/2018	187	—	2	—	—	189	3,000	—	34	—	—	3,034
Class R
11/30/2018	30,654	—	1,257	(49,752)	—	(17,841)	458,434	—	18,478	(735,003)	—	(258,091)
5/31/2018	98,868	—	23,984	(167,138)	—	(44,286)	1,588,160	—	371,513	(2,756,361)	—	(796,688)
Class R6
11/30/2018	273,698	—	64,456	(666,240)	—	(328,086)	4,500,513	—	1,055,993	(10,973,708)	—	(5,417,202)
5/31/2018	3,131,307	—	940,321	(1,290,033)	—	2,781,595	59,992,011	—	16,135,065	(22,587,277)	—	53,539,799
Class W
11/30/2018	63,375	—	13,588	(276,304)	—	(199,341)	1,226,558	—	262,159	(5,315,594)	—	(3,826,877)
5/31/2018	165,682	—	274,562	(1,119,572)	—	(679,328)	3,410,044	—	5,531,624	(23,573,248)	—	(14,631,580)

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities
Class A
11/30/2018	176,925	—	—	(454,109)	—	(277,184)	10,914,535	—	—	(27,480,150)	—	(16,565,615)
5/31/2018	421,039	—	263,638	(823,679)	—	(139,002)	25,144,978	—	15,346,384	(49,390,509)	—	(8,899,147)
Class C
11/30/2018	13,349	—	—	(171,195)	—	(157,846)	642,856	—	—	(8,017,004)	—	(7,374,148)
5/31/2018	56,251	—	114,064	(495,037)	—	(324,722)	2,626,836	—	5,095,226	(23,066,182)	—	(15,344,120)
Class I
11/30/2018	1,883,800	—	—	(1,980,628)	—	(96,828)	126,851,502	—	—	(130,243,607)	—	(3,392,105)
5/31/2018	8,707,999	—	1,012,339	(3,880,625)	—	5,839,713	568,400,868	—	64,344,231	(254,656,699)	—	378,088,400
Class P3
6/4/2018(1) - 11/30/2018	44	—	—	—	—	44	2,999	—	—	—	—	2,999
Class R
11/30/2018	9,830	—	—	(11,959)	—	(2,129)	590,605	—	—	(731,273)	—	(140,668)
5/31/2018	21,859	—	4,919	(23,698)	—	3,080	1,276,759	—	280,396	(1,377,787)	—	179,368
Class R6
11/30/2018	1,007,688	—	—	(1,663,258)	—	(655,570)	66,765,981	—	—	(111,032,986)	—	(44,267,005)
5/31/2018	2,143,778	—	361,080	(778,407)	—	1,726,451	140,950,441	—	23,101,907	(51,149,390)	—	112,902,958
Class W
11/30/2018	120,174	—	—	(320,111)	—	(199,937)	7,931,014	—	—	(21,219,124)	—	(13,288,110)
5/31/2018	261,401	—	122,198	(382,000)	—	1,599	16,851,610	—	7,661,796	(24,777,658)	—	(264,252)
SMID Cap Growth
Class A
11/30/2018	7,137	—	—	(3,417)	—	3,720	79,987	—	—	(37,768)	—	42,219
5/31/2018	6,359	—	5,800	(4,686)	—	7,473	72,030	—	64,266	(50,808)	—	85,488
Class I
11/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2018	—	—	5,505	—	—	5,505	—	—	61,161	—	—	61,161
Class P3
6/4/2018(1) - 11/30/2018	259	—	—	—	—	259	3,000	—	—	—	—	3,000
Class R6
11/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2018	—	—	5,505	—	—	5,505	—	—	61,159	—	—	61,159
U.S. High Dividend Low Volatility
Class A
11/30/2018	8,266	—	93	(907)	—	7,452	95,995	—	1,111	(10,820)	—	86,286
5/31/2018	10,489	—	307	(3,003)	—	7,793	117,910	—	3,510	(34,063)	—	87,357
Class I
11/30/2018	439,487	—	106,615	(2,395,135)	—	(1,849,033)	5,224,466	—	1,280,168	(28,825,886)	—	(22,321,252)
5/31/2018	11,853,233	—	79,339	(271,693)	—	11,660,879	134,429,579	—	910,248	(3,141,253)	—	132,198,574
Class P3
9/28/2018(1) - 11/30/2018	543,866	—	2,390	(20,783)	—	525,473	6,676,963	—	29,451	(243,176)	—	6,463,238

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least
105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2018:
Large Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$7,504,328	$(7,504,328)	$—
TD Prime Services LLC	1,275,498	(1,275,498)	—
Total	$8,779,826	$(8,779,826)	$—

(1)
Collateral with a fair value of  $9,000,942 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$6,846,640	$(6,846,640)	$—
Credit Suisse Securities (USA) LLC	814,006	(814,006)	—
Daiwa Capital Markets America Inc.	380,435	(380,435)	—
Goldman, Sachs & Co. LLC	9,196,749	(9,196,749)	—
HSBC Bank PLC	1,188,868	(1,188,868)	—
Total	$18,426,698	$(18,426,698)	$—

(1)
Collateral with a fair value of  $18,823,987 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith Inc.	$414,839	$(414,839)	$—
Citadel Clearing LLC	178,593	(178,593)	—
Citigroup Global Markets Inc.	58,317	(58,317)	—
Credit Suisse Securities (USA) LLC	103,843	(103,843)	—
J.P. Morgan Securities LLC	54,764	(54,764)	—
Morgan Stanley & Co. LLC	400,371	(400,371)	—
Scotia Capital (USA) INC	30,067	(30,067)	—
Total	$1,240,794	$(1,240,794)	$—

(1)
Collateral with a fair value of  $1,279,021 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$64,123	$(64,123)	$—
Citigroup Global Markets Inc.	3,209,126	(3,209,126)	—
Goldman, Sachs & Co. LLC	4,947,722	(4,947,722)	—
HSBC Bank PLC	2,647,721	(2,647,721)	—
J.P. Morgan Securities LLC	34,025	(34,025)	—
Jefferies LLC	1,763,745	(1,763,745)	—
Morgan Stanley & Co. LLC	14,024,142	(14,024,142)	—
Natixis Securities America LLC	100,068	(100,068)	—
Nomura Securities International, Inc.	1,465,049	(1,465,049)	—
RBC Dominion Securities Inc	2,325,099	(2,325,099)	—
Scotia Capital (USA) INC	4,686,560	(4,686,560)	—
UBS Securities LLC.	151,720	(151,720)	—
Wells Fargo Band NA	1,656,505	(1,656,505)	—
Wells Fargo Securities LLC	2,512,802	(2,512,802)	—
Total	$39,588,407	$(39,588,407)	$—

(1)
Collateral with a fair value of  $40,711,027 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

SMID Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$18,780	$(18,780)	$—
Credit Suisse Securities (USA) LLC	35,678	(35,678)	—
Scotia Capital (USA) INC	33,786	(33,786)	—
TD Prime Services LLC	21,217	(21,217)	—
Total	$109,461	$(109,461)	$—

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 11 — SECURITIES LENDING (continued)

(1)
Collateral with a fair value of  $112,332 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Securities Corp.	$206,664	$(206,664)	$—
Citigroup Global Markets Inc.	202,822	(202,822)	—
J.P. Morgan Securities LLC	169,654	(169,654)	—
Jefferies LLC	173,117	(173,117)	—
National Financial Services LLC	115,119	(115,119)	—
SG Americas Securities, LLC	288,971	(288,971)	—
Total	$1,156,347	$(1,156,347)	$—

(1)
Collateral with a fair value of  $1,188,266 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Six Months Ended November 30, 2018	Year Ended May 31, 2018
	Ordinary Income	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$—	$7,971,676	$29,009,916
Large Cap Value	7,409,579	17,024,182	78,218,237
MidCap Opportunities	—	75,188,699	105,022,822
Multi-Manager Mid Cap Value	—	1,793,913	13,253,940
Real Estate(1)	10,335,015	20,232,783	181,262,103(2)
SmallCap Opportunities	—	22,933,038	100,073,778
SMID Cap Growth	—	186,540	46
U.S. High Dividend Low Volatility	1,310,730	911,630	2,128

(1)
Amounts and composition of dividends and distributions presented herein are based on the Fund’s current tax period (eleven months ended November 30, 2018) and tax year ended December 31, 2017. Composition of current period amounts may change after the Fund’s tax year-end of December 31, 2018.

(2)
Includes $45,000,000 of equalization.

The estimated tax-basis components of distributable earnings as of November 30, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Large-Cap Growth	$15,795,227	$41,243,947	$143,902,851
Large Cap Value	1,636,680	66,121,161	96,897,710
MidCap Opportunities	51,307,520	156,371,227	71,679,764
Multi-Manager Mid Cap Value	2,424,837	22,039,185	9,261,582
Real Estate	—	81,048,035	130,170,009
SmallCap Opportunities	94,485,927	88,633,121	(70,331,833)
SMID Cap Growth	104,523	176,433	(33,027)
U.S. High Dividend Low Volatility	3,080,312	2,716,682	4,490,470
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
	Large-Cap Growth	Large Cap Value	MidCap Opportunities	Multi-Manager Mid Cap Value	Real Estate	SmallCap Opportunities	SMID Cap Growth	U.S. High Dividend Low Volatility
Distributions from net investment income:
Class A	$(114,310)	$(6,292,684)	$—	$—	$(1,849,819)	$—	$—	$(2,258)
Class C	—	(456,309)	—	—	(133,215)	—	—	—
Class I	(2,192,959)	(4,212,564)	—	(1,679,901)	(10,087,788)	—	—	(578,971)
Class O	—	(383,663)	—	—	(554,666)	—	—	—
Class R	—	(56,930)	—	—	(56,314)	—	—	—
Class R6	(213,459)	(3,312,906)	—	—	(1,424,285)	—	—	—
Class W	(61,510)	(281,631)	—	—	(534,036)	—	—	—
	$(2,582,238)	$(14,996,687)	$—	$(1,679,901)	$(14,640,123)	$—	$—	$(581,229)
Distributions from net realized gains:
Class A	$(4,090,030)	$(35,813,060)	$(39,286,606)	$—	$(19,353,589)	$(17,922,275)	$(64,266)	$(1,253)
Class C	(1,971,692)	(5,246,303)	(16,396,244)	—	(3,132,923)	(5,232,162)	—	—
Class I	(25,079,672)	(19,686,853)	(88,794,154)	(13,367,952)	(89,524,970)	(68,075,835)	(61,160)	(331,276)
Class O	—	(2,196,529)	(7,534,663)	—	(6,079,183)	—	—	—
Class R	(40,336)	(398,087)	(494,182)	—	(649,886)	(387,120)	—	—
Class R6	(2,311,220)	(15,454,403)	(10,688,508)	—	(14,710,779)	(23,604,725)	(61,160)	—
Class W	(906,404)	(1,450,497)	(17,017,164)	—	(5,125,353)	(7,784,699)	—	—
	$(34,399,354)	$(80,245,732)	$(180,211,521)	$(13,367,952)	$(138,576,683)	$(123,006,816)	$(186,586)	$(332,529)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$1,345,698	$2,214,902	$(28,726)	$665,631	$(6,894,294)	$(15,498)	$(14)	$423,207

NOTE 13 — LITIGATION
On September 24, 2012, certain funds, including Large Cap Value Fund (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action” and/or the “Actual Fraudulent Action”). The FitzSimons Action is part of the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff  (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of the company through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when it redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 13 — LITIGATION (continued)

Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer Cases to be transferred to the Southern District of New York (the “District Court”).
On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”). On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants, filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order does not provide any specific timing for, or guidance on, next steps, but it is possible that the Second Circuit may request additional proceedings on the merits.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the judge entered an order stating the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead and the Subject Fund is no longer a defendant in the FitzSimons Action. Because of a procedural issue, the Trustee cannot automatically appeal the decision, but must first obtain permission from the District Court. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Richard Sullivan to Judge Denise Cote. On December 3, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision does not directly impact the shareholder defendants, and because his granting of a motion to dismiss does not resolve all of the motions, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which was issued almost two years ago).
On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s decision. While the Trustee’s motion for reconsideration does not directly impact the claims against shareholder defendants, it does contain allegations regarding Tribune’s insolvency at step one of the LBO and asserts that step one and step two of the LBO should be “collapsed” and not treated as distinct transactions. If adopted, the Trustee’s positions would be unhelpful to the shareholder defendants.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On July 28, 2017, the shareholder defendants (including the Subject Fund acting through

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 13 — LITIGATION (continued)

counsel) submitted a letter opposing the Trustee’s request on the grounds that additional amendments at this late date would prejudice the shareholder defendants and result in undue delay in resolving the case. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it will be preferable to hold off until there is a further ruling from the Second Circuit in the State Law
Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties submitted a joint letter which voiced general support for a broad based mediation effort. The District Court has not yet responded to the parties’ submission.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to discuss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340). The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2018, the Funds declared and paid dividends and distributions of:
	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Large-Cap Growth
Class A	$0.0089	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class C	$—	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class I	$0.1682	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class P3	$0.1940	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class R	$—	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class R6	$0.1954	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Class W	$0.0753	$0.5977	$1.9190	December 17, 2018	December 13, 2018
Large Cap Value
All Classes	$—	$—	$1.0078	December 17, 2018	December 13, 2018
Class A	$0.0363	$—	$—	January 2, 2019	December 28, 2018
Class C	$0.0140	$—	$—	January 2, 2019	December 28, 2018
Class I	$0.0459	$—	$—	January 2, 2019	December 28, 2018
Class O	$—	$—	$—	January 2, 2019	December 28, 2018
Class P3	$0.0464	$—	$—	January 2, 2019	December 28, 2018
Class R	$0.0302	$—	$—	January 2, 2019	December 28, 2018
Class R6	$0.0465	$—	$—	January 2, 2019	December 28, 2018
Class W	$0.0423	$—	$—	January 2, 2019	December 28, 2018
MidCap Opportunities
All Classes	$—	$0.9442	$2.9856	December 17, 2018	December 13, 2018
Multi-Manager Mid Cap Value
Class I	$0.1268	$0.0584	$1.5144	December 17, 2018	December 13, 2018
Class P3	$0.1274	$0.0584	$1.5144	December 17, 2018	December 13, 2018
Real Estate
All Classes	$—	$—	$3.2227	December 17, 2018	December 13, 2018
Class A	$0.1097	$—	$—	January 2, 2019	December 28, 2018
Class C	$0.0811	$—	$—	January 2, 2019	December 28, 2018

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 14 — SUBSEQUENT EVENTS (continued)

	PER SHARE AMOUNTS
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Class I	$0.1181	$—	$—	January 2, 2019	December 28, 2018
Class O	$0.0238	$—	$—	January 2, 2019	December 28, 2018
Class P3	$0.0816	$—	$—	January 2, 2019	December 28, 2018
Class R	$0.1021	$—	$—	January 2, 2019	December 28, 2018
Class R6	$0.1217	$—	$—	January 2, 2019	December 28, 2018
Class W	$0.1126	$—	$—	January 2, 2019	December 28, 2018
SmallCap Opportunities
All Classes	$—	$4.4849	$4.2157	December 17, 2018	December 13, 2018
SMID Cap Growth
All Classes	$—	$0.3169	$0.5352	December 17, 2018	December 13, 2018
U.S. High Dividend Low Volatility
All Classes	$—	$0.1853	$0.2264	December 17, 2018	December 13, 2018
Class A	$0.0836	$—	$—	January 2, 2019	December 28, 2018
Class I	$0.0897	$—	$—	January 2, 2019	December 28, 2018
Class P3	$0.0896	$—	$—	January 2, 2019	December 28, 2018
Expense Limitation Agreement: On November 16, 2018, the Board approved implementing a side letter expense limitation agreement with respect to Real Estate. Effective January 1, 2019, the new non-recoupable side letter agreement provides that the adviser and sub-adviser are contractually obligated to limit expenses to 1.20%, 1.95%, 0.85%, 1.20%, 1.45%, 0.76% and 0.95% for Class A, Class C, Class I, Class O, Class R, Class R6 and Class W, respectively, through October 1, 2020.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Communication Services: 11.0%
40,118 (1)	Alphabet, Inc. - Class A	$44,516,939	4.8
8,938 (1)	Alphabet, Inc. - Class C	9,782,015	1.0
241,974	Comcast Corp. – Class A	9,439,406	1.0
183,989 (1)	Electronic Arts, Inc.	15,467,955	1.6
171,613 (1)	Facebook, Inc. - Class A	24,130,504	2.6
		103,336,819	11.0
	Consumer Discretionary: 15.3%
38,638 (1)	Amazon.com, Inc.	65,304,789	7.0
129,034	Aramark	4,911,034	0.5
69,472 (1)	Burlington Stores, Inc.	11,515,679	1.2
35,663	Domino’s Pizza, Inc.	9,890,063	1.1
211,961	Hilton Worldwide Holdings, Inc.	16,011,534	1.7
129,466	Home Depot, Inc.	23,345,309	2.5
35,358 (1)	O’Reilly Automotive, Inc.	12,261,447	1.3
		143,239,855	15.3
	Consumer Staples: 5.5%
283,240	Altria Group, Inc.	15,530,049	1.7
71,619	Church & Dwight Co., Inc.	4,740,462	0.5
265,038 (1)	Monster Beverage Corp.	15,817,468	1.7
123,350	PepsiCo, Inc.	15,041,299	1.6
		51,129,278	5.5
	Energy: 0.7%
54,232 (1)	Concho Resources, Inc./Midland TX	7,068,599	0.7
	Financials: 4.9%
161,193	E*Trade Financial Corp.	8,428,782	0.9
292,194	Progressive Corp.	19,369,540	2.1
97,451	S&P Global, Inc.	17,819,890	1.9
		45,618,212	4.9
	Health Care: 15.8%
261,885	Baxter International, Inc.	17,952,217	1.9
65,376 (1)	Biogen, Inc.	21,817,279	2.3
421,295 (1)	Boston Scientific Corp.	15,870,183	1.7
109,266	Johnson & Johnson	16,051,175	1.7
84,918	Thermo Fisher Scientific, Inc.	21,191,287	2.3
121,272	UnitedHealth Group, Inc.	34,121,090	3.7
113,322 (1)	Vertex Pharmaceuticals, Inc.	20,487,484	2.2
		147,490,715	15.8
	Industrials: 12.5%
151,278	Ametek, Inc.	11,108,343	1.2
68,128	Boeing Co.	23,624,065	2.5
300,698	Delta Air Lines, Inc.	18,255,376	1.9
88,880	Honeywell International, Inc.	13,043,140	1.4
113,842	Ingersoll-Rand PLC - Class A	11,784,924	1.3
206,219	Waste Management, Inc.	19,333,031	2.1
38,073	WW Grainger, Inc.	11,956,445	1.3
103,213 (1)	XPO Logistics, Inc.	7,829,738	0.8
		116,935,062	12.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: 29.6%
80,405	Amphenol Corp.	$7,070,816	0.8
228,144	Apple, Inc.	40,741,955	4.4
115,556 (1)	Citrix Systems, Inc.	12,592,137	1.3
222,736	Cognizant Technology Solutions Corp.	15,865,485	1.7
194,847	Fidelity National Information Services, Inc.	21,033,734	2.2
259,079 (1)	Fiserv, Inc.	20,500,921	2.2
158,078 (1)	GoDaddy, Inc.	10,316,170	1.1
83,284	Intuit, Inc.	17,866,917	1.9
112,281	Mastercard, Inc. - Class A	22,576,341	2.4
617,401	Microsoft Corp.	68,463,597	7.3
79,789	Motorola Solutions, Inc.	10,472,306	1.1
127,090	Texas Instruments, Inc.	12,689,936	1.4
100,702 (1)	VMware, Inc.	16,851,473	1.8
2,690	Other Securities	201,750	0.0
		277,243,538	29.6
	Materials: 2.0%
213,466 (1)	Crown Holdings, Inc.	10,946,536	1.2
49,193	Packaging Corp. of America	4,812,059	0.5
157,253	Other Securities	3,179,656	0.3
		18,938,251	2.0
	Real Estate: 2.0%
111,630	American Tower Corp.	18,362,019	2.0
	Total Common Stock (Cost $781,697,831)	929,362,348	99.3
SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
7,355,000 (2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $7,355,000)	7,355,000	0.8
	Total Short-Term Investments (Cost $7,355,000)	7,355,000	0.8
	Total Investments in Securities (Cost $789,052,831)	$936,717,348	100.1
	Liabilities in Excess of Other Assets	(1,103,736)	(0.1)
	Net Assets	$935,613,612	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$929,362,348	$—	$—	$929,362,348
Short-Term Investments	7,355,000	—	—	7,355,000
Total Investments, at fair value	$936,717,348	$—	$—	$936,717,348

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $792,262,621.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$170,484,106
Gross Unrealized Depreciation	(26,029,379)
Net Unrealized Appreciation	$144,454,727

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Value Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 7.6%
534,027	Comcast Corp. – Class A	$20,832,393	2.5
499,888	Verizon Communications, Inc.	30,143,247	3.6
109,466	Walt Disney Co.	12,642,228	1.5
		63,617,868	7.6
	Consumer Discretionary: 4.6%
109,799	Hasbro, Inc.	9,991,709	1.2
58,053	McDonald’s Corp.	10,943,571	1.3
79,753	Ralph Lauren Corp.	8,884,484	1.1
211,408	Tapestry, Inc.	8,230,114	1.0
		38,049,878	4.6
	Consumer Staples: 8.6%
299,507	Coca-Cola Co.	15,095,153	1.8
399,844	Mondelez International, Inc.	17,984,983	2.2
217,936	Procter & Gamble Co.	20,597,131	2.5
182,753	Walmart, Inc.	17,845,831	2.1
		71,523,098	8.6
	Energy: 8.8%
226,685	Chevron Corp.	26,961,914	3.2
145,874	ConocoPhillips	9,653,941	1.2
159,872	Occidental Petroleum Corp.	11,234,206	1.4
139,533	Royal Dutch Shell PLC - Class A ADR	8,427,793	1.0
176,298 (1)	Other Securities	16,962,532	2.0
		73,240,386	8.8
	Financials: 22.4%
855,543	Bank of America Corp.	24,297,421	2.9
184,180	Discover Financial Services	13,132,034	1.6
352,531	Hartford Financial Services Group, Inc.	15,578,345	1.9
256,604	Intercontinental Exchange, Inc.	20,969,679	2.5
304,453	JPMorgan Chase & Co.	33,852,129	4.1
235,144	Lazard Ltd.	9,433,977	1.1
47,503	Moody’s Corp.	7,556,302	0.9
117,280	Reinsurance Group of America, Inc.	17,519,287	2.1
369,095	US Bancorp	20,100,914	2.4
449,317	Wells Fargo & Co.	24,388,927	2.9
		186,829,015	22.4
	Health Care: 15.3%
32,796 (2)	Biogen, Inc.	10,944,681	1.3
224,322	Gilead Sciences, Inc.	16,137,725	1.9
229,258	Johnson & Johnson	33,678,000	4.1
783,634	Pfizer, Inc.	36,227,400	4.4
51,211	UnitedHealth Group, Inc.	14,408,727	1.7
138,177	Zimmer Biomet Holdings, Inc.	16,169,472	1.9
		127,566,005	15.3
	Industrials: 6.5%
59,813	Deere & Co.	9,263,837	1.1
195,839	Emerson Electric Co.	13,223,049	1.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
69,842	Honeywell International, Inc.	$10,249,314	1.2
42,853	Roper Technologies, Inc.	12,752,624	1.5
58,778	Union Pacific Corp.	9,038,881	1.1
3 (1)	Other Securities	62	0.0
		54,527,767	6.5
	Information Technology: 9.4%
47,110	Broadcom, Inc.	11,184,385	1.3
471,863	Cisco Systems, Inc.	22,588,082	2.7
119,893 (2)	Citrix Systems, Inc.	13,064,740	1.6
133,307	Microsoft Corp.	14,782,413	1.8
67,238	Motorola Solutions, Inc.	8,824,988	1.1
111,969	Other Securities	7,487,367	0.9
		77,931,975	9.4
	Materials: 3.6%
126,822	Air Products & Chemicals, Inc.	20,401,855	2.5
211,005 (3)	BHP Billiton Ltd. ADR	9,360,182	1.1
		29,762,037	3.6
	Real Estate: 4.7%
87,898	Camden Property Trust	8,364,374	1.0
113,392	Crown Castle International Corp.	13,028,741	1.6
234,045	Highwoods Properties, Inc.	10,150,531	1.2
70,436	Other Securities	7,294,352	0.9
		38,837,998	4.7
	Utilities: 6.5%
162,097	Ameren Corp.	11,123,096	1.3
217,395	American Electric Power Co., Inc.	16,900,288	2.0
93,852	Entergy Corp.	8,170,755	1.0
100,437	NextEra Energy, Inc.	18,250,407	2.2
		54,444,546	6.5
	Total Common Stock (Cost $712,208,299)	816,330,573	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateral(4): 1.1%
2,137,871	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $2,138,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,180,629, due 12/25/18-10/20/68)	2,137,871	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Value Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
449,458	Industrial & Commercial Bank of China Fin. Services LLC, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $449,543, collateralized by various U.S. Government Securities, 3.000%-3.625%, Market Value plus accrued interest $458,447, due 02/15/44-05/15/45)	$449,458	0.0
2,137,871	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $2,138,307, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $2,180,628, due 02/29/20-08/15/44)	2,137,871	0.3
2,137,871	National Bank Financial, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $2,138,273, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $2,180,641, due 12/03/18-09/09/49)	2,137,871	0.3
2,137,871	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $2,138,275, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,180,628, due 12/06/18-09/09/49)	2,137,871	0.3
		9,000,942	1.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.9%
16,036,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $16,036,000)	$16,036,000	1.9
	Total Short-Term Investments (Cost $25,036,942)	25,036,942	3.0
	Total Investments in Securities (Cost $737,245,241)	$841,367,515	101.0
	Liabilities in Excess of Other Assets	(8,545,069)	(1.0)
	Net Assets	$832,822,446	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Large-Cap Value Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$816,330,573	$—	$—	$816,330,573
Short-Term Investments	16,036,000	9,000,942	—	25,036,942
Total Investments, at fair value	$832,366,573	$9,000,942	$—	$841,367,515

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $739,170,759.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$118,788,055
Gross Unrealized Depreciation	(16,586,960)
Net Unrealized Appreciation	$102,201,095

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Communication Services: 3.3%
219,939 (1)		Electronic Arts, Inc.	$18,490,272	1.4
442,798 (1)		Live Nation Entertainment, Inc.	24,654,992	1.9
			43,145,264	3.3
		Consumer Discretionary: 16.8%
651,862		Aramark	24,809,868	1.9
18,932 (1)		Autozone, Inc.	15,317,313	1.2
337,976		Brunswick Corp.	17,926,247	1.4
112,521 (1)		Burlington Stores, Inc.	18,651,481	1.4
86,763		Domino’s Pizza, Inc.	24,061,115	1.8
474,059		Hilton Worldwide Holdings, Inc.	35,810,417	2.8
100,594 (1)		O’Reilly Automotive, Inc.	34,883,987	2.7
303,813		Ross Stores, Inc.	26,614,019	2.0
375,747		Other Securities	20,775,621	1.6
			218,850,068	16.8
		Consumer Staples: 2.2%
293,974 (1)		Monster Beverage Corp.	17,544,368	1.4
157,936		Other Securities	10,453,784	0.8
			27,998,152	2.2
		Energy: 1.5%
257,488 (2)		Other Securities	19,728,070	1.5
		Financials: 7.1%
430,654		E*Trade Financial Corp.	22,518,898	1.8
206,137		Moody’s Corp.	32,790,213	2.5
126,306		MSCI, Inc. - Class A	19,841,409	1.5
198,546		Progressive Corp.	13,161,614	1.0
41,841		Other Securities	3,454,393	0.3
			91,766,527	7.1
		Health Care: 14.8%
213,504 (1)		BioMarin Pharmaceutical, Inc.	20,502,789	1.6
230,094 (1)		Centene Corp.	32,730,872	2.5
115,665 (1)		Charles River Laboratories International, Inc.	15,597,425	1.2
170,567 (1)		Edwards Lifesciences Corp.	27,633,560	2.1
277,795	(1)(3)	Exact Sciences Corp.	21,662,454	1.7
71,401 (1)		ICU Medical, Inc.	17,171,227	1.3
140,571 (1)		Jazz Pharmaceuticals PLC	21,254,335	1.7
165,999 (1)		PRA Health Sciences, Inc.	19,378,723	1.5
166,200 (1)		Veeva Systems, Inc.	15,981,792	1.2
405 (2)		Other Securities	134,735	0.0
			192,047,912	14.8
		Industrials: 16.0%
613,622		American Airlines Group, Inc.	24,643,060	1.9
331,071		Ametek, Inc.	24,310,544	1.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
308,968	Ingersoll-Rand PLC - Class A	$31,984,367	2.5
303,888	KAR Auction Services, Inc.	17,364,160	1.3
724,239 (1)	Quanta Services, Inc.	25,420,789	1.9
206,543	Spirit Aerosystems Holdings, Inc.	16,911,741	1.3
166,018	Waste Connections, Inc.	13,029,093	1.0
147,499	Waste Management, Inc.	13,828,031	1.1
89,379	WW Grainger, Inc.	28,068,581	2.1
163,982 (1)	XPO Logistics, Inc.	12,439,674	1.0
20,755	Other Securities	657,726	0.0
		208,657,766	16.0
	Information Technology: 31.0%
248,903	Amphenol Corp.	21,888,530	1.7
463,965 (1)	Black Knight, Inc.	21,036,173	1.6
259,990	Broadridge Financial Solutions, Inc. ADR	27,525,141	2.1
252,035 (1)	Citrix Systems, Inc.	27,464,254	2.1
132,918 (1)	EPAM Systems, Inc.	17,312,570	1.3
300,913	Fidelity National Information Services, Inc.	32,483,558	2.5
463,695 (1)	Fiserv, Inc.	36,692,185	2.8
392,198 (1)	Fortinet, Inc.	28,959,900	2.2
417,504 (1)	GoDaddy, Inc.	27,246,311	2.1
91,656	Lam Research Corp.	14,386,326	1.1
351,810	Maxim Integrated Products	19,673,215	1.5
233,969 (3)	Microchip Technology, Inc.	17,547,675	1.4
215,713	Motorola Solutions, Inc.	28,312,331	2.2
209,798 (1)	Proofpoint, Inc.	20,352,504	1.6
916,373 (1)	Pure Storage, Inc.	17,328,614	1.3
159,527 (1)	Splunk, Inc.	17,823,952	1.4
265,703 (1)	Synopsys, Inc.	24,428,734	1.9
14,735 (2)	Other Securities	2,548,418	0.2
		403,010,391	31.0
	Materials: 3.8%
417,966 (1)	Crown Holdings, Inc.	21,433,297	1.6
169,150	Packaging Corp. of America	16,546,253	1.3
591,877	Other Securities	11,967,753	0.9
		49,947,303	3.8
	Real Estate: 1.5%
190,315	Equity Lifestyle Properties, Inc.	18,942,052	1.5
	Total Common Stock (Cost $1,207,596,599)	1,274,093,505	98.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateral(4): 1.4%
4,470,969	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $4,471,811, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,560,388, due 12/25/18-10/20/68)	$4,470,969	0.3
4,470,969	Daiwa Capital Markets, Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $4,471,814, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $4,560,388, due 12/06/18-09/09/49)	4,470,969	0.3
1,878,791	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $1,879,151, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $1,916,367, due 04/01/19-05/20/68)	1,878,791	0.2
4,470,969	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $4,471,814, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $4,560,389, due 12/06/18-09/09/49)	4,470,969	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
3,532,289	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/18, 2.50%, due 12/03/18 (Repurchase Amount $3,533,015, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,602,935, due 07/15/20-02/15/47)	$3,532,289	0.3
		18,823,987	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
28,507,000 (5)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $28,507,000)	28,507,000	2.2
	Total Short-Term Investments (Cost $47,330,987)	47,330,987	3.6
	Total Investments in Securities (Cost $1,254,927,586)	$1,321,424,492	101.6
	Liabilities in Excess of Other Assets	(21,253,663)	(1.6)
	Net Assets	$1,300,170,829	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$1,274,093,505	$—	$—	$1,274,093,505
Short-Term Investments	28,507,000	18,823,987	—	47,330,987
Total Investments, at fair value	$1,302,600,505	$18,823,987	$—	$1,321,424,492

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,259,649,244.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$126,328,740
Gross Unrealized Depreciation	(64,553,492)
Net Unrealized Appreciation	$61,775,248

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 1.2%
64,536 (1)		Other Securities	$2,020,878	1.2
		Consumer Discretionary: 10.2%
15,569		Carter’s, Inc.	1,440,132	0.8
49,727		Goodyear Tire & Rubber Co.	1,151,677	0.7
12,064		PVH Corp.	1,333,193	0.8
22,931		Ross Stores, Inc.	2,008,756	1.2
362,451	(1)(2)	Other Securities	11,100,373	6.7
			17,034,131	10.2
		Consumer Staples: 3.0%
33,800		Kroger Co.	1,002,508	0.6
30,236 (3)		US Foods Holding Corp.	1,003,231	0.6
59,538 (1)		Other Securities	2,963,209	1.8
			4,968,948	3.0
		Energy: 4.9%
18,365		Diamondback Energy, Inc.	2,027,129	1.2
7,684		Pioneer Natural Resources Co.	1,135,311	0.7
384,362	(1)(2)	Other Securities	5,033,047	3.0
			8,195,487	4.9
		Financials: 18.4%
23,087		CIT Group, Inc.	1,071,930	0.6
68,308		CNO Financial Group, Inc.	1,250,036	0.8
24,452		East West Bancorp, Inc.	1,312,828	0.8
36,400		Fifth Third Bancorp	1,016,652	0.6
15,013		First Republic Bank	1,488,539	0.9
11,250		Reinsurance Group of America, Inc.	1,680,525	1.0
25,523		SEI Investments Co.	1,370,585	0.8
36,319		Unum Group	1,304,215	0.8
778,803 (1)		Other Securities	20,167,510	12.1
			30,662,820	18.4
		Health Care: 6.0%
24,865		Agilent Technologies, Inc.	1,798,983	1.1
9,027		Becton Dickinson & Co.	2,281,574	1.4
9,300		HCA Healthcare, Inc.	1,339,107	0.8
10,313		Hill-Rom Holdings, Inc.	999,949	0.6
8,138 (3)		Laboratory Corp. of America Holdings	1,185,218	0.7
56,877	(1)(2)	Other Securities	2,405,838	1.4
			10,010,669	6.0
		Industrials: 16.9%
40,629		Air Lease Corp.	1,578,843	0.9
6,500		Cummins, Inc.	981,890	0.6
17,464		EMCOR Group, Inc.	1,272,427	0.8
6,444		Harris Corp.	921,170	0.5
29,396		Hexcel Corp.	1,812,851	1.1
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
10,488		IDEX Corp.	$1,441,051	0.9
27,855		Jacobs Engineering Group, Inc.	1,829,238	1.1
63,117 (3)		JetBlue Airways Corp.	1,232,044	0.7
3,410		Roper Technologies, Inc.	1,014,782	0.6
477,865	(1)(2)	Other Securities	16,101,798	9.7
			28,186,094	16.9
		Information Technology: 13.7%
22,413 (3)		Arrow Electronics, Inc.	1,725,129	1.1
19,983 (3)		Euronet Worldwide, Inc.	2,350,201	1.4
54,946		Genpact Ltd.	1,669,259	1.0
41,330 (3)		Keysight Technologies, Inc.	2,555,020	1.5
427,833 (1)		Other Securities	14,428,435	8.7
			22,728,044	13.7
		Materials: 7.1%
13,242		Albemarle Corp.	1,275,469	0.8
13,882		Celanese Corp.	1,401,110	0.8
12,090		FMC Corp.	1,000,327	0.6
33,724		Reliance Steel & Aluminum Co.	2,713,096	1.6
187,866 (1)		Other Securities	5,442,138	3.3
			11,832,140	7.1
		Real Estate: 12.1%
42,448 (3)		CBRE Group, Inc.	1,854,129	1.1
3,810		Equinix, Inc.	1,467,917	0.9
57,200		Medical Properties Trust, Inc.	987,844	0.6
17,890		Mid-America Apartment Communities, Inc.	1,852,688	1.1
7,656		PS Business Parks, Inc.	1,079,649	0.6
42,362		STORE Capital Corp.	1,269,165	0.8
720,905	(1)(2)	Other Securities	11,676,847	7.0
			20,188,239	12.1
		Utilities: 5.0%
25,997		Alliant Energy Corp.	1,180,004	0.7
15,100		Entergy Corp.	1,314,606	0.8
19,800		Exelon Corp.	918,522	0.5
28,800		FirstEnergy Corp.	1,089,504	0.7
17,100		Public Service Enterprise Group, Inc.	955,890	0.6
35,538		UGI Corp.	2,041,658	1.2
12,957		Other Securities	754,677	0.5
			8,254,861	5.0
		Total Common Stock (Cost $154,091,254)	164,082,311	98.5

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateral(4): 0.8%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,000,188, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/25/18-10/20/68)	$1,000,000	0.6
279,021	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $279,074, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $284,601, due 04/01/19-05/20/68)	279,021	0.2
		1,279,021	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
2,376,451 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.110% (Cost $2,376,451)	2,376,451	1.4
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $3,655,472)	$3,655,472	2.2
Total Investments in Securities (Cost $157,746,726)	$167,737,783	100.7
Liabilities in Excess of Other Assets	(1,247,072)	(0.7)
Net Assets	$166,490,711	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
The grouping contains securities on loan.

(3)
Non-income producing security.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock
Communication Services	$1,263,803	$757,075	$—	$2,020,878
Consumer Discretionary	17,034,131	—	—	17,034,131
Consumer Staples	4,968,948	—	—	4,968,948
Energy	8,195,487	—	—	8,195,487
Financials	30,662,820	—	—	30,662,820
Health Care	10,010,669	—	—	10,010,669
See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2018 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Industrials	27,532,951	653,143	—	28,186,094
Information Technology	22,728,044	—	—	22,728,044
Materials	11,425,961	406,179	—	11,832,140
Real Estate	20,188,239	—	—	20,188,239
Utilities	8,254,861	—	—	8,254,861
Total Common Stock	162,265,914	1,816,397	—	164,082,311
Short-Term Investments	2,376,451	1,279,021	—	3,655,472
Total Investments, at fair value	$164,642,365	$3,095,418	$—	$167,737,783
Other Financial Instruments+
Forward Foreign Currency Contracts	—	54	—	54
Total Assets	$164,642,365	$3,095,472	$—	$167,737,837
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(10)	$—	$(10)
Total Liabilities	$—	$(10)	$—	$(10)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At November 30, 2018, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Mid Cap Value Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 24,513	JPY 2,776,444	BNP Paribas	12/04/18	$54
USD 27,919	JPY 3,169,933	Morgan Stanley & Co. International PLC	12/05/18	(10)
				$44

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$54
Total Asset Derivatives		$54
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$10
Total Liability Derivatives		$10

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Fund	as of November 30, 2018 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the peiod ended November 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$810
Total	$810

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$44
Total	$44

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2018:
	BNP Paribas	Morgan Stanley & Co. International PLC	Totals
Assets:
Forward foreign currency contracts	$54	$—	$54
Total Assets	$54	$—	$54
Liabilities:
Forward foreign currency contracts	$—	$10	$10
Total Liabilities	$—	$10	$10
Net OTC derivative instruments by counterparty, at fair value	$54	$(10)	$44
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$54	$(10)	$44

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $158,482,602.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$23,280,874
Gross Unrealized Depreciation	(13,965,699)
Net Unrealized Appreciation	$9,315,175

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Diversified REITs: 4.9%
98,371	Liberty Property Trust	$4,455,223	1.0
431,891	STORE Capital Corp.	12,939,454	3.0
488,525	VEREIT, Inc.	3,737,216	0.9
		21,131,893	4.9
	Health Care REITs: 9.1%
519,191	Healthcare Trust of America, Inc.	14,599,651	3.4
126,922	Ventas, Inc.	8,058,278	1.8
231,767	Welltower, Inc.	16,763,707	3.9
		39,421,636	9.1
	Hotel & Resort REITs: 5.8%
564,079	DiamondRock Hospitality Co.	5,945,393	1.4
265,526	MGM Growth Properties LLC	7,564,836	1.7
100,922	Park Hotels & Resorts, Inc.	3,110,416	0.7
93,924	Pebblebrook Hotel Trust	3,279,826	0.8
71,083	Ryman Hospitality Properties	5,267,961	1.2
		25,168,432	5.8
	Hotels, Resorts & Cruise Lines: 1.5%
84,841	Hilton Worldwide Holdings, Inc.	6,408,889	1.5
	Industrial REITs: 7.8%
292,973	Duke Realty Corp.	8,338,012	1.9
381,063	ProLogis, Inc.	25,660,782	5.9
		33,998,794	7.8
	Office REITs: 14.9%
120,775	Alexandria Real Estate Equities, Inc.	15,036,487	3.5
309,504	Columbia Property Trust, Inc.	6,645,051	1.5
258,092	Douglas Emmett, Inc.	9,528,757	2.2
391,944	Hudson Pacific Properties, Inc.	12,095,392	2.8
111,097	JBG Smith Properties	4,451,657	1.0
238,493	Piedmont Office Realty Trust, Inc.	4,419,275	1.0
172,809	Tier REIT, Inc.	4,067,924	1.0
113,244	Vornado Realty Trust	8,149,038	1.9
		64,393,581	14.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Residential REITs: 19.7%
167,567	American Campus Communities, Inc.	$7,344,461	1.7
92,081	AvalonBay Communities, Inc.	17,547,876	4.1
308,187	Equity Residential	21,958,324	5.1
10,013	Essex Property Trust, Inc.	2,628,513	0.6
505,692	Invitation Homes, Inc.	10,852,150	2.5
88,486	Mid-America Apartment Communities, Inc.	9,163,610	2.1
80,767	NexPoint Residential Trust, Inc.	2,947,188	0.7
121,478	Sun Communities, Inc.	12,645,860	2.9
		85,087,982	19.7
	Retail REITs: 14.5%
763,700	Brixmor Property Group, Inc.	12,601,050	2.9
53,424	Macerich Co.	2,686,693	0.6
185,731	Regency Centers Corp.	11,823,635	2.7
147,694	Simon Property Group, Inc.	27,425,299	6.4
153,967	Taubman Centers, Inc.	8,151,013	1.9
		62,687,690	14.5
	Specialized REITs: 21.5%
128,011	CoreCivic, Inc.	2,809,842	0.6
38,095	Crown Castle International Corp.	4,377,116	1.0
472,024	CubeSmart	14,698,827	3.4
208,550	CyrusOne, Inc.	11,695,484	2.7
62,389	Equinix, Inc.	24,037,234	5.6
175,392	Extra Space Storage, Inc.	16,834,124	3.9
156,481	Four Corners Property Trust, Inc.	4,340,783	1.0
53,226	QTS Realty Trust, Inc.	2,160,443	0.5
557,532	VICI Properties, Inc.	12,137,472	2.8
		93,091,325	21.5
	Total Common Stock (Cost $314,593,432)	431,390,222	99.7
	Assets in Excess of Other Liabilities	1,136,464	0.3
	Net Assets	$432,526,686	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$431,390,222	$—	$—	$431,390,222
Total Investments, at fair value	$431,390,222	$—	$—	$431,390,222

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Real Estate Fund	as of November 30, 2018 (Unaudited) (continued)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $335,063,195.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$120,424,104
Gross Unrealized Depreciation	(24,097,077)
Net Unrealized Appreciation	$96,327,027

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Communication Services: 1.9%
1,121,678 (1)		Vonage Holdings Corp.	$11,878,570	0.9
600,727 (2)		Other Securities	12,359,274	1.0
			24,237,844	1.9
		Consumer Discretionary: 17.5%
637,957		American Eagle Outfitters, Inc.	13,352,440	1.0
621,337		Bloomin Brands, Inc.	12,147,138	0.9
101,536		Childrens Place, Inc./The	13,163,127	1.0
267,537	(1)(3)	Eldorado Resorts, Inc.	11,766,277	0.9
265,971 (1)		Etsy, Inc.	14,373,073	1.1
336,732 (1)		National Vision Holdings, Inc.	12,381,636	1.0
148,670 (1)		Ollie’s Bargain Outlet Holdings, Inc.	13,187,029	1.0
66,128 (1)		Stamps.com, Inc.	11,338,307	0.9
3,658,146	(2)(4)	Other Securities	126,161,286	9.7
			227,870,313	17.5
		Energy: 1.9%
1,272,590	(2)(4)	Other Securities	24,057,235	1.9
		Financials: 10.9%
151,765		FirstCash, Inc.	13,514,673	1.0
199,665 (1)		Green Dot Corp.	16,640,081	1.3
634,192		Home Bancshares, Inc./ Conway AR	12,436,505	1.0
286,217		Houlihan Lokey, Inc.	12,106,979	0.9
150,374		Kemper Corp.	11,443,462	0.9
271,681		Moelis & Co.	10,981,346	0.8
99,909		Primerica, Inc.	11,877,182	0.9
2,260,529 (2)		Other Securities	52,788,177	4.1
			141,788,405	10.9
		Health Care: 23.1%
121,220 (1)		Amedisys, Inc.	16,516,225	1.3
244,528 (1)		AMN Healthcare Services, Inc.	15,576,433	1.2
127,136 (1)		HealthEquity, Inc.	11,275,692	0.9
218,032 (1)		Medidata Solutions, Inc.	16,834,251	1.3
267,324 (1)		Merit Medical Systems, Inc.	16,854,778	1.3
164,338 (1)		Omnicell, Inc.	12,691,824	1.0
650,457 (1)		Select Medical Holdings Corp.	12,605,857	1.0
219,672	(1)(3)	Teladoc Health, Inc.	13,718,516	1.0
584,941	(1)(3)	Wright Medical Group NV	16,354,950	1.3
6,786,212	(2)(4)	Other Securities	167,170,246	12.8
			299,598,772	23.1
		Industrials: 19.6%
250,467 (1)		ASGN, Inc.	17,344,840	1.3
233,932		Brink’s Co.	16,567,064	1.3
107,751		Curtiss-Wright Corp.	11,895,710	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
206,344	EMCOR Group, Inc.	$15,034,224	1.2
156,155	EnPro Industries, Inc.	10,990,189	0.8
256,648 (1)	Generac Holdings, Inc.	14,608,404	1.1
299,691	Granite Construction, Inc.	15,173,355	1.2
325,074 (3)	Healthcare Services Group, Inc.	15,343,493	1.2
260,887 (1)	HUB Group, Inc.	11,593,818	0.9
149,980	John Bean Technologies Corp.	12,379,349	0.9
209,845	Simpson Manufacturing Co., Inc.	12,275,933	0.9
170,643	Watts Water Technologies, Inc.	12,586,628	1.0
219,093	Woodward, Inc.	18,333,702	1.4
1,860,532 (2)	Other Securities	71,152,437	5.5
		255,279,146	19.6
	Information Technology: 14.1%
444,550 (1)	ACI Worldwide, Inc.	12,838,604	1.0
421,620 (1)	Cray, Inc.	11,050,660	0.8
563,747	Entegris, Inc.	16,574,162	1.3
267,422 (1)	Envestnet, Inc.	14,611,938	1.1
202,144 (1)	ExlService Holdings, Inc.	11,716,266	0.9
233,904	j2 Global, Inc.	17,264,454	1.3
164,983 (1)	Paylocity Holding Corp.	11,067,060	0.9
1,926,014 (2)	Other Securities	88,539,101	6.8
		183,662,245	14.1
	Materials: 5.1%
326,530	PolyOne Corp.	10,977,939	0.8
266,862	Worthington Industries, Inc.	11,053,424	0.9
1,306,762	Other Securities	44,726,358	3.4
		66,757,721	5.1
	Real Estate: 2.8%
541,847	Americold Realty Trust	14,521,500	1.1
136,654	EastGroup Properties, Inc.	13,668,133	1.1
376,199	Other Securities	7,501,408	0.6
		35,691,041	2.8
	Total Common Stock (Cost $1,302,705,889)	1,258,942,722	96.9
EXCHANGE-TRADED FUNDS: 1.0%
69,881 (3)	iShares Russell 2000 Growth ETF	13,330,500	1.0
	Total Exchange-Traded Funds (Cost $13,138,914)	13,330,500	1.0
	Total Long-Term Investments (Cost $1,315,844,803)	1,272,273,222	97.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateral(5): 3.1%
9,669,338	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $9,671,158, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,862,725, due 12/25/18-10/20/68)	$9,669,338	0.8
9,669,338	Daiwa Capital Markets, Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $9,671,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $9,862,725, due 12/06/18-09/09/49)	9,669,338	0.7
4,063,529	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $4,064,307, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $4,144,800, due 04/01/19-05/20/68)	4,063,529	0.3
9,669,338	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $9,671,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $9,862,725, due 12/06/18-09/09/49)	9,669,338	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
7,639,484	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/18, 2.50%, due 12/03/18 (Repurchase Amount $7,641,054, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,792,275, due 07/15/20-02/15/47)	$7,639,484	0.6
		40,711,027	3.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
30,008,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $30,008,000)	30,008,000	2.3
	Total Short-Term Investments (Cost $70,719,027)	70,719,027	5.4
	Total Investments in Securities (Cost $1,386,563,830)	$1,342,992,249	103.3
	Liabilities in Excess of Other Assets	(42,785,368)	(3.3)
	Net Assets	$1,300,206,881	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Security, or a portion of the security, is on loan.

(4)
The grouping contains securities on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$1,258,942,722	$—	$—	$1,258,942,722
Exchange-Traded Funds	13,330,500	—	—	13,330,500
Short-Term Investments	30,008,000	40,711,027	—	70,719,027
Total Investments, at fair value	$1,302,281,222	$40,711,027	$—	$1,342,992,249

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,403,247,123.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$79,027,385
Gross Unrealized Depreciation	(139,282,259)
Net Unrealized Depreciation	$(60,254,874)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Communication Services: 2.2%
772 (1)		Live Nation Entertainment, Inc.	$42,985	1.2
2,858 (2)		Other Securities	37,990	1.0
			80,975	2.2
		Consumer Discretionary: 13.1%
256 (1)		Burlington Stores, Inc.	42,435	1.2
252		Childrens Place, Inc./The	32,669	0.9
335		Jack in the Box, Inc.	29,711	0.8
790 (1)		National Vision Holdings, Inc.	29,048	0.8
198		Vail Resorts, Inc.	55,278	1.6
7,375	(2)(3)	Other Securities	279,040	7.8
			468,181	13.1
		Energy: 1.5%
3,628	(2)(3)	Other Securities	53,358	1.5
		Financials: 7.7%
768 (1)		Essent Group Ltd.	29,614	0.8
185		MarketAxess Holdings, Inc.	40,280	1.1
349		Signature Bank	43,042	1.2
741 (1)		Western Alliance Bancorp.	34,731	1.0
5,143		Other Securities	128,216	3.6
			275,883	7.7
		Health Care: 21.6%
255 (1)		Amedisys, Inc.	34,744	1.0
313 (1)		Charles River Laboratories International, Inc.	42,208	1.2
120		Chemed Corp.	38,014	1.0
544		Encompass Health Corp.	40,914	1.1
401		Hill-Rom Holdings, Inc.	38,881	1.1
515 (1)		Medidata Solutions, Inc.	39,763	1.1
669 (1)		Merit Medical Systems, Inc.	42,180	1.2
371 (1)		PRA Health Sciences, Inc.	43,311	1.2
207 (1)		WellCare Health Plans, Inc.	52,760	1.5
7,885	(2)(3)	Other Securities	401,752	11.2
			774,527	21.6
		Industrials: 18.5%
565		Brink’s Co.	40,013	1.1
268		Curtiss-Wright Corp.	29,587	0.8
771 (4)		Healthcare Services Group, Inc.	36,391	1.0
386		Hubbell, Inc.	42,522	1.2
705		KAR Auction Services, Inc.	40,284	1.1
324		Nordson Corp.	39,013	1.1
376		Regal Beloit Corp.	29,396	0.8
193		Snap-On, Inc.	32,084	0.9
570		Toro Co.	35,334	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
370	Wabtec Corp.	$35,002	1.0
6,643 (2)	Other Securities	304,545	8.5
		664,171	18.5
	Information Technology: 21.9%
1,558 (1)	Advanced Micro Devices, Inc.	33,185	0.9
912	Booz Allen Hamilton Holding Corp.	46,795	1.3
1,114	Entegris, Inc.	32,752	0.9
326 (1)	EPAM Systems, Inc.	42,461	1.2
388 (1)	Euronet Worldwide, Inc.	45,633	1.3
222 (1)	Fair Isaac Corp.	44,096	1.2
710	Flir Systems, Inc.	32,561	0.9
411 (1)	Fortinet, Inc.	30,348	0.9
550 (1)	GoDaddy, Inc.	35,893	1.0
182	Littelfuse, Inc.	34,826	1.0
447 (1)	Proofpoint, Inc.	43,363	1.2
539 (1)	PTC, Inc.	46,618	1.3
990	SS&C Technologies Holdings, Inc.	47,668	1.3
392	Total System Services, Inc.	34,249	1.0
854 (1)	Trimble, Inc.	32,478	0.9
182 (1)	Ultimate Software Group, Inc.	48,033	1.3
269 (1)	WEX, Inc.	41,687	1.2
2,116 (2)	Other Securities	111,841	3.1
		784,487	21.9
	Materials: 5.8%
467	Avery Dennison Corp.	45,019	1.3
874 (1)	Crown Holdings, Inc.	44,819	1.2
3,002	Other Securities	116,680	3.3
		206,518	5.8
	Real Estate: 1.8%
1,531	Americold Realty Trust	41,031	1.2
711	Other Securities	22,140	0.6
		63,171	1.8
	Total Common Stock (Cost $3,358,653)	3,371,271	94.1
EXCHANGE-TRADED FUNDS: 2.5%
284	iShares Russell 2000 Growth ETF	54,176	1.5
297	iShares Russell Mid-Cap Growth ETF	37,193	1.0
	Total Exchange-Traded Funds (Cost $80,759)	91,369	2.5
	Total Long-Term Investments (Cost $3,439,412)	3,462,640	96.6

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya SMID Cap Growth Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateral(5): 3.1%
112,332	Citigroup, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $112,353, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $114,579, due 12/06/18-09/09/49) (Cost $112,332)	$112,332	3.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
88,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $88,000)	88,000	2.5
	Total Short-Term Investments (Cost $200,332)	200,332	5.6

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $3,639,744)	$3,662,972	102.2
Liabilities in Excess of Other Assets	(78,765)	(2.2)
Net Assets	$3,584,207	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of November 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$3,371,271	$—	$—	$3,371,271
Exchange-Traded Funds	91,369	—	—	91,369
Short-Term Investments	88,000	112,332	—	200,332
Total Investments, at fair value	$3,550,640	$112,332	$—	$3,662,972

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,677,798.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$278,023
Gross Unrealized Depreciation	(292,849)
Net Unrealized Depreciation	$(14,826)

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Communication Services: 8.4%
63,937	AT&T, Inc.	$1,997,392	1.4
37,485	Verizon Communications, Inc.	2,260,346	1.6
15,235	Walt Disney Co.	1,759,490	1.2
276,824 (1)	Other Securities	6,115,210	4.2
		12,132,438	8.4
	Consumer Discretionary: 9.1%
10,203	Home Depot, Inc.	1,839,805	1.3
9,303	McDonald’s Corp.	1,753,709	1.2
22,385	Service Corp. International	1,034,187	0.7
23,068	TJX Cos., Inc.	1,126,872	0.8
88,839	Other Securities	7,455,905	5.1
		13,210,478	9.1
	Consumer Staples: 7.9%
34,894	Coca-Cola Co.	1,758,658	1.2
14,190	PepsiCo, Inc.	1,730,329	1.2
16,457	Philip Morris International, Inc.	1,424,024	1.0
21,783	Procter & Gamble Co.	2,058,711	1.4
13,772	Sysco Corp.	928,233	0.7
54,364	Other Securities	3,511,139	2.4
		11,411,094	7.9
	Energy: 4.3%
17,063	Chevron Corp.	2,029,473	1.4
13,517	Occidental Petroleum Corp.	949,840	0.7
51,711	Other Securities	3,252,330	2.2
		6,231,643	4.3
	Financials: 14.5%
4,389	Factset Research Systems, Inc.	1,029,177	0.7
23,555	JPMorgan Chase & Co.	2,619,080	1.8
34,088	Wells Fargo & Co.	1,850,297	1.3
594,740	Other Securities	15,392,335	10.7
		20,890,889	14.5
	Health Care: 14.7%
16,914	AbbVie, Inc.	1,594,483	1.1
7,459	Amgen, Inc.	1,553,337	1.1
5,729	Cigna Corp.	1,279,744	0.9
12,764	Eli Lilly & Co.	1,514,321	1.0
17,519	Gilead Sciences, Inc.	1,260,317	0.9
3,352	Humana, Inc.	1,104,384	0.8
20,386	Johnson & Johnson	2,994,703	2.1
49,987	Pfizer, Inc.	2,310,899	1.6
8,292	UnitedHealth Group, Inc.	2,333,037	1.6
11,836	Zoetis, Inc.	1,111,045	0.8
67,228	Other Securities	4,103,370	2.8
		21,159,640	14.7
	Industrials: 8.7%
12,199	Expeditors International Washington, Inc.	928,222	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
9,667	Honeywell International, Inc.	$1,418,632	1.0
3,990	Lockheed Martin Corp.	1,198,716	0.8
5,292	Raytheon Co.	927,899	0.6
12,257	Republic Services, Inc.	947,956	0.7
12,136	Waste Management, Inc.	1,137,750	0.8
62,939	Other Securities	6,061,443	4.2
		12,620,618	8.7
	Information Technology: 21.3%
8,220	Accenture PLC	1,352,354	0.9
10,751	Amphenol Corp.	945,443	0.7
10,544	Apple, Inc.	1,882,948	1.3
18,360	Booz Allen Hamilton Holding Corp.	942,052	0.7
42,244	Cisco Systems, Inc.	2,022,220	1.4
9,866	Fidelity National Information Services, Inc.	1,065,035	0.7
42,279	Intel Corp.	2,084,777	1.4
48,987	Microsoft Corp.	5,432,168	3.8
8,448	Motorola Solutions, Inc.	1,108,800	0.8
32,251	Oracle Corp.	1,572,559	1.1
13,113	Paychex, Inc.	927,876	0.6
12,258	Texas Instruments, Inc.	1,223,961	0.8
239,562	Other Securities	10,241,960	7.1
		30,802,153	21.3
	Materials: 2.0%
42,628	Other Securities	2,842,283	2.0
	Real Estate: 4.4%
10,219	Extra Space Storage, Inc.	980,820	0.7
175,497	Other Securities	5,344,454	3.7
		6,325,274	4.4
	Utilities: 4.1%
62,110	AES Corp.	962,084	0.6
14,969	Ameren Corp.	1,027,173	0.7
23,865	Exelon Corp.	1,107,097	0.8
10,234	Pinnacle West Capital Corp.	914,510	0.6
61,571	Other Securities	1,974,907	1.4
		5,985,771	4.1
	Total Common Stock (Cost $139,185,526)	143,612,281	99.4
EXCHANGE-TRADED FUNDS: 0.4%
3,118 (1)	Other Securities	477,459	0.4
	Total Exchange-Traded Funds (Cost $474,871)	477,459	0.4
	Total Long-Term Investments (Cost $139,660,397)	144,089,740	99.8

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(2): 0.8%
188,266	Citigroup, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $188,301, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $192,031, due 12/06/18-09/09/49)	$188,266	0.1
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $1,000,189, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/06/18-09/09/49)	1,000,000	0.7
		1,188,266	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
428,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $428,000)	428,000	0.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,616,266)	1,616,266	1.1
Total Investments in Securities (Cost $141,276,663)	$145,706,006	100.9
Liabilities in Excess of Other Assets	(1,263,063)	(0.9)
Net Assets	$144,442,943	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Represents securities purchased with cash collateral received for securities on loan.

(3)
Rate shown is the 7-day yield as of November 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$143,612,281	$—	$—	$143,612,281
Exchange-Traded Funds	477,459	—	—	477,459
Short-Term Investments	428,000	1,188,266	—	1,616,266
Total Investments, at fair value	$144,517,740	$1,188,266	$—	$145,706,006

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of November 30, 2018 (Unaudited) (continued)

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $141,310,612.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$10,291,829
Gross Unrealized Depreciation	(5,896,435)
Net Unrealized Appreciation	$4,395,394

See Accompanying Notes to Financial Statements

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Equity Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya Real Estate Fund, Voya SmallCap Opportunities Fund, Voya SMID Cap Growth Fund, and Voya U.S. High Dividend Low Volatility Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with the sub-adviser(s) to each Fund (each, a “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts
Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Advisers to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and respective Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing separate analyses of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. In addition, the Board considered Voya MidCap Opportunities Fund’s contractual management fee schedule compared to an additional peer group of funds that a business channel of the Manager identified as direct competitors. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s most recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Large-Cap Growth Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large-Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Morningstar category for the three-year and ten-year periods, the third quintile for the one-year and five-year periods, and the fourth quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Large Cap Value Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Large Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, third quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year, three-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; (2) Management’s discussion of the impact of security selection on the Fund’s performance; and (3) Management’s confidence in the Sub-Adviser’s ability to deliver long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) The Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya MidCap Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya MidCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the three-year period, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, at the Board’s direction during the 2017 annual contract renewal cycle, the Fund’s management fee schedule and sub-advisory fee schedule each was modified to trigger breakpoint discounts at lower asset levels, effective January 1, 2018; and (2) Management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Multi-Manager Mid Cap Value Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts (with the exception of the sub-advisory contract with Hahn Capital Management, LLC, which was approved for a two-year period effective September 17, 2018, as discussed below) for Voya Multi-Manager Mid Cap Value Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period; and (2) the Fund outperformed its primary benchmark for year-to-date and one-year periods, and underperformed for the three-year and five-year periods. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s performance during certain periods; (2) Management’s discussion of the impact of each Sub-Adviser’s investment style, security selection and/or sector allocation on performance; and (3) Management’s confidence in the ability of each Sub-Adviser to execute the Fund’s investment strategy and to deliver favorable long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to each Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Real Estate Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Real Estate Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the fourth quintile for the year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the three-year period; and (2) the Fund outperformed its primary

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

benchmark for all periods presented with the exception of the three-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; (2) that, in May 2017, the Sub-Adviser implemented enhancements to its investment processes; and (3) that Management would continue to monitor, and the Board or its Investment Review Committee will periodically review, the Fund’s performance to assess whether performance improves.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SmallCap Opportunities Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SmallCap Opportunities Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the ten-year period, the fourth quintile for the three-year and five-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the Fund’s favorable performance during certain periods; (2) Management’s representations regarding the impact of security selection on the Fund’s performance; and (3) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Fund’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya SMID Cap Growth Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya SMID Cap Growth Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the fifth (lowest) quintile of its Morningstar category for the year-to-date and one-year

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

periods; and (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account: (1) that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management’s representations regarding the impact of security selection on the Fund’s performance; and (3) Management’s confidence in the Sub-Adviser’s ability to execute the Fund’s investment strategy and to deliver long-term performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. High Dividend Low Volatility Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for
Voya U.S. High Dividend Low Volatility Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) of its Morningstar category for the year-to-date and one-year periods; and (2) the Fund underperformed its primary benchmark for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account that the Fund commenced operations in December 2016, and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACTS
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that an investment company, such as Voya Equity Trust (“VET”), can enter into a new sub-advisory contract, on behalf of Voya Multi-Manager Mid Cap Value Fund (the “Fund”), a series of VET, only if the Board of Trustees of VET (the “Board”), including a majority of the Board members who have no direct or indirect interest in the Fund’s sub-advisory contract, and who are not “interested persons” of the Fund, as such term is defined in the 1940 Act (the “Independent Trustees”), approve the new arrangement.
At a special telephonic meeting held on August 3, 2018, the Board considered a proposal by management that Voya Investments, LLC (“VIL” or the “Adviser”) enter into an interim sub-advisory agreement between VIL, on behalf of the Fund, and Hahn Capital Management, LLC (“Hahn Capital”) (the “Interim Agreement”). The Board was asked to consider the Interim Agreement because a change of control of Hahn Capital automatically terminated the prior sub-advisory agreement between VIL, on behalf of the Fund, and Hahn Capital (the “Prior Agreement”). The Interim Agreement was approved in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement had an effective date of July 15, 2018 and was permitted to continue for up to 150 days from that date.
At a meeting held on September 14, 2018, the Board considered a proposal by management that VIL enter into a new sub-advisory agreement between VIL, on behalf of the Fund, and Hahn Capital (the “New Agreement”). The Board was asked to consider the New Agreement because the Interim Agreement would expire 150 days from its date of effectiveness. Discussed below are certain factors that the Board considered at its meetings held on August 3, 2018 and on September 14, 2018 in determining whether to approve the Interim Agreement and New Agreement, respectively.
The catalyst for Hahn Capital’s change of control was the transfer of a controlling block of Hahn Capital’s outstanding voting securities. More particularly, the Fund is subject to the 1940 Act, which provides that any sub-advisory agreement for a fund must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of the adviser. On July 15, 2018, Elaine Hahn, former President and CIO of Hahn, passed away. Ms. Hahn owned a majority interest in Hahn Capital until her death, at which time: (1) Ms. Hahn’s economic interest in Hahn Capital passed to her estate; and (2) her voting interest in Hahn Capital was reallocated to the remaining partners in Hahn Capital. These events resulted in the change of control of Hahn Capital and an “assignment” (as defined in the 1940 Act) of the Prior Agreement, thereby causing the Prior Agreement to automatically terminate.
In light of the foregoing: (1) at its special meeting held on August 3, 2018, the Board approved the Interim Agreement, which replaced the Prior Agreement; and (2) at its in-person meeting on September 14, 2018, the Board approved the New Agreement, which replaced the Interim Agreement. The decision by the Board, including a majority of the Independent Trustees, to approve the Interim and New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Fund for Hahn Capital to continue providing uninterrupted sub-advisory services for the Fund.
To inform its determinations of whether to approve the Interim Agreement and the New Agreement, the Board received and evaluated such information as it deemed necessary for an informed decision of whether each of the Interim and New Agreements should be approved. The materials provided to the Board in support of the Interim and New Agreements included the following: (1) information that Hahn Capital provided to the Board in response to inquiries from K&L Gates LLP (“K&L Gates”), counsel to the Independent Trustees, in anticipation of the Board’s 2018 annual renewal considerations with respect to the Prior Agreement; (2) information provided in response to K&L Gates’ inquiries in connection with the Board’s consideration of the Interim and New Agreements; (3) memoranda presenting management’s rationale for requesting that the Board approve the Interim and New Agreements and for management’s conclusion that implementing the Interim and New Agreements was in the best interests of the Fund and its shareholders; (4) in support of the New Agreement, management’s memorandum to an investment committee of the Board discussing the portfolio manager change whereby Mr. Whitfield became a co-portfolio manager to the Fund, replacing Ms. Hahn upon her retirement from Hahn Capital, effective July 1, 2018, and management’s continued confidence in the Fund’s portfolio management team; (5) supporting documentation, including copies of the forms of Interim Agreement and New Agreement; (6) in support of the New Agreement, Hahn Capital’s presentation to an investment committee of the Board during that committee’s September 14, 2018 meeting; (7) a memorandum from legal counsel for Hahn Capital, discussing the circumstances underlying the change of control; (8) written representations from Hahn Capital stating that: (a) the change of control would not have any impact on or diminution in the services that Hahn Capital

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

provides to the Fund, (b) the same portfolio management team, comprised of Messrs. Schaeffer and Whitfield, that managed the Fund immediately prior to the change of control would continue to manage the Fund if the Interim Agreement and New Agreement were implemented, (c) Hahn Capital did not anticipate any adverse consequences in its ability to provide quality services to the Fund as a consequence of the change of control, (d) the change of control would not have any impact on Hahn Capital’s finances and resources, including resources available to provide sub-advisory services to the Fund, and (e) Hahn Capital had agreed to pay the reasonable costs to implement the Interim and New Agreements, including legal expenses and Board meeting fees; (9) the presentation from the VET’s Chief Compliance Officer regarding his due diligence review of Hahn Capital; and (10) other information relevant to the Board’s evaluation. The Board also considered its approval of the Interim Agreement at its August 3, 2018 meeting in approving the New Agreement. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by the Adviser in the context of the Adviser’s oversight and management of Hahn Capital, as well as other funds in the Voya funds complex.
In reviewing the proposed Interim and New Agreements, the Board considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view of Hahn Capital and its sub-advisory services; (2) the nature, extent and quality of services provided by Hahn Capital under the Prior Agreement, and to be provided under the Interim and New Agreements, including that Hahn Capital’s portion of the Fund had outperformed the Fund’s benchmark, the Russell Mid Cap Value Index, during the one-year, three-year, and since inception periods ended March 31, 2018; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Hahn Capital and its fit with the other sub-advisers to the Fund; (4) the fairness of the compensation under each of the Interim and New Agreements in light of the services to be provided by Hahn Capital as one of the Fund’s sub-advisers, which the Board noted had been negotiated at arms-length by the Adviser and Hahn Capital; (5) the sub-advisory fee rate payable by the Adviser to Hahn Capital, together with Hahn Capital’s representation that such fee rate was consistent with the fee rates paid by other comparable accounts to which Hahn Capital provides comparable services; (6) the potential fall-out benefits to Hahn Capital and its affiliates from its relationship with the Fund, including its ability to engage in soft-dollar transactions; (7) Hahn Capital’s representation that it did not expect to experience economies of scale in providing sub-advisory services to the Fund; (8) Hahn Capital’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; and (9) the appropriateness of the continued engagement of Hahn Capital as a sub-adviser to the Fund in light of the Fund’s investment objective and investor base.
The Board did not request or consider profitability data from Hahn Capital, which is not affiliated with the Adviser, because the Board did not view this data as being a key factor to its deliberations given the arm’s length nature of the relationship between the Adviser and Hahn Capital with respect to the negotiation of the sub-advisory fee schedule.
Based on the foregoing and other relevant considerations: (1) at a special telephonic meeting held on August 3, 2018, the Board, including a majority of the Independent Trustees, voted to approve the Interim Agreement; and (2) at an in-person meeting of the Board held on September 14, 2018, the Board, including a majority of the Independent Trustees, voted to approve the New Agreement. In this connection, the Board concluded that, in light of all factors considered, the terms of the Interim Agreement and New Agreement, including the fee rate schedule for each agreement, were fair and reasonable, and each of the Interim and New Agreements should be approved so as to enable the continuation, without interruption, of the services being provided by Hahn Capital to the Fund. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Interim Agreement and New Agreement.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
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163312          (1118-012319)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Large-Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Communication Services: 11.0%
40,118	(1)	Alphabet, Inc. - Class A	44,516,939	4.8
8,938	(1)	Alphabet, Inc. - Class C	9,782,015	1.0
241,974		Comcast Corp. – Class A	9,439,406	1.0
183,989	(1)	Electronic Arts, Inc.	15,467,955	1.6
171,613	(1)	Facebook, Inc.- Class A	24,130,504	2.6
			103,336,819	11.0

		Consumer Discretionary: 15.3%
38,638	(1)	Amazon.com, Inc.	65,304,789	7.0
129,034		Aramark	4,911,034	0.5
69,472	(1)	Burlington Stores, Inc.	11,515,679	1.2
35,663		Domino's Pizza, Inc.	9,890,063	1.1
211,961		Hilton Worldwide Holdings, Inc.	16,011,534	1.7
129,466		Home Depot, Inc.	23,345,309	2.5
35,358	(1)	O'Reilly Automotive, Inc.	12,261,447	1.3
			143,239,855	15.3

		Consumer Staples: 5.5%
283,240		Altria Group, Inc.	15,530,049	1.7
71,619		Church & Dwight Co., Inc.	4,740,462	0.5
265,038	(1)	Monster Beverage Corp.	15,817,468	1.7
123,350		PepsiCo, Inc.	15,041,299	1.6
			51,129,278	5.5

		Energy: 0.7%
54,232	(1)	Concho Resources, Inc./Midland TX	7,068,599	0.7

		Financials: 4.9%
161,193		E*Trade Financial Corp.	8,428,782	0.9
292,194		Progressive Corp.	19,369,540	2.1
97,451		S&P Global, Inc.	17,819,890	1.9
			45,618,212	4.9

		Health Care: 15.8%
261,885		Baxter International, Inc.	17,952,217	1.9
65,376	(1)	Biogen, Inc.	21,817,279	2.3
421,295	(1)	Boston Scientific Corp.	15,870,183	1.7
109,266		Johnson & Johnson	16,051,175	1.7
84,918		Thermo Fisher Scientific, Inc.	21,191,287	2.3
121,272		UnitedHealth Group, Inc.	34,121,090	3.7
113,322	(1)	Vertex Pharmaceuticals, Inc.	20,487,484	2.2
			147,490,715	15.8

		Industrials: 12.5%
151,278		Ametek, Inc.	11,108,343	1.2
68,128		Boeing Co.	23,624,065	2.5
300,698		Delta Air Lines, Inc.	18,255,376	1.9
88,880		Honeywell International, Inc.	13,043,140	1.4
113,842		Ingersoll-Rand PLC - Class A	11,784,924	1.3
206,219		Waste Management, Inc.	19,333,031	2.1
Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
38,073		WW Grainger, Inc.	11,956,445	1.3
103,213	(1)	XPO Logistics, Inc.	7,829,738	0.8
			116,935,062	12.5

		Information Technology: 29.6%
80,405		Amphenol Corp.	7,070,816	0.8
228,144		Apple, Inc.	40,741,955	4.4
115,556	(1)	Citrix Systems, Inc.	12,592,137	1.3
222,736		Cognizant Technology Solutions Corp.	15,865,485	1.7
194,847		Fidelity National Information Services, Inc.	21,033,734	2.2
259,079	(1)	Fiserv, Inc.	20,500,921	2.2
158,078	(1)	GoDaddy, Inc.	10,316,170	1.1
83,284		Intuit, Inc.	17,866,917	1.9
112,281		Mastercard, Inc. - Class A	22,576,341	2.4
2,690		Microchip Technology, Inc.	201,750	0.0
617,401		Microsoft Corp.	68,463,597	7.3
79,789		Motorola Solutions, Inc.	10,472,306	1.1
127,090		Texas Instruments, Inc.	12,689,936	1.4
100,702	(1)	VMware, Inc.	16,851,473	1.8
			277,243,538	29.6

		Materials: 2.0%
213,466	(1)	Crown Holdings, Inc.	10,946,536	1.2
157,253		Huntsman Corp.	3,179,656	0.3
49,193		Packaging Corp. of America	4,812,059	0.5
			18,938,251	2.0

		Real Estate: 2.0%
111,630		American Tower Corp.	18,362,019	2.0

	Total Common Stock
	(Cost $781,697,831)		929,362,348	99.3

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
7,355,000	(2)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
		(Cost $7,355,000)	7,355,000	0.8

	Total Short-Term Investments
	(Cost $7,355,000)		7,355,000	0.8

	Total Investments in Securities (Cost $789,052,831)		$936,717,348	100.1
	Liabilities in Excess of Other Assets		(1,103,736)	(0.1)
	Net Assets		$935,613,612	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

1

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Communication Services: 7.6%
534,027		Comcast Corp. – Class A	20,832,393	2.5
499,888		Verizon Communications, Inc.	30,143,247	3.6
109,466		Walt Disney Co.	12,642,228	1.5
			63,617,868	7.6

		Consumer Discretionary: 4.6%
109,799		Hasbro, Inc.	9,991,709	1.2
58,053		McDonald's Corp.	10,943,571	1.3
79,753		Ralph Lauren Corp.	8,884,484	1.1
211,408		Tapestry, Inc.	8,230,114	1.0
			38,049,878	4.6

		Consumer Staples: 8.6%
299,507		Coca-Cola Co.	15,095,153	1.8
399,844		Mondelez International, Inc.	17,984,983	2.2
217,936		Procter & Gamble Co.	20,597,131	2.5
182,753		Walmart, Inc.	17,845,831	2.1
			71,523,098	8.6

		Energy: 8.8%
226,685		Chevron Corp.	26,961,914	3.2
33,086	(1)	Concho Resources, Inc./Midland TX	4,312,429	0.5
145,874		ConocoPhillips	9,653,941	1.2
51,579		EOG Resources, Inc.	5,328,627	0.6
159,872		Occidental Petroleum Corp.	11,234,205	1.4
139,533		Royal Dutch Shell PLC - Class A ADR	8,427,793	1.0
91,633		Valero Energy Corp.	7,321,477	0.9
			73,240,386	8.8

		Financials: 22.4%
855,543		Bank of America Corp.	24,297,421	2.9
184,180		Discover Financial Services	13,132,034	1.6
352,531		Hartford Financial Services Group, Inc.	15,578,345	1.9
256,604		Intercontinental Exchange, Inc.	20,969,679	2.5
304,453		JPMorgan Chase & Co.	33,852,129	4.1
235,144		Lazard Ltd.	9,433,977	1.1
47,503		Moody's Corp.	7,556,302	0.9
117,280		Reinsurance Group of America, Inc.	17,519,287	2.1
369,095		US Bancorp	20,100,914	2.4
449,317		Wells Fargo & Co.	24,388,927	2.9
			186,829,015	22.4

		Health Care: 15.3%
32,796	(1)	Biogen, Inc.	10,944,681	1.3
224,322		Gilead Sciences, Inc.	16,137,725	1.9
229,258		Johnson & Johnson	33,678,000	4.1
783,634		Pfizer, Inc.	36,227,400	4.4
51,211		UnitedHealth Group, Inc.	14,408,727	1.7
Shares			Value	Percentage of Net Assets
		Health Care: (Continued)
138,177		Zimmer Biomet Holdings, Inc.	16,169,472	1.9
			127,566,005	15.3

		Industrials: 6.5%
59,813		Deere & Co.	9,263,837	1.1
195,839		Emerson Electric Co.	13,223,049	1.6
69,842		Honeywell International, Inc.	10,249,314	1.2
3	(1)	Resideo Technologies, Inc.	62	0.0
42,853		Roper Technologies, Inc.	12,752,624	1.5
58,778		Union Pacific Corp.	9,038,881	1.1
			54,527,767	6.5

		Information Technology: 9.4%
47,110		Broadcom, Inc.	11,184,385	1.3
471,863		Cisco Systems, Inc.	22,588,082	2.7
119,893	(1)	Citrix Systems, Inc.	13,064,740	1.6
133,307		Microsoft Corp.	14,782,413	1.8
67,238		Motorola Solutions, Inc.	8,824,988	1.1
111,969		NetApp, Inc.	7,487,367	0.9
			77,931,975	9.4

		Materials: 3.6%
126,822		Air Products & Chemicals, Inc.	20,401,855	2.5
211,005	(2)	BHP Billiton Ltd. ADR	9,360,182	1.1
			29,762,037	3.6

		Real Estate: 4.7%
87,898		Camden Property Trust	8,364,374	1.0
113,392		Crown Castle International Corp.	13,028,741	1.6
234,045		Highwoods Properties, Inc.	10,150,531	1.2
70,436		Mid-America Apartment Communities, Inc.	7,294,352	0.9
			38,837,998	4.7

		Utilities: 6.5%
162,097		Ameren Corp.	11,123,096	1.3
217,395		American Electric Power Co., Inc.	16,900,288	2.0
93,852		Entergy Corp.	8,170,755	1.0
100,437		NextEra Energy, Inc.	18,250,407	2.2
			54,444,546	6.5

	Total Common Stock
	(Cost $712,208,299)		816,330,573	98.0

See Accompanying Notes to Financial Statements

2

Voya Large Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.0%
	Securities Lending Collateral(3): 1.1%
2,137,871	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $2,138,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,180,629, due 12/25/18-10/20/68)	2,137,871	0.2
449,458	Industrial & Commercial Bank of China Fin. Services LLC, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $449,543, collateralized by various U.S. Government Securities, 3.000%-3.625%, Market Value plus accrued interest $458,447, due 02/15/44-05/15/45)	449,458	0.0
2,137,871	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $2,138,307, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $2,180,628, due 02/29/20-08/15/44)	2,137,871	0.3
2,137,871	National Bank Financial, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $2,138,273, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $2,180,641, due 12/03/18-09/09/49)	2,137,871	0.3
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
2,137,871	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $2,138,275, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $2,180,628, due 12/06/18-09/09/49)	2,137,871	0.3
		9,000,942	1.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
16,036,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $16,036,000)	16,036,000	1.9

	Total Short-Term Investments
	(Cost $25,036,942)	25,036,942	3.0

	Total Investments in Securities (Cost $737,245,241)	$841,367,515	101.0
	Liabilities in Excess of Other Assets	(8,545,069)	(1.0)
	Net Assets	$832,822,446	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

3

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Communication Services: 3.3%
219,939	(1)	Electronic Arts, Inc.	18,490,272	1.4
442,798	(1)	Live Nation Entertainment, Inc.	24,654,992	1.9
			43,145,264	3.3

		Consumer Discretionary: 16.8%
651,862		Aramark	24,809,868	1.9
18,932	(1)	Autozone, Inc.	15,317,313	1.2
337,976		Brunswick Corp.	17,926,247	1.4
112,521	(1)	Burlington Stores, Inc.	18,651,481	1.4
85,851		Darden Restaurants, Inc.	9,489,970	0.7
86,763		Domino's Pizza, Inc.	24,061,115	1.8
474,059		Hilton Worldwide Holdings, Inc.	35,810,417	2.8
100,594	(1)	O'Reilly Automotive, Inc.	34,883,987	2.7
303,813		Ross Stores, Inc.	26,614,019	2.0
289,896		Tapestry, Inc.	11,285,651	0.9
			218,850,068	16.8

		Consumer Staples: 2.2%
157,936		Church & Dwight Co., Inc.	10,453,784	0.8
293,974	(1)	Monster Beverage Corp.	17,544,368	1.4
			27,998,152	2.2

		Energy: 1.5%
94,017	(1)	Concho Resources, Inc./Midland TX	12,254,176	0.9
163,471	(1)	Continental Resources, Inc.	7,473,894	0.6
			19,728,070	1.5

		Financials: 7.1%
430,654		E*Trade Financial Corp.	22,518,898	1.8
41,841		Evercore, Inc.	3,454,393	0.3
206,137		Moody's Corp.	32,790,213	2.5
126,306		MSCI, Inc. - Class A	19,841,409	1.5
198,546		Progressive Corp.	13,161,614	1.0
			91,766,527	7.1

		Health Care: 14.8%
405	(1)	Abiomed, Inc.	134,735	0.0
213,504	(1)	BioMarin Pharmaceutical, Inc.	20,502,789	1.6
230,094	(1)	Centene Corp.	32,730,872	2.5
115,665	(1)	Charles River Laboratories International, Inc.	15,597,425	1.2
170,567	(1)	Edwards Lifesciences Corp.	27,633,560	2.1
277,795	(1),(2)	Exact Sciences Corp.	21,662,454	1.7
71,401	(1)	ICU Medical, Inc.	17,171,227	1.3
140,571	(1)	Jazz Pharmaceuticals PLC	21,254,335	1.7
165,999	(1)	PRA Health Sciences, Inc.	19,378,723	1.5
Shares			Value	Percentage of Net Assets
		Health Care: (Continued)
166,200	(1)	Veeva Systems, Inc.	15,981,792	1.2
			192,047,912	14.8

		Industrials: 16.0%
613,622		American Airlines Group, Inc.	24,643,059	1.9
331,071		Ametek, Inc.	24,310,544	1.9
308,968		Ingersoll-Rand PLC - Class A	31,984,367	2.5
303,888		KAR Auction Services, Inc.	17,364,160	1.3
20,755		Masco Corp.	657,726	0.0
724,239	(1)	Quanta Services, Inc.	25,420,789	1.9
206,543		Spirit Aerosystems Holdings, Inc.	16,911,741	1.3
166,018		Waste Connections, Inc.	13,029,093	1.0
147,499		Waste Management, Inc.	13,828,031	1.1
89,379		WW Grainger, Inc.	28,068,581	2.2
163,982	(1)	XPO Logistics, Inc.	12,439,675	0.9
			208,657,766	16.0

		Information Technology: 31.0%
248,903		Amphenol Corp.	21,888,530	1.7
463,965	(1)	Black Knight, Inc.	21,036,173	1.6
259,990		Broadridge Financial Solutions, Inc. ADR	27,525,141	2.1
252,035	(1)	Citrix Systems, Inc.	27,464,254	2.1
132,918	(1)	EPAM Systems, Inc.	17,312,570	1.3
300,913		Fidelity National Information Services, Inc.	32,483,558	2.5
463,695	(1)	Fiserv, Inc.	36,692,185	2.8
392,198	(1)	Fortinet, Inc.	28,959,900	2.2
417,504	(1)	GoDaddy, Inc.	27,246,311	2.1
91,656		Lam Research Corp.	14,386,326	1.1
351,810		Maxim Integrated Products	19,673,215	1.5
233,969	(2)	Microchip Technology, Inc.	17,547,675	1.4
215,713		Motorola Solutions, Inc.	28,312,331	2.2
14,735	(1)	Palo Alto Networks, Inc.	2,548,418	0.2
209,798	(1)	Proofpoint, Inc.	20,352,504	1.6
916,373	(1)	Pure Storage, Inc.	17,328,614	1.3
159,527	(1)	Splunk, Inc.	17,823,952	1.4
265,703	(1)	Synopsys, Inc.	24,428,734	1.9
			403,010,391	31.0

		Materials: 3.8%
417,966	(1)	Crown Holdings, Inc.	21,433,297	1.6
591,877		Huntsman Corp.	11,967,753	0.9
169,150		Packaging Corp. of America	16,546,253	1.3
			49,947,303	3.8

		Real Estate: 1.5%
190,315		Equity Lifestyle Properties, Inc.	18,942,052	1.5

	Total Common Stock
	(Cost $1,207,596,599)		1,274,093,505	98.0

See Accompanying Notes to Financial Statements

4

Voya MidCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateral(3): 1.4%
4,470,969	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $4,471,811, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $4,560,388, due 12/25/18-10/20/68)	4,470,969	0.3
4,470,969	Daiwa Capital Markets, Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $4,471,814, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $4,560,388, due 12/06/18-09/09/49)	4,470,969	0.3
1,878,791	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $1,879,151, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $1,916,367, due 04/01/19-05/20/68)	1,878,791	0.2
4,470,969	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $4,471,814, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $4,560,389, due 12/06/18-09/09/49)	4,470,969	0.3
Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
3,532,289	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/18, 2.50%, due 12/03/18 (Repurchase Amount $3,533,015, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,602,935, due 07/15/20-02/15/47)	3,532,289	0.3
		18,823,987	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
28,507,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $28,507,000)	28,507,000	2.2

	Total Short-Term Investments
	(Cost $47,330,987)	47,330,987	3.6

	Total Investments in Securities (Cost $1,254,927,586)	$1,321,424,492	101.6
	Liabilities in Excess of Other Assets	(21,253,663)	(1.6)
	Net Assets	$1,300,170,829	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

5

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 1.2%
7,700	(1)	AMC Networks, Inc.	460,922	0.3
12,817		Millicom International Cellular S.A.	757,075	0.4
31,619		TEGNA, Inc.	420,217	0.3
12,400		Viacom, Inc. - Class B	382,664	0.2
			2,020,878	1.2

		Consumer Discretionary: 10.2%
24,100	(1)	American Axle & Manufacturing Holdings, Inc.	300,045	0.2
12,600		Bed Bath & Beyond, Inc.	162,288	0.1
5,100		Best Buy Co., Inc.	329,409	0.2
7,100		Big Lots, Inc.	309,276	0.2
12,300		Brinker International, Inc.	628,284	0.4
4,900		Brunswick Corp.	259,896	0.1
16,661		Caleres, Inc.	503,662	0.3
15,569		Carter's, Inc.	1,440,133	0.9
13,300		Cooper Tire & Rubber Co.	454,860	0.3
7,100		Dick's Sporting Goods, Inc.	255,458	0.1
4,200	(2)	Dillard's, Inc.	291,438	0.2
9,400		Foot Locker, Inc.	530,160	0.3
15,400	(2)	GameStop Corp.	210,364	0.1
12,200		Gap, Inc.	332,938	0.2
49,727		Goodyear Tire & Rubber Co.	1,151,677	0.7
13,200		Kohl's Corp.	886,644	0.5
4,800		Lear Corp.	654,000	0.4
7,504		Lennar Corp. - Class A	320,646	0.2
20,400		Macy's, Inc.	698,088	0.4
7,100	(1)	Meritage Homes Corp.	271,575	0.2
7,086	(1)	Mohawk Industries, Inc.	907,433	0.5
3,900	(1)	Murphy USA, Inc.	315,978	0.2
26,580		Newell Brands, Inc.	621,972	0.4
9,620	(1)	Norwegian Cruise Line Holdings Ltd.	493,698	0.3
98,000		Office Depot, Inc.	316,540	0.2
14,700		Pulte Group, Inc.	389,844	0.2
12,064		PVH Corp.	1,333,193	0.8
22,931		Ross Stores, Inc.	2,008,756	1.2
5,200		Whirlpool Corp.	655,876	0.4
			17,034,131	10.2

		Consumer Staples: 3.0%
3,028		Ingredion, Inc.	316,305	0.2
4,200		JM Smucker Co.	438,942	0.3
33,800		Kroger Co.	1,002,508	0.6
8,800		Molson Coors Brewing Co.	578,776	0.3
14,600	(1)	Pilgrim's Pride Corp.	289,664	0.2
6,410	(1)	Post Holdings, Inc.	620,168	0.4
15,100		SpartanNash Co.	283,125	0.2
7,400		Tyson Foods, Inc.	436,230	0.2
30,236	(1)	US Foods Holding Corp.	1,003,230	0.6
			4,968,948	3.0
Shares			Value	Percentage of Net Assets
		Energy: 4.9%
6,304		Delek US Holdings, Inc.	250,836	0.2
18,365		Diamondback Energy, Inc.	2,027,129	1.2
104,675		EnCana Corp.	703,416	0.4
30,200	(1)	Gulfport Energy Corp.	257,304	0.2
6,300		HollyFrontier Corp.	393,561	0.2
89,143	(1)	Laredo Petroleum, Inc.	389,555	0.2
5,000		Marathon Petroleum Corp.	325,800	0.2
19,100	(1),(2)	McDermott International, Inc.	166,361	0.1
15,700	(1)	Newfield Exploration Co.	266,115	0.2
19,200		PBF Energy, Inc.	742,656	0.4
7,684		Pioneer Natural Resources Co.	1,135,311	0.7
37,200	(1),(2)	SRC Energy, Inc.	214,644	0.1
6,400		Valero Energy Corp.	511,360	0.3
11,302		Viper Energy Partners L.P.	339,399	0.2
33,838	(1)	WPX Energy, Inc.	472,040	0.3
			8,195,487	4.9

		Financials: 18.4%
8,300		Allstate Corp.	740,277	0.4
6,000		Ameriprise Financial, Inc.	778,500	0.5
68,151		Annaly Capital Management, Inc.	684,236	0.4
7,753		Assurant, Inc.	753,902	0.5
8,900		Assured Guaranty Ltd.	363,298	0.2
4,800		Axis Capital Holdings Ltd.	265,680	0.2
14,160		BancorpSouth Bank	435,986	0.3
12,702		Bank OZK	344,224	0.2
15,167		BankUnited, Inc.	523,868	0.3
11,700		BB&T Corp.	597,870	0.4
23,087		CIT Group, Inc.	1,071,929	0.6
19,300		Citizens Financial Group, Inc.	701,748	0.4
68,308		CNO Financial Group, Inc.	1,250,036	0.8
10,280		Comerica, Inc.	813,970	0.5
7,800		Discover Financial Services	556,140	0.3
24,452		East West Bancorp, Inc.	1,312,828	0.8
2,300		Everest Re Group Ltd.	510,784	0.3
36,400		Fifth Third Bancorp	1,016,652	0.6
20,751		First Midwest Bancorp., Inc.	489,516	0.3
15,013		First Republic Bank	1,488,539	0.9
25,386		Fidelity National Financial, Inc.	852,970	0.5
49,300	(1)	Genworth Financial, Inc.	229,738	0.1
6,195		Hanover Insurance Group, Inc.	710,628	0.4
10,300		Hartford Financial Services Group, Inc.	455,157	0.3
8,814		Iberiabank Corp.	658,847	0.4
40,100		Keycorp	735,434	0.4
83,109		Lancashire Holdings Ltd.	677,767	0.4
11,100		Lincoln National Corp.	698,967	0.4
30,000	(1)	MGIC Investment Corp.	351,300	0.2
27,100		Navient Corp.	311,650	0.2

See Accompanying Notes to Financial Statements

6

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Financials: (Continued)
16,000		Old Republic International Corp.	360,800	0.2
4,399		Pinnacle Financial Partners, Inc.	252,283	0.2
45,200		Prospect Capital Corp.	310,072	0.2
54,400		Regions Financial Corp.	894,880	0.5
11,250		Reinsurance Group of America, Inc.	1,680,525	1.0
25,523		SEI Investments Co.	1,370,585	0.8
55,551	(1)	SLM Corp.	570,509	0.3
6,372		South State Corp.	462,352	0.3
14,100		Starwood Property Trust, Inc.	315,417	0.2
33,230		Sterling Bancorp, Inc./DE	641,339	0.4
13,300		SunTrust Banks, Inc.	833,777	0.5
36,319		Unum Group	1,304,215	0.8
10,970	(1)	Western Alliance Bancorp.	514,164	0.3
15,813		Zions Bancorp.	769,461	0.5
			30,662,820	18.4

		Health Care: 6.0%
11,433	(1)	Acadia Healthcare Co., Inc.	388,379	0.2
24,865		Agilent Technologies, Inc.	1,798,983	1.1
9,027		Becton Dickinson & Co.	2,281,574	1.4
5,000		Cardinal Health, Inc.	274,150	0.2
4,820	(1)	Five Prime Therapeutics, Inc.	61,889	0.0
9,300		HCA Healthcare, Inc.	1,339,107	0.8
10,313		Hill-Rom Holdings, Inc.	999,949	0.6
3,200	(1)	Jazz Pharmaceuticals PLC	483,840	0.3
8,138	(1)	Laboratory Corp. of America Holdings	1,185,218	0.7
6,500	(1),(2)	Lannett Co., Inc.	38,350	0.0
2,200	(1)	Magellan Health, Inc.	119,944	0.1
8,400	(1)	Mylan NV	284,424	0.2
9,600		Owens & Minor, Inc.	73,248	0.0
5,724		Steris PLC	681,614	0.4
			10,010,669	6.0

		Industrials: 16.9%
61,100		ACCO Brands Corp.	496,132	0.3
40,629		Air Lease Corp.	1,578,843	0.9
13,600		Aircastle Ltd.	253,640	0.2
9,100		Allison Transmission Holdings, Inc.	428,701	0.3
9,000		American Airlines Group, Inc.	361,440	0.2
33,302		Atento SA	166,843	0.1
7,990		Carlisle Cos., Inc.	843,105	0.5
13,668	(1)	Clean Harbors, Inc.	881,996	0.5
18,415		Covanta Holding Corp.	304,952	0.2
6,500		Cummins, Inc.	981,890	0.6
17,464		EMCOR Group, Inc.	1,272,427	0.8
9,943	(1)	Genesee & Wyoming, Inc.	828,053	0.5
7,946		Granite Construction, Inc.	402,306	0.2
6,444		Harris Corp.	921,170	0.6
10,900		Hawaiian Holdings, Inc.	437,526	0.3
29,396		Hexcel Corp.	1,812,851	1.1
7,555		Hubbell, Inc.	832,259	0.5
Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
2,110		Huntington Ingalls Industries, Inc.	454,705	0.3
10,488		IDEX Corp.	1,441,051	0.9
27,855		Jacobs Engineering Group, Inc.	1,829,238	1.1
34,385	(1)	JELD-WEN Holding, Inc.	655,378	0.4
63,117	(1)	JetBlue Airways Corp.	1,232,044	0.7
9,806		Knight-Swift Transportation Holdings, Inc.	339,876	0.2
3,912		LSC Communications, Inc.	39,198	0.0
4,500		Manpowergroup, Inc.	365,310	0.2
45,445	(1)	Milacron Holdings Corp.	647,591	0.4
9,293		Moog, Inc.	812,673	0.5
5,800		Owens Corning, Inc.	302,470	0.2
5,700		Regal Beloit Corp.	445,626	0.3
3,410		Roper Technologies, Inc.	1,014,782	0.6
10,433		RR Donnelley & Sons Co.	66,041	0.0
53,612		Sanwa Holdings Corp.	653,143	0.4
12,223	(1)	Sensata Technologies Holding PLC	565,436	0.3
7,200		Skywest, Inc.	415,296	0.2
5,004		Snap-On, Inc.	831,865	0.5
10,700		Spirit Aerosystems Holdings, Inc.	876,116	0.5
12,000		Terex Corp.	396,720	0.2
9,300	(1)	United Continental Holdings, Inc.	899,310	0.5
2,100	(1)	United Rentals, Inc.	245,973	0.1
27,300		Wabash National Corp.	424,242	0.3
4,523	(2)	Wabtec Corp.	427,876	0.3
			28,186,094	16.9

		Information Technology: 13.7%
7,325	(1)	Acacia Communications, Inc.	314,096	0.2
4,900	(1)	Advanced Energy Industries, Inc.	230,496	0.1
10,845		Amdocs Ltd.	703,949	0.4
40,900	(1)	Amkor Technology, Inc.	280,165	0.2
22,413	(1)	Arrow Electronics, Inc.	1,725,129	1.0
32,520	(1)	Axcelis Technologies, Inc.	647,798	0.4
7,783	(1)	Black Knight, Inc.	352,881	0.2
7,312		Booz Allen Hamilton Holding Corp.	375,179	0.2
2,144	(1)	Coherent, Inc.	296,215	0.2
4,070		Cohu, Inc.	79,772	0.0
12,100		Corning, Inc.	389,862	0.2
13,600	(1)	Diodes, Inc.	473,688	0.3
6,600		DXC Technology Co.	416,064	0.3
19,983	(1)	Euronet Worldwide, Inc.	2,350,201	1.4
54,946		Genpact Ltd.	1,669,259	1.0
30,400		Hewlett Packard Enterprise Co.	456,000	0.3
23,308	(1)	Ichor Holdings Ltd.	424,206	0.3
12,310	(1)	Itron, Inc.	666,709	0.4
2,900		j2 Global, Inc.	214,049	0.1
28,400		Juniper Networks, Inc.	815,364	0.5
16,145		Kemet Corp.	330,649	0.2
41,330	(1)	Keysight Technologies, Inc.	2,555,021	1.5

See Accompanying Notes to Financial Statements

7

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (Continued)
17,600		Kulicke & Soffa Industries, Inc.	380,160	0.2
5,100		Lam Research Corp.	800,496	0.5
13,036		Leidos Holdings, Inc.	821,268	0.5
8,600		Methode Electronics, Inc.	260,580	0.2
17,200	(1)	ON Semiconductor Corp.	329,896	0.2
11,000	(1)	Sanmina Corp.	297,440	0.2
8,800		Seagate Technology	379,192	0.2
9,187		Silicon Motion Technology Corp. ADR	329,538	0.2
3,800		Skyworks Solutions, Inc.	276,526	0.2
17,156		SS&C Technologies Holdings, Inc.	826,061	0.5
1,780		SYNNEX Corp.	143,717	0.1
6,800	(1)	Tech Data Corp.	611,660	0.4
2,112	(1)	VeriSign, Inc.	329,599	0.2
11,000		Western Digital Corp.	499,290	0.3
19,700		Western Union Co.	368,981	0.2
11,400		Xerox Corp.	306,888	0.2
			22,728,044	13.7

		Materials: 7.1%
13,242		Albemarle Corp.	1,275,469	0.8
15,884	(1)	Alcoa Corp.	505,270	0.3
21,430		Buzzi Unicem SpA	406,179	0.2
17,622		Cabot Corp.	867,002	0.5
9,195		Carpenter Technology Corp.	396,121	0.2
13,882		Celanese Corp.	1,401,110	0.9
19,935		Commercial Metals Co.	384,148	0.2
7,400		Domtar Corp.	322,492	0.2
8,800		Eastman Chemical Co.	693,616	0.4
12,090		FMC Corp.	1,000,327	0.6
30,600		Huntsman Corp.	618,732	0.4
9,400		International Paper Co.	434,186	0.3
22,400		Kronos Worldwide, Inc.	277,088	0.2
17,900	(1)	Owens-Illinois, Inc.	329,181	0.2
33,724		Reliance Steel & Aluminum Co.	2,713,096	1.6
7,300		Schweitzer-Mauduit International, Inc.	208,123	0.1
			11,832,140	7.1

		Real Estate: 12.1%
6,496		Alexandria Real Estate Equities, Inc.	808,752	0.5
8,136		American Assets Trust, Inc.	338,620	0.2
49,900		Ashford Hospitality Trust, Inc.	247,005	0.1
48,887		Brixmor Property Group, Inc.	806,635	0.5
77,180	(2)	CBL & Associates Properties, Inc.	201,440	0.1
42,448	(1)	CBRE Group, Inc.	1,854,129	1.1
27,197		Corporate Office Properties Trust SBI MD	665,511	0.4
3,810		Equinix, Inc.	1,467,917	0.9
4,283		Equity Lifestyle Properties, Inc.	426,287	0.3
2,753		Extra Space Storage, Inc.	264,233	0.2
32,300		Franklin Street Properties Corp.	248,710	0.1
Shares			Value	Percentage of Net Assets
		Real Estate: (Continued)
19,600		Government Properties Income Trust	172,480	0.1
13,200		Hospitality Properties Trust	354,288	0.2
22,400		Host Hotels & Resorts, Inc.	425,600	0.3
40,700		Lexington Realty Trust	357,346	0.2
5,395		Life Storage, Inc.	526,768	0.3
18,000		Mack-Cali Realty Corp.	389,880	0.2
57,200		Medical Properties Trust, Inc.	987,844	0.6
17,890		Mid-America Apartment Communities, Inc.	1,852,688	1.1
12,700		Omega Healthcare Investors, Inc.	481,838	0.3
26,967		Park Hotels & Resorts, Inc.	831,123	0.5
41,351		Physicians Realty Trust	736,461	0.4
46,000		Piedmont Office Realty Trust, Inc.	852,380	0.5
22,300		Preferred Apartment Communities, Inc.	333,608	0.2
7,656		PS Business Parks, Inc.	1,079,649	0.6
2,150	(1)	Retail Value, Inc.	62,328	0.0
23,500		Senior Housing Properties Trust	323,360	0.2
21,500		SITE Centers Corp.	267,460	0.2
6,010		Spirit MTA REIT	58,477	0.0
60,100		Spirit Realty Capital, Inc.	445,942	0.3
42,362		STORE Capital Corp.	1,269,166	0.8
21,200	(1)	Uniti Group, Inc.	422,516	0.3
47,800		VEREIT, Inc.	365,670	0.2
12,900		Xenia Hotels & Resorts, Inc.	262,128	0.2
			20,188,239	12.1

		Utilities: 5.0%
25,997		Alliant Energy Corp.	1,180,004	0.7
3,600		Edison International	199,152	0.1
15,100		Entergy Corp.	1,314,606	0.8
9,357		Evergy, Inc.	555,525	0.3
19,800		Exelon Corp.	918,522	0.6
28,800		FirstEnergy Corp.	1,089,504	0.7
17,100		Public Service Enterprise Group, Inc.	955,890	0.6
35,538		UGI Corp.	2,041,658	1.2
			8,254,861	5.0

	Total Common Stock
	(Cost $154,091,254)		164,082,311	98.5

See Accompanying Notes to Financial Statements

8

Voya Multi-Manager Mid Cap Value Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.2%
	Securities Lending Collateral(3): 0.8%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,000,188, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 12/25/18-10/20/68)	1,000,000	0.6
279,021	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $279,074, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $284,601, due 04/01/19-05/20/68)	279,021	0.2
		1,279,021	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
2,376,451	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 2.110%
	(Cost $2,376,451)	2,376,451	1.4

	Total Short-Term Investments
	(Cost $3,655,472)	3,655,472	2.2

	Total Investments in Securities (Cost $157,746,726)	$167,737,783	100.7
	Liabilities in Excess of Other Assets	(1,247,072)	(0.7)
	Net Assets	$166,490,711	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

9

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Communication Services: 1.9%
349,045	(1)	Boingo Wireless, Inc.	8,740,087	0.7
251,682	(1)	Cardlytics, Inc.	3,619,187	0.3
1,121,678	(1)	Vonage Holdings Corp.	11,878,570	0.9
			24,237,844	1.9

		Consumer Discretionary: 17.5%
637,957		American Eagle Outfitters, Inc.	13,352,440	1.0
381,002	(1)	At Home Group, Inc.	10,858,557	0.8
222,771		Big Lots, Inc.	9,703,905	0.8
621,337		Bloomin Brands, Inc.	12,147,138	0.9
207,220		Cheesecake Factory	9,778,712	0.8
101,536		Childrens Place, Inc./The	13,163,127	1.0
721,290		Dana, Inc.	10,465,918	0.8
289,498	(1),(2)	Del Taco Restaurants, Inc.	3,100,523	0.2
267,537	(1),(2)	Eldorado Resorts, Inc.	11,766,277	0.9
265,971	(1)	Etsy, Inc.	14,373,073	1.1
395,577		Extended Stay America, Inc.	7,199,501	0.6
88,730	(1)	Five Below, Inc.	9,298,017	0.7
400,752	(1)	Hudson Ltd.	8,315,604	0.6
107,763	(1),(2)	iRobot Corp.	10,280,590	0.8
78,427		Jack in the Box, Inc.	6,955,691	0.5
110,972		Marriott Vacations Worldwide Corp.	9,010,926	0.7
336,732	(1)	National Vision Holdings, Inc.	12,381,636	1.0
148,670	(1)	Ollie's Bargain Outlet Holdings, Inc.	13,187,029	1.0
82,041	(1)	Planet Fitness, Inc.	4,530,304	0.4
209,594	(1)	Sotheby's	8,381,664	0.6
66,128	(1)	Stamps.com, Inc.	11,338,307	0.9
159,864	(1)	TopBuild Corp.	8,145,071	0.6
202,645	(1)	Weight Watchers International, Inc.	10,136,303	0.8
			227,870,313	17.5

		Energy: 1.9%
593,636	(1)	Carrizo Oil & Gas, Inc.	10,157,112	0.8
100,316	(1)	Dril-Quip, Inc.	3,938,406	0.3
264,878	(1)	Unit Corp.	5,509,462	0.4
313,760	(2)	US Silica Holdings, Inc.	4,452,255	0.4
			24,057,235	1.9

		Financials: 10.9%
132,948		Amerisafe, Inc.	8,587,111	0.7
163,826		Bank of NT Butterfield & Son Ltd.	6,500,616	0.5
483,779		BrightSphere Investment Group PLC	6,371,370	0.5
151,765		FirstCash, Inc.	13,514,673	1.0
199,665	(1)	Green Dot Corp.	16,640,081	1.3
634,192		Home Bancshares, Inc./Conway AR	12,436,505	1.0
286,217		Houlihan Lokey, Inc.	12,106,979	0.9
150,374		Kemper Corp.	11,443,461	0.9
237,231		MB Financial, Inc.	10,884,158	0.8
826,028	(1)	MGIC Investment Corp.	9,672,788	0.7
Shares			Value	Percentage of Net Assets
		Financials: (Continued)
271,681		Moelis & Co.	10,981,346	0.9
99,909		Primerica, Inc.	11,877,182	0.9
416,717		United Community Banks, Inc./GA	10,772,135	0.8
			141,788,405	10.9

		Health Care: 23.1%
124,959	(1),(2)	Aerie Pharmaceuticals, Inc.	4,984,614	0.4
121,220	(1)	Amedisys, Inc.	16,516,225	1.3
373,420	(1),(2)	Amicus Therapeutics, Inc.	4,122,557	0.3
244,528	(1)	AMN Healthcare Services, Inc.	15,576,434	1.2
110,660	(1)	Arena Pharmaceuticals, Inc.	4,538,167	0.3
506,021	(1)	Array Biopharma, Inc.	8,060,914	0.6
86,467	(1)	Blueprint Medicines Corp.	4,960,612	0.4
241,303	(1)	Catalent, Inc.	9,567,664	0.7
252,474	(1),(2)	Clovis Oncology, Inc.	4,345,077	0.3
376,505	(1)	Cymabay Therapeutics, Inc.	3,362,190	0.3
308,179	(1)	Dermira, Inc.	3,577,958	0.3
84,595	(1)	Emergent Biosolutions, Inc.	6,161,900	0.5
459,580	(1)	Epizyme, Inc.	3,410,084	0.3
95,478	(1)	FibroGen, Inc.	4,139,926	0.3
59,413	(1)	G1 Therapeutics, Inc.	2,271,359	0.2
115,506	(1),(2)	Global Blood Therapeutics, Inc.	3,643,059	0.3
127,136	(1)	HealthEquity, Inc.	11,275,692	0.9
101,385		Hill-Rom Holdings, Inc.	9,830,290	0.8
563,371	(1)	Immunogen, Inc.	3,104,174	0.2
342,091	(1),(2)	Immunomedics, Inc.	6,872,608	0.5
314,987	(1)	Insmed, Inc.	5,641,417	0.4
35,650	(1)	Intercept Pharmaceuticals, Inc.	3,953,941	0.3
44,002	(1)	Ligand Pharmaceuticals, Inc.	6,942,196	0.5
69,902	(1)	LivaNova PLC	7,073,383	0.5
45,242	(1)	Loxo Oncology, Inc.	6,352,882	0.5
165,404	(1)	MacroGenics, Inc.	2,846,603	0.2
218,032	(1)	Medidata Solutions, Inc.	16,834,251	1.3
158,941	(1)	Medpace Holdings, Inc.	9,840,037	0.8
267,324	(1)	Merit Medical Systems, Inc.	16,854,778	1.3
164,338	(1)	Omnicell, Inc.	12,691,824	1.0
145,115	(1)	PetIQ, Inc.	4,527,588	0.3
188,897	(1),(2)	Puma Biotechnology, Inc.	4,389,966	0.3
87,109	(1)	REGENXBIO, Inc.	5,218,700	0.4
650,457	(1)	Select Medical Holdings Corp.	12,605,857	1.0
340,713	(1)	Spectrum Pharmaceuticals, Inc.	4,926,710	0.4
145,489	(1)	Supernus Pharmaceuticals, Inc.	6,899,088	0.5
219,672	(1),(2)	Teladoc Health, Inc.	13,718,516	1.1
660,129	(1),(2)	TherapeuticsMD, Inc.	3,320,449	0.3
60,049	(1)	Ultragenyx Pharmaceutical, Inc.	3,222,830	0.2
584,941	(1),(2)	Wright Medical Group NV	16,354,950	1.3

See Accompanying Notes to Financial Statements

10

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Health Care: (Continued)
123,176	(1)	Zogenix, Inc.	5,061,302	0.4
			299,598,772	23.1

		Industrials: 19.6%
166,410		Actuant Corp.	4,260,096	0.3
250,467	(1)	ASGN, Inc.	17,344,840	1.3
215,198	(1)	Beacon Roofing Supply, Inc.	7,501,802	0.6
233,932		Brink's Co.	16,567,064	1.3
180,971		CIRCOR International, Inc.	5,990,140	0.5
107,751		Curtiss-Wright Corp.	11,895,710	0.9
206,344		EMCOR Group, Inc.	15,034,224	1.2
156,155		EnPro Industries, Inc.	10,990,189	0.8
256,648	(1)	Generac Holdings, Inc.	14,608,404	1.1
299,691		Granite Construction, Inc.	15,173,355	1.2
325,074	(2)	Healthcare Services Group, Inc.	15,343,493	1.2
260,887	(1)	HUB Group, Inc.	11,593,818	0.9
149,980		John Bean Technologies Corp.	12,379,349	0.9
305,984		Knoll, Inc.	5,926,910	0.5
102,288		Korn/Ferry International	5,009,043	0.4
108,262		Lindsay Corp.	10,951,784	0.8
81,479		Matthews International Corp.	3,432,710	0.3
139,842		Regal Beloit Corp.	10,932,848	0.8
170,189	(1)	Saia, Inc.	10,264,099	0.8
209,845		Simpson Manufacturing Co., Inc.	12,275,933	0.9
71,175		Tennant Co.	4,259,824	0.3
318,734	(1)	US Xpress Enterprises, Inc.	2,623,181	0.2
170,643		Watts Water Technologies, Inc.	12,586,628	1.0
219,093		Woodward, Inc.	18,333,702	1.4
			255,279,146	19.6

		Information Technology: 14.1%
444,550	(1)	ACI Worldwide, Inc.	12,838,604	1.0
64,525	(1)	CACI International, Inc.	10,640,818	0.8
337,986	(1)	CalAmp Corp.	5,982,352	0.5
421,620	(1)	Cray, Inc.	11,050,660	0.9
563,747		Entegris, Inc.	16,574,162	1.3
267,422	(1)	Envestnet, Inc.	14,611,938	1.1
88,993	(1)	Everbridge, Inc.	4,874,147	0.4
408,374	(1)	Evo Payments, Inc.	10,695,315	0.8
202,144	(1)	ExlService Holdings, Inc.	11,716,266	0.9
114,664	(1)	Finisar Corp.	2,677,404	0.2
73,713	(1)	Five9, Inc.	3,160,813	0.2
68,162	(1)	HubSpot, Inc.	9,476,563	0.7
139,525	(1)	Integrated Device Technology, Inc.	6,688,828	0.5
233,904		j2 Global, Inc.	17,264,454	1.3
246,727	(1)	Lumentum Holdings, Inc.	10,971,950	0.8
164,983	(1)	Paylocity Holding Corp.	11,067,060	0.9
181,154	(1)	Q2 Holdings, Inc.	9,834,851	0.8
137,967	(1)	Rapid7, Inc.	4,387,351	0.3
64,224	(1)	Trade Desk, Inc./The	9,148,709	0.7
			183,662,245	14.1

		Materials: 5.1%
314,083		Boise Cascade Co.	8,348,326	0.6
Shares		Value	Percentage of Net Assets
	Materials: (Continued)
473,064	Commercial Metals Co.	9,115,943	0.7
168,141	Compass Minerals International, Inc.	8,423,864	0.7
188,170	Greif, Inc. - Class A	9,647,476	0.7
163,304	Minerals Technologies, Inc.	9,190,749	0.7
326,530	PolyOne Corp.	10,977,939	0.8
266,862	Worthington Industries, Inc.	11,053,424	0.9
		66,757,721	5.1

	Real Estate: 2.8%
541,847	Americold Realty Trust	14,521,500	1.1
136,654	EastGroup Properties, Inc.	13,668,133	1.1
376,199	Urban Edge Properties	7,501,408	0.6
		35,691,041	2.8

	Total Common Stock
	(Cost $1,302,705,889)	1,258,942,722	96.9

EXCHANGE-TRADED FUNDS: 1.0%
69,881	(2) iShares Russell 2000 Growth ETF	13,330,500	1.0

	Total Exchange-Traded Funds
	(Cost $13,138,914)	13,330,500	1.0

	Total Long-Term Investments
	(Cost $1,315,844,803)	1,272,273,222	97.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateral(3): 3.1%
9,669,338	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $9,671,158, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $9,862,725, due 12/25/18-10/20/68)	9,669,338	0.8
9,669,338	Daiwa Capital Markets, Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $9,671,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $9,862,725, due 12/06/18-09/09/49)	9,669,338	0.7

See Accompanying Notes to Financial Statements

11

Voya SmallCap Opportunities Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
4,063,529	Guggenheim Securities LLC, Repurchase Agreement dated 11/30/18, 2.33%, due 12/03/18 (Repurchase Amount $4,064,307, collateralized by various U.S. Government Agency Obligations, 2.000%-5.000%, Market Value plus accrued interest $4,144,800, due 04/01/19-05/20/68)	4,063,529	0.3
9,669,338	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $9,671,166, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $9,862,725, due 12/06/18-09/09/49)	9,669,338	0.7
7,639,484	State of Wisconsin Investment Board, Repurchase Agreement dated 11/30/18, 2.50%, due 12/03/18 (Repurchase Amount $7,641,054, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,792,275, due 07/15/20-02/15/47)	7,639,484	0.6
		40,711,027	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
30,008,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $30,008,000)	30,008,000	2.3

	Total Short-Term Investments
	(Cost $70,719,027)	70,719,027	5.4

	Total Investments in Securities (Cost $1,386,563,830)	$1,342,992,249	103.3
	Liabilities in Excess of Other Assets	(42,785,368)	(3.3)
	Net Assets	$1,300,206,881	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

12

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Communication Services: 2.2%
772	(1)	Live Nation Entertainment, Inc.	42,985	1.2
2,367	(1)	Vonage Holdings Corp.	25,067	0.7
491	(1)	Zayo Group Holdings, Inc.	12,923	0.3
			80,975	2.2

		Consumer Discretionary: 13.1%
491		Brunswick Corp.	26,043	0.7
256	(1)	Burlington Stores, Inc.	42,434	1.2
496	(2)	Cheesecake Factory	23,406	0.7
252		Childrens Place, Inc./The	32,669	0.9
1,527		Dana, Inc.	22,157	0.6
509	(1)	Etsy, Inc.	27,506	0.8
1,439		Extended Stay America, Inc.	26,190	0.7
637	(1)	frontdoor, Inc.	14,836	0.4
368	(1)	GrubHub, Inc.	28,811	0.8
215	(1),(2)	iRobot Corp.	20,511	0.6
335		Jack in the Box, Inc.	29,711	0.8
359	(1)	Michael Kors Holdings Ltd.	15,706	0.4
790	(1)	National Vision Holdings, Inc.	29,048	0.8
284	(1)	Ollie's Bargain Outlet Holdings, Inc.	25,191	0.7
151	(1)	Planet Fitness, Inc.	8,338	0.2
498	(1)	Sotheby's	19,915	0.6
401	(1)	TopBuild Corp.	20,431	0.6
198		Vail Resorts, Inc.	55,278	1.6
			468,181	13.1

		Energy: 1.5%
314	(1),(2)	Dril-Quip, Inc.	12,328	0.3
877	(1)	Parsley Energy, Inc.	17,654	0.5
1,819	(1)	QEP Resources, Inc.	14,607	0.4
618		US Silica Holdings, Inc.	8,769	0.3
			53,358	1.5

		Financials: 7.7%
1,875		BrightSphere Investment Group PLC	24,694	0.7
268		Cboe Global Markets, Inc.	28,842	0.8
768	(1)	Essent Group Ltd.	29,614	0.8
1,089		Home Bancshares, Inc./Conway AR	21,355	0.6
1,288		Jefferies Financial Group, Inc.	28,143	0.8
185		MarketAxess Holdings, Inc.	40,280	1.1
623		Moelis & Co.	25,182	0.7
349		Signature Bank	43,042	1.2
741	(1)	Western Alliance Bancorp.	34,731	1.0
			275,883	7.7
Shares			Value	Percentage of Net Assets
		Health Care: 21.6%
261	(1)	Aerie Pharmaceuticals, Inc.	10,411	0.3
265	(1)	Alnylam Pharmaceuticals, Inc.	21,507	0.6
255	(1)	Amedisys, Inc.	34,744	1.0
632	(1),(2)	Amicus Therapeutics, Inc.	6,977	0.2
286	(1)	Arena Pharmaceuticals, Inc.	11,729	0.3
93	(1)	Bluebird Bio, Inc.	11,429	0.3
165	(1)	Blueprint Medicines Corp.	9,466	0.3
711	(1)	Catalent, Inc.	28,191	0.8
313	(1)	Charles River Laboratories International, Inc.	42,208	1.2
120		Chemed Corp.	38,014	1.1
626	(1)	Elanco Animal Health, Inc.	20,915	0.6
544		Encompass Health Corp.	40,914	1.1
347	(1)	Exact Sciences Corp.	27,059	0.8
1,068	(1)	Exelixis, Inc.	21,691	0.6
193	(1)	FibroGen, Inc.	8,369	0.2
401		Hill-Rom Holdings, Inc.	38,881	1.1
667	(1),(2)	Immunomedics, Inc.	13,400	0.4
322	(1)	Ionis Pharmaceuticals, Inc.	18,769	0.5
123	(1)	LivaNova PLC	12,446	0.3
77	(1)	Loxo Oncology, Inc.	10,812	0.3
515	(1)	Medidata Solutions, Inc.	39,763	1.1
669	(1)	Merit Medical Systems, Inc.	42,181	1.2
160	(1)	Molina Healthcare, Inc.	22,354	0.6
218	(1)	Neurocrine Biosciences, Inc.	19,243	0.5
371	(1)	PRA Health Sciences, Inc.	43,311	1.2
314	(1),(2)	Puma Biotechnology, Inc.	7,297	0.2
121	(1)	Sage Therapeutics, Inc.	13,950	0.4
165	(1)	Sarepta Therapeutics, Inc.	21,363	0.6
269	(1)	Seattle Genetics, Inc.	16,834	0.5
265	(1)	Supernus Pharmaceuticals, Inc.	12,566	0.3
352	(1)	Teladoc Health, Inc.	21,982	0.6
104		Teleflex, Inc.	28,644	0.8
81	(1)	Ultragenyx Pharmaceutical, Inc.	4,347	0.1
207	(1)	WellCare Health Plans, Inc.	52,760	1.5
			774,527	21.6

		Industrials: 18.5%
261		Actuant Corp.	6,682	0.2
747		Altra Industrial Motion Corp.	23,568	0.6
403	(1)	Beacon Roofing Supply, Inc.	14,049	0.4
565		Brink's Co.	40,013	1.1
604		CIRCOR International, Inc.	19,992	0.5
268		Curtiss-Wright Corp.	29,587	0.8
370		EnPro Industries, Inc.	26,041	0.7

See Accompanying Notes to Financial Statements

13

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: (Continued)
637		Fortune Brands Home & Security, Inc.	27,901	0.8
418	(1)	Generac Holdings, Inc.	23,792	0.7
335	(1)	Genesee & Wyoming, Inc.	27,899	0.8
771	(2)	Healthcare Services Group, Inc.	36,391	1.0
386		Hubbell, Inc.	42,522	1.2
206		IDEX Corp.	28,304	0.8
705		KAR Auction Services, Inc.	40,284	1.1
324		Nordson Corp.	39,013	1.1
376		Regal Beloit Corp.	29,396	0.8
1,223		Schneider National, Inc.	27,310	0.8
193		Snap-On, Inc.	32,084	0.9
631	(1)	SPX FLOW, Inc.	23,681	0.6
570		Toro Co.	35,334	1.0
433		TransUnion	27,959	0.8
370		Wabtec Corp.	35,002	1.0
375		Xylem, Inc.	27,367	0.8
			664,171	18.5

		Information Technology: 21.9%
1,558	(1)	Advanced Micro Devices, Inc.	33,185	0.9
912		Booz Allen Hamilton Holding Corp.	46,795	1.3
1,114		Entegris, Inc.	32,752	0.9
326	(1)	EPAM Systems, Inc.	42,461	1.2
388	(1)	Euronet Worldwide, Inc.	45,633	1.3
222	(1)	Fair Isaac Corp.	44,096	1.2
710		Flir Systems, Inc.	32,561	0.9
411	(1)	Fortinet, Inc.	30,348	0.8
550	(1)	GoDaddy, Inc.	35,893	1.0
136	(1)	HubSpot, Inc.	18,908	0.5
182		Littelfuse, Inc.	34,826	1.0
253		MKS Instruments, Inc.	19,850	0.6
447	(1)	Proofpoint, Inc.	43,363	1.2
539	(1)	PTC, Inc.	46,618	1.3
855	(1)	Pure Storage, Inc.	16,168	0.5
515	(1)	Q2 Holdings, Inc.	27,959	0.8
241	(1)	RealPage, Inc.	12,431	0.3
990		SS&C Technologies Holdings, Inc.	47,669	1.3
392		Total System Services, Inc.	34,249	1.0
116	(1)	Trade Desk, Inc./The	16,524	0.5
854	(1)	Trimble, Inc.	32,478	0.9
182	(1)	Ultimate Software Group, Inc.	48,033	1.3
269	(1)	WEX, Inc.	41,687	1.2
			784,487	21.9

		Materials: 5.8%
467		Avery Dennison Corp.	45,019	1.3
755		Boise Cascade Co.	20,068	0.6
382		Carpenter Technology Corp.	16,456	0.5
469		Compass Minerals International, Inc.	23,497	0.6
874	(1)	Crown Holdings, Inc.	44,819	1.2
551		Greif, Inc. - Class A	28,250	0.8
Shares		Value	Percentage of Net Assets
	Materials: (Continued)
845	PolyOne Corp.	28,409	0.8
		206,518	5.8

	Real Estate: 1.8%
1,531	Americold Realty Trust	41,031	1.2
711	CubeSmart	22,140	0.6
		63,171	1.8

	Total Common Stock
	(Cost $3,358,653)	3,371,271	94.1

EXCHANGE-TRADED FUNDS: 2.5%
284	iShares Russell 2000 Growth ETF	54,176	1.5
297	iShares Russell Mid-Cap Growth ETF	37,193	1.0

	Total Exchange-Traded Funds
	(Cost $80,759)	91,369	2.5

	Total Long-Term Investments
	(Cost $3,439,412)	3,462,640	96.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateral(3): 3.1%
112,332	Citigroup, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $112,353, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $114,579, due 12/06/18-09/09/49)
	(Cost $112,332)	112,332	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.5%
88,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $88,000)	88,000	2.5

	Total Short-Term Investments
	(Cost $200,332)	200,332	5.6

	Total Investments in Securities (Cost $3,639,744)	$3,662,972	102.2
	Liabilities in Excess of Other Assets	(78,765)	(2.2)
	Net Assets	$3,584,207	100.0

See Accompanying Notes to Financial Statements

14

Voya Smid Cap Growth Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

15

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Communication Services: 8.4%
9,683		Activision Blizzard, Inc.	482,988	0.3
63,937		AT&T, Inc.	1,997,392	1.4
957		Cable One, Inc.	860,621	0.6
11,016		CenturyLink, Inc.	207,101	0.1
13,850		John Wiley & Sons, Inc.	765,767	0.5
65,498		News Corp - Class A	850,164	0.6
10,057		Omnicom Group	774,087	0.5
138,630	(1)	Sirius XM Holdings, Inc.	863,665	0.6
18,204		Telephone & Data Systems, Inc.	650,429	0.5
37,485		Verizon Communications, Inc.	2,260,345	1.6
15,235		Walt Disney Co.	1,759,490	1.2
8,929		World Wrestling Entertainment, Inc.	660,389	0.5
			12,132,438	8.4

		Consumer Discretionary: 9.1%
13,127		Best Buy Co., Inc.	847,873	0.6
14,260		Carnival Corp.	859,735	0.6
7,844		Darden Restaurants, Inc.	867,076	0.6
7,013		Expedia Group, Inc.	847,100	0.6
10,203		Home Depot, Inc.	1,839,805	1.3
12,121		Kohl's Corp.	814,168	0.5
3,970		Lear Corp.	540,912	0.4
7,568		Marriott International, Inc.	870,547	0.6
9,303		McDonald's Corp.	1,753,709	1.2
7,311		Pulte Group, Inc.	193,888	0.1
22,385		Service Corp. International	1,034,187	0.7
12,614		Six Flags Entertainment Corp.	773,995	0.5
23,068		TJX Cos., Inc.	1,126,872	0.8
3,011		Vail Resorts, Inc.	840,611	0.6
			13,210,478	9.1

		Consumer Staples: 7.9%
8,940		Altria Group, Inc.	490,180	0.3
34,894		Coca-Cola Co.	1,758,658	1.2
20,481		General Mills, Inc.	866,551	0.6
5,453		Hershey Co.	590,560	0.4
7,354		Kimberly-Clark Corp.	848,431	0.6
14,190		PepsiCo, Inc.	1,730,329	1.2
16,457		Philip Morris International, Inc.	1,424,024	1.0
21,783		Procter & Gamble Co.	2,058,711	1.4
13,772		Sysco Corp.	928,233	0.7
12,136		Tyson Foods, Inc.	715,417	0.5
			11,411,094	7.9

		Energy: 4.3%
17,063		Chevron Corp.	2,029,473	1.4
13,540		Marathon Petroleum Corp.	882,266	0.6
13,517		Occidental Petroleum Corp.	949,840	0.7
19,553		PBF Energy, Inc.	756,310	0.5
Shares		Value	Percentage of Net Assets
	Energy: (Continued)
9,264	Phillips 66	866,369	0.6
9,354	Valero Energy Corp.	747,385	0.5
		6,231,643	4.3

	Financials: 14.5%
8,704	Aflac, Inc.	398,121	0.3
41,549	AGNC Investment Corp.	735,417	0.5
4,846	Ameriprise Financial, Inc.	628,769	0.4
70,284	Annaly Capital Management, Inc.	705,651	0.5
19,914	Assured Guaranty Ltd.	812,889	0.6
39,674	AXA Equitable Holdings, Inc.	780,784	0.5
17,216	Bank of America Corp.	488,934	0.3
7,320	Bank of Hawaii Corp.	583,770	0.4
22,356	Bank OZK	605,848	0.4
13,660	Cathay General Bancorp.	540,526	0.4
46,452	Chimera Investment Corp.	891,414	0.6
1,506	Erie Indemnity Co.	206,096	0.1
2,050	Everest Re Group Ltd.	455,264	0.3
4,389	Factset Research Systems, Inc.	1,029,177	0.7
9,538	Federated Investors, Inc.	252,566	0.2
16,452	First American Financial Corp.	795,125	0.6
1,168	First Citizens BancShares, Inc.	501,621	0.4
23,555	JPMorgan Chase & Co.	2,619,080	1.8
22,479	Keycorp	412,265	0.3
16,369	Lazard Ltd.	656,724	0.5
61,279	MFA Financial, Inc.	444,273	0.3
2,120	Morningstar, Inc.	250,457	0.2
44,856	New Residential Investment Corp.	771,523	0.5
40,083	Old Republic International Corp.	903,872	0.6
5,453	Reinsurance Group of America, Inc.	814,569	0.6
2,675	S&P Global, Inc.	489,151	0.3
20,429	Starwood Property Trust, Inc.	456,997	0.3
56,308	Two Harbors Investment Corp.	809,709	0.6
34,088	Wells Fargo & Co.	1,850,297	1.3
		20,890,889	14.5

	Health Care: 14.7%
4,803	Abbott Laboratories	355,662	0.2
16,914	AbbVie, Inc.	1,594,483	1.1
9,827	AmerisourceBergen Corp.	873,620	0.6
7,459	Amgen, Inc.	1,553,337	1.1
13,289	Baxter International, Inc.	910,961	0.6
20,745	Bruker Corp.	687,489	0.5
10,924	Cardinal Health, Inc.	598,963	0.4
5,729	Cigna Corp.	1,279,744	0.9
12,764	Eli Lilly & Co.	1,514,321	1.0
17,519	Gilead Sciences, Inc.	1,260,317	0.9
3,352	Humana, Inc.	1,104,384	0.8
20,386	Johnson & Johnson	2,994,703	2.1
49,987	Pfizer, Inc.	2,310,899	1.6
7,640	Quest Diagnostics, Inc.	676,675	0.5

See Accompanying Notes to Financial Statements

16

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
	Health Care: (Continued)
8,292	UnitedHealth Group, Inc.	2,333,037	1.6
11,836	Zoetis, Inc.	1,111,045	0.8
		21,159,640	14.7

	Industrials: 8.7%
4,228	3M Co.	879,086	0.6
1,819	Boeing Co.	630,757	0.4
7,404	Carlisle Cos., Inc.	781,270	0.5
5,772	Copa Holdings S.A.- Class A	490,793	0.3
9,467	CSX Corp.	687,588	0.5
6,746	Curtiss-Wright Corp.	744,758	0.5
12,199	Expeditors International Washington, Inc.	928,222	0.7
1,943	General Dynamics Corp.	359,241	0.3
12,985	Herman Miller, Inc.	439,672	0.3
9,667	Honeywell International, Inc.	1,418,632	1.0
3,990	Lockheed Martin Corp.	1,198,716	0.8
8,710	Owens Corning, Inc.	454,227	0.3
5,292	Raytheon Co.	927,899	0.6
12,257	Republic Services, Inc.	947,956	0.7
12,136	Waste Management, Inc.	1,137,750	0.8
3,865	Watsco, Inc.	594,051	0.4
		12,620,618	8.7

	Information Technology: 21.3%
8,220	Accenture PLC	1,352,354	0.9
2,591	Alliance Data Systems Corp.	519,133	0.4
12,115	Amdocs Ltd.	786,385	0.5
10,751	Amphenol Corp.	945,443	0.7
10,544	Apple, Inc.	1,882,948	1.3
18,360	Booz Allen Hamilton Holding Corp.	942,052	0.7
7,941	Broadridge Financial Solutions, Inc. ADR	840,714	0.6
42,244	Cisco Systems, Inc.	2,022,220	1.4
11,402	DXC Technology Co.	718,782	0.5
9,866	Fidelity National Information Services, Inc.	1,065,035	0.7
15,415	Flir Systems, Inc.	706,932	0.5
22,561	HP, Inc.	518,903	0.4
42,279	Intel Corp.	2,084,777	1.4
8,275	InterDigital, Inc.	622,776	0.4
7,058	International Business Machines Corp.	877,098	0.6
31,359	Jabil, Inc.	783,034	0.5
14,745	Maxim Integrated Products	824,540	0.6
48,987	Microsoft Corp.	5,432,168	3.8
8,448	Motorola Solutions, Inc.	1,108,800	0.8
32,251	Oracle Corp.	1,572,559	1.1
13,113	Paychex, Inc.	927,876	0.6
12,258	Texas Instruments, Inc.	1,223,961	0.8
10,152	Total System Services, Inc.	886,980	0.6
40,688	Vishay Intertechnology, Inc.	848,345	0.6
10,252	Western Digital Corp.	465,338	0.3
45,008	Western Union Co.	843,000	0.6
		30,802,153	21.3

	Materials: 2.0%
2,221	Air Products & Chemicals, Inc.	357,292	0.3
Shares		Value	Percentage of Net Assets
	Materials: (Continued)
8,655	Aptargroup, Inc.	900,553	0.6
8,704	Avery Dennison Corp.	839,066	0.6
23,048	Newmont Mining Corp.	745,372	0.5
		2,842,283	2.0

	Real Estate: 4.4%
46,664	Apple Hospitality REIT, Inc.	740,558	0.5
8,119	Equity Lifestyle Properties, Inc.	808,084	0.6
10,219	Extra Space Storage, Inc.	980,820	0.7
22,891	Gaming and Leisure Properties, Inc.	788,137	0.6
14,503	Highwoods Properties, Inc.	628,995	0.4
2,242	Lamar Advertising Co.	170,033	0.1
37,377	Outfront Media, Inc.	776,694	0.5
19,280	PotlatchDeltic Corp.	715,288	0.5
22,941	Realogy Holdings Corp.	441,844	0.3
1,480	Simon Property Group, Inc.	274,821	0.2
		6,325,274	4.4

	Utilities: 4.1%
62,110	AES Corp.	962,084	0.7
14,969	Ameren Corp.	1,027,173	0.7
30,774	Centerpoint Energy, Inc.	861,980	0.6
23,865	Exelon Corp.	1,107,097	0.8
24,326	MDU Resources Group, Inc.	643,909	0.4
10,234	Pinnacle West Capital Corp.	914,510	0.6
6,471	WEC Energy Group, Inc.	469,018	0.3
		5,985,771	4.1

	Total Common Stock
	(Cost $139,185,526)	143,612,281	99.4

EXCHANGE-TRADED FUNDS: 0.4%
3,118	(1) iShares Russell 1000 ETF	477,459	0.4

	Total Exchange-Traded Funds
	(Cost $474,871)	477,459	0.4

	Total Long-Term Investments
	(Cost $139,660,397)	144,089,740	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(2): 0.8%
188,266	Citigroup, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $188,301, collateralized by various U.S. Government Securities, 0.000%-8.750%, Market Value plus accrued interest $192,031, due 12/06/18-09/09/49)	188,266	0.1

See Accompanying Notes to Financial Statements

17

Voya U.S. High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(2): (Continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 11/30/18, 2.30%, due 12/03/18 (Repurchase Amount $1,000,189, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 12/06/18-09/09/49)	1,000,000	0.7
		1,188,266	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
428,000	(3) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $428,000)	428,000	0.3

	Total Short-Term Investments
	(Cost $1,616,266)	1,616,266	1.1

	Total Investments in Securities (Cost $141,276,663)	$145,706,006	100.9
	Liabilities in Excess of Other Assets	(1,263,063)	(0.9)
	Net Assets	$144,442,943	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Represents securities purchased with cash collateral received for securities on loan.
(3)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

18

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 6, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 6, 2019